SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.           5      (File No. 33-63907)          [X]
                                   ---------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.         7          (File No. 811-7403)                       [X]
                  ---------

STRATEGIST GROWTH AND INCOME FUND, INC.
IDS Tower 10, Minneapolis, Minnesota 55440-0010

Eileen J. Newhouse - IDS Tower 10,
Minneapolis, Minnesota 55440-0010
(612) 671-2772

It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [X] on Nov. 29, 1999 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph  (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Growth and Income Trust has also executed this Amendment to the Registration Statement.

Strategist Growth and Income Fund, Inc.

Prospectus/Nov. 29, 1999

Strategist Balanced Fund
Strategist Equity Fund
Strategist Equity Income Fund
Strategist Total Return Fund

Please note that each Fund:

o is not a bank deposit

o is not federally insured

o is not endorsed by any bank or government agency

o is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.

Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Funds                                 2

Strategist Balanced Fund                  2

Goal                                      2

Investment Strategy                       2

Risks                                     4

Past Performance                          6

Fees and Expenses                         8

Management                                9

Strategist Equity Fund                   10

Goal                                     10

Investment Strategy                      10

Risks                                    12

Past Performance                         13

Fees and Expenses                        15

Management                               16

Strategist Equity Income Fund            17

Goal                                     17

Investment Strategy                      17

Risks                                    19

Past Performance                         20

Fees and Expenses                        22

Management                               23

Strategist Total Return Fund             24

Goal                                     24

Investment Strategy                      24

Risks                                    27

Past Performance                         29

Fees and Expenses                        31

Management                               32

Buying and Selling Shares                33

Valuing Fund Shares                      33

Purchasing Shares                        33

Exchanging/Selling Shares                37

Distributions and Taxes                  39

Personalized Shareholder Information     41

Master/Feeder Structure                  41

Business Structure                       42

Quick Telephone Reference                44

Financial Highlights                     45

The Funds
Strategist Balanced Fund, Strategist Equity Fund, Strategist Equity Income Fund and Strategist Total Return Fund are closed to new accounts. Existing shareholders of these Funds may continue to purchase additional shares. See "Purchasing Shares." The Funds may resume sales to new investors at some future date, but they have no present intention to do so.

References to "Fund" throughout this prospectus refer to Strategist Balanced Fund, Strategist Equity Fund, Strategist Equity Income Fund and Strategist Total Return Fund, singularly or collectively as the context requires.

Strategist Balanced Fund

GOAL
The Fund seeks to provide shareholders with a balance of growth of capital and current income. Because any investment involves risk, achieving this goal cannot be guaranteed. The Fund seeks to achieve its goal by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.


INVESTMENT STRATEGY
The Fund's assets primarily are invested in a combination of common stocks and senior securities (preferred stocks and debt obligations). The Fund will invest
(1) no more than 65% of its total assets in common stocks, (2) at least 35% of its total assets in senior securities, convertible securities, derivative instruments and money market instruments, and (3) at least 25% of its total assets in debt securities and convertible securities. The Fund will utilize derivative instruments (such as: futures, options and forward contracts) and when-issued securities to produce incremental earnings, to hedge existing positions and to increase flexibility. The Fund's potential losses from the use of these instruments could extend beyond its initial investment.


The selection of common stocks and senior securities are the primary decisions in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o Determining specific industry weightings within the following sectors:

         -- Consumer cyclical        -- Energy
         -- Consumer stable          -- Technology
         -- Financial                -- Industrial

o Selecting companies that are undervalued based on a variety of measures, such as price-earnings ratio, price/book ratio, current and projected earnings, current and projected dividends, and historic price levels.


o Identifying companies with potential for above-average, long-term growth based on:

   -- effective management (considering overall performance), -- competitive market position, and
   -- financial strength.


AEFC chooses debt obligations by:

o Considering opportunities and risks by reviewing interest rate and economic trends.


o Investing more heavily in certain sectors (i.e., corporate bonds, government obligations and mortgage-backed securities) based on AEFC's:
     -- expectations for interest  rates,   and
     --  expectations  for  economic  trends.
o Identifying securities that are expected to outperform other securities. In this analysis, AEFC will take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments).
o Focusing on bonds that are investment-grade although the fund may invest up to 5% below investment grade.
o Identifying  obligations  that  contribute  to  portfolio diversification.


In evaluating whether to sell a security, AEFC considers, among other factors, whether:


     -- the security is overvalued when compared to other potential investments,


     -- the interest rate or economic outlook changes, -- the security has reached AEFC's price objective, -- AEFC identifies a more attractive opportunity, -- the company has met AEFC's earnings and/or growth expectations, -- the issuer's credit quality declines or AEFC expects a decline
        (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell), and
     -- the company or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments such as foreign securities.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objectives. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Interest Rate Risk

   Sector/Concentration Risk

   Call/Prepayment Risk

   Credit Risk

   Liquidity Risk

   Style Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default. Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Style Risk

The Fund purchases stocks it believes are undervalued, but have potential for long-term growth and dividend income. These stocks will typically trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and
o how the Fund's average annual total returns compare to those of other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.


-------------------------------------------------------------------------------
 Strategist Balanced Fund Performance (based on calendar years)


                                               +24.97%

               +23.57%

                                                                +20.70%

+18.61%


                              +14.35%
                                                       +13.38%

                       +10.52%

                                                                      +9.72%





       -2.99%
                                       -2.98%

1989    1990    1991    1992    1993    1994    1995    1996*   1997    1998

During the period shown in the bar chart, the highest return for a calendar quarter was +10.57% (quarter ending December 1998) and the lowest return for a calendar quarter was -6.71% (quarter ending September 1998).

The Fund's year to date return as of Sept. 30, 1999 was -0.19%.


*On May 13, 1996, AXP Mutual (the predecessor fund) converted to a master/feeder structure and transferred all of its assets to Balanced Portfolio. The performance information in this and the following table, represents performance of the predecessor fund prior to March 20, 1995 and of Class A shares of the predecessor fund from March 20, 1995 through May 13, 1996 adjusted to reflect the absence of sales charges on shares of the Fund. The historical performance has not been adjusted for any difference between the fees and expenses of the Fund and historical fees and expenses of the predecessor fund.

Average Annual Total Returns (as of Dec. 31, 1998)
                              1 year             5 years             10 years
------------------------------------------------------------------------------
 Strategist Balanced Fund     +9.72%             +12.73%              +12.58%
 Lipper Balanced Fund Index  +15.09%             +13.86%              +13.31%
------------------------------------------------------------------------------
 S&P 500 Index               +28.57%             +24.01%              +19.19%


This table shows total returns from a hypothetical investment in the Fund. These returns are compared to the indexes shown for the same periods. For purposes of this calculation, information about the Fund assumes no adjustments for taxes an investor may have paid on the reinvested income and capital gains.

Lipper Balanced Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


Standard & Poor's 500 Index (S&P 500 Index), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies are generally larger than those in which the Fund invests.

FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------
Shareholder  Feesa (fees paid  directly  from your  investment)
Maximum  sales charge (load) imposed on
purchasesb (as a percentage of offering price)0%


------------------------------------------------------------------------------
Annual Fund operating expensesc (expenses that are deducted from Fund assets) As a percentage of average daily net assets:
------------------------------------------------------------------------------
 Management feesd                          0.48%
------------------------------------------------------------------------------
 Distribution (12b-1) fees                 0.25%
------------------------------------------------------------------------------
 Other expensese                           0.52%
------------------------------------------------------------------------------
Totalf                                     1.25%


(a) A wire transfer charge, currently $15, is deducted from your brokerage account for wire transfers made at your request.
(b) There are no sales loads; however, the Fund reserves the right upon 60 days' advance written notice to shareholders to impose a redemption fee of up to 1% on shares redeemed within one year of purchase.
(c) Both in this table and the following example, Fund operating expenses include expenses charged by both the Fund and the Portfolio.



(d) The management fee is paid by the Trust on behalf of the Portfolio. For Balanced Portfolio, it includes the impact of a performance fee that decreased the management fee by 0.02% in the fiscal year ended Sept. 30, 1999.


(e) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.
(f) The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Sept. 30, 2000. Under this agreement, total expenses will not exceed 1.25%. For the most recent fiscal year actual total expenses with fee waivers and expense reimbursement were 0.98%.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you sell your shares at the end of the years shown, your costs would be:


               1 year           3 years           5 years          10 years
------------------------------------------------------------------------------
                $127             $397              $687             $1,516


This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT
The Fund's assets are invested in Balanced Portfolio (the Portfolio), which is managed by AEFC. Bradley Stone, portfolio manager, joined AEFC in 1996. He has managed the fixed income portion of the assets of the Portfolio since May 1998. Prior to joining AEFC he was a fixed income portfolio manager at Piper Capital Management, Inc. from 1990 to 1996.

Kurt Winters, senior portfolio manager, joined AEFC in 1987. He has managed the equity portion of the assets of the Portfolio since December 1997. Kurt is responsible for overall investment management of the equity portion, including the determination of the sectors in which the Portfolio will invest. A team of research professionals makes investment decisions within those sectors. From 1992 to 1995, he managed IDS Life Series Fund, Managed Portfolio. He was appointed to manage AXP Discovery Fund in 1995. He also manages AXP Equity Value Fund, AXP Progressive Fund and Equity Income Portfolio.

Strategist Equity Fund

GOAL
The Fund seeks to provide shareholders with current income and growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed. The Fund seeks to achieve its goal by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.

INVESTMENT STRATEGY
The Fund's assets primarily are invested in common stocks and securities convertible into common stocks. Under normal market conditions, at least 65% of the Fund's total assets are invested in these securities. In pursuit of its income objective, the Fund will invest in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper). The Fund may invest up to 25% of its total assets in foreign investments.

The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:


o Considering opportunities and risks by reviewing overall market conditions and industry outlook.


o Identifying market trends that AEFC believes will lead to good long-term growth potential.


o Identifying large companies with strong, sustainable earnings growth based on:

   -- effective management (considering overall performance),


   -- competitive market position, and
   -- financial strength.

o Focusing on those companies that AEFC considers to be "blue chips." Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries.

o  Identifying investments that contribute to portfolio diversification.

o  Identifying income-producing securities.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

   -- the security is overvalued relative to other potential investments, -- the security has reached AEFC's price objective, -- the company has met AEFC's earnings and/or growth expectations, -- political, economic or other events could affect the company's performance,
   -- AEFC wishes to minimize potential losses (i.e., in a market down-turn), -- AEFC wishes to lock-in profits, -- AEFC identifies a more attractive opportunity, and -- the company or the security fails to meet the other standards described above.


Although not a primary investment strategy, the Fund also may invest in other instruments such as debt obligations (rated C or higher), and money market securities. Additionally, the Fund may utilize derivative instruments (such as: futures, options and forward contracts) to produce incremental earnings, to hedge existing positions and to increase flexibility.


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Inflation Risk


   Foreign Risk


Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.


Foreign Risk
The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing: o how the Fund's performance has varied for each full calendar year shown on the chart below, and o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

------------------------------------------------------------------------------
 Strategist Equity Fund Performance (based on calendar years)

+29.65%

               +27.66%

                                             +25.73%
                                                                +25.49%



                                                                       +19.35%
                                                       +19.02%


                              +16.67%






                       +6.82%



       +1.73%
                                       -2.86%

1989    1990    1991    1992    1993    1994    1995    1996*   1997    1998

During the period shown in the bar chart, the highest return for a calendar quarter was +19.38% (quarter ending December 1998) and the lowest return for a calendar quarter was -11.79% (quarter ending September 1998).

The Fund's year to date return as of Sept. 30, 1999 was -1.39%.


*On May 13, 1996, AXP Stock Fund (the predecessor fund) converted to a master/feeder structure and transferred all of its assets to Equity Portfolio. The performance information in this and the following table, represents performance of the predecessor fund prior to March 20, 1995 and of Class A shares of the predecessor fund from March 20, 1995 through May 13, 1996 adjusted to reflect the absence of sales charges on shares of the Fund. The historical performance has not been adjusted for any difference between the fees and expenses of the Fund and historical fees and expenses of the predecessor fund.

Average Annual Total Returns (as of Dec. 31, 1998)
                                   1 year           5 years          10 years
-------------------------------------------------------------------------------
 Strategist Equity Fund                 +19.35%      +16.84%          +16.41%
 S&P 500 Index                          +28.57%      +24.01%          +19.19%
-------------------------------------------------------------------------------
 Lipper Growth and Income Fund Index    +13.58%      +17.82%          +15.53%



This table shows total returns from a hypothetical investment in the Fund. These returns are compared to the indexes shown for the same periods. For purposes of this calculation, information about the Fund assumes no adjustments for taxes an investor may have paid on the reinvested income and capital gains.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies are generally larger than those in which the Fund invests.

Lipper Growth and Income Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
-------------------------------------------------------------------------------
Shareholder  Feesa (fees paid  directly  from your  investment)
Maximum  sales charge (load) imposed on
purchasesb (as a percentage of offering price) 0%


-------------------------------------------------------------------------------
Annual Fund operating expensesc (expenses that are deducted from Fund assets) As a percentage of average daily net assets:
-------------------------------------------------------------------------------
 Management feesd                          0.48%
-------------------------------------------------------------------------------
 Distribution (12b-1) fees                 0.25%
-------------------------------------------------------------------------------
 Other expensese                           0.52%
-------------------------------------------------------------------------------
 Totalf                                    1.25%


(a) A wire transfer charge, currently $15, is deducted from your brokerage account for wire transfers made at your request.
(b) There are no sales loads; however, the Fund reserves the right upon 60 days' advance written notice to shareholders to impose a redemption fee of up to 1% on shares redeemed within one year of purchase.


(c) Both in this table and the following example, Fund operating expenses include expenses charged by both the Fund and the Portfolio.
(d) The management fee is paid by the Trust on behalf of the Portfolio. For Equity Portfolio, it includes the impact of a performance fee that increased the management fee by 0.01% in the fiscal year ended Sept. 30, 1999.


(e) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.
(f) The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Sept. 30, 2000. Under this agreement, total expenses will not exceed 1.25%. For the most recent fiscal year actual total expenses with fee waivers and expense reimbursement were 1.25%.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you sell your shares at the end of the years shown, your costs would be:


              1 year           3 years           5 years          10 years
-------------------------------------------------------------------------------
               $127             $397              $687             $1,516


This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT
The Fund's assets are invested in Equity Portfolio (the Portfolio), which is managed by AEFC. Mike Kennedy joined the Advisor in 1985 and serves as vice president and senior portfolio manager. He has managed the assets of the Portfolio since Oct. 1998. In 1993, he became Director of Research for the Advisor. In 1996, he was promoted to vice president and Director of Global Research.

Strategist Equity Income Fund

GOAL
The Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed. The Fund seeks to achieve its goal by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.

INVESTMENT STRATEGY
The Fund primarily invests in equity securities. Under normal market conditions, the Fund will invest at least 65% of its net assets in dividend-paying common and preferred stocks.

The selection of dividend-paying stocks is the primary decision in building the investment portfolio.


o  Identifying companies with moderate growth potential based on:

   -- effective management (considering overall performance), and -- financial strength.

o  Identifying companies with dividend-paying stocks.


o  Determining specific industry weightings within the following sectors:

   -- Consumer cyclical     -- Energy

   -- Consumer stable       -- Technology

   -- Financial             -- Industrial

o  Identifying stocks that are selling at low prices in relation to:

   -- current and projected earnings,
   -- current and projected dividends, and
   -- historic price levels.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

   -- the security is overvalued,
   -- the security has reached AEFC's price objective, -- the company has met AEFC's earnings and/or growth expectations, and -- the company or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments, such as foreign securities, convertible securities, debt obligations (including bonds and commercial paper of any rating), and money market securities. Additionally, the Fund may utilize derivative instruments
(such as: futures, options and forward contracts) to produce incremental earnings, to hedge existing positions and to increase flexibility.


During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or commercial paper. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objectives. AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes. The Fund is not managed with respect to tax-efficiency.

RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Sector/Concentration Risk


   Inflation Risk


Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

PAST PERFORMANCE
The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and
o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

-------------------------------------------------------------------------------
 Strategist Equity Income Fund Performance (based on calendar years)

               +25.89%


                                 +24.48%

                                                +23.76

                                                                +20.92%


                                                       +18.08

                       +14.60%




                                                                      +11.71%






                                       -2.13%

1989    1990    1991    1992    1993    1994    1995    1996*   1997    1998

During the period shown in the bar chart, the highest return for a calendar quarter was +15.63% (quarter ending December 1998) and the lowest return for a calendar quarter was -10.97% (quarter ending September 1998).

The Fund's year to date return as of Sept. 30, 1999 was +1.48%.


*On May 13, 1996, AXP Diversified Equity Income Fund (the predecessor fund) converted to a master/feeder structure and transferred all of its assets to Equity Income Portfolio. The performance information in this and the following table represents performance of the predecessor fund prior to March 20, 1995 and of Class A shares of the predecessor fund from March 20, 1995 through May 13, 1996 adjusted to reflect the absence of sales charges on shares of the Fund. The historical performance has not been adjusted for any difference between the fees and expenses of the Fund and historical fees and expenses of the predecessor fund.

Average Annual Total Returns (as of Dec. 31, 1998)
                                     1 year         5 years    Since inceptiona
-------------------------------------------------------------------------------
 Strategist Equity Income Fund       +11.71%         +14.08%          --%
-------------------------------------------------------------------------------
 S&P 500 Index                       +28.57%         +24.01%         +22.11%b
-------------------------------------------------------------------------------
 Lipper Equity Income Fund Index     +11.78%         +16.61%         +17.40%b

a Inception date was Oct. 15, 1990.
b Measurement period started Nov. 1, 1990.


This table shows total returns from a hypothetical investment in the Fund. These returns are compared to the indexes shown for the same periods. For purposes of this calculation, information about the Fund assumes no adjustments for taxes an investor may have paid on the reinvested income and capital gains.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies are generally larger than those in which the Fund invests.

Lipper Equity Income Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


-------------------------------------------------------------------------------
Shareholder  Feesa (fees paid  directly  from your  investment)
Maximum  sales charge (load) imposed on
purchasesb (as a percentage of offering price) 0%

-------------------------------------------------------------------------------
 Annual Fund operating expensesc (expenses that are deducted from Fund assets) (as a percentage of average daily net assets):
-------------------------------------------------------------------------------

 Management fees                           0.49%
 Distribution (12b-1) fees                 0.25%
-------------------------------------------------------------------------------
 Other expensesd                           0.51%
-------------------------------------------------------------------------------
 Totale                                    1.25%


(a) A wire transfer charge, currently $15, is deducted from your brokerage account for wire transfers made at your request.
(b) There are no sales loads; however, the Fund reserves the right upon 60 days' advance written notice to shareholders to impose a redemption fee of up to 1% on shares redeemed within one year of purchase.


(c) Both in this table and the following example, Fund operating expenses include expenses charged by both the Fund and the Portfolio.
(d) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.
(e) The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Sept. 30, 2000. Under this agreement, total expenses will not exceed 1.25%. For the most recent
    fiscal  year  actual  total   expenses  with  fee  waivers  and  expense
    reimbursement were 1.25%.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you sell your shares at the end of the years shown, your costs would be:


                  1 year           3 years           5 years          10 years
-------------------------------------------------------------------------------
                   $127             $397              $687             $1,516


This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


MANAGEMENT
The Fund's assets are invested in Equity Income Portfolio (the Portfolio), which is managed by AEFC. Kurt Winters, senior portfolio manager, joined AEFC in 1987. He has managed the assets of the Portfolio since December 1997. Kurt is responsible for overall investment management, including the determination of the sectors in which the Portfolio will invest. A team of research professionals makes investment decisions within those sectors. From 1992 to 1995, he managed AXP Life Series Fund, Managed Portfolio. He was appointed to manage AXP Discovery Fund in 1995. He also manages AXP Equity Value Fund, AXP Progressive Fund and Balanced Portfolio.

Strategist Total Return Fund

GOAL
The Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income. Because any investment involves risk, achieving this goal cannot be guaranteed. The Fund seeks to achieve its goal by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.



INVESTMENT STRATEGY
The Fund's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities, and (4) cash. The Fund's investment manager, American Express Financial Corporation (AEFC), determines the portion of the Fund's assets to be invested in each asset class. AEFC expects to reset this mix, called the market mix, at least once every 12 to 18 months. The Fund may invest up to 50% of its total assets in foreign investments, which may include emerging markets, and up to 15% of its total assets in below investment-grade debt securities (lower-quality bonds).


The allocation among asset classes is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC chooses investments by:

o  Considering opportunities and risks by country and currency.
o  Identifying investments that contribute to portfolio diversification.
o Determining the appropriate allocation among asset classes based on the market mix AEFC expects to provide the most favorable total return. The day-to-day allocation of investments will vary from the market mix but will remain within the ranges selected by AEFC. As of the end of the most recent fiscal year, the market mix and ranges selected by AEFC are:

  Asset Class                           Market Mix                  Range
-------------------------------------------------------------------------------
  U.S. equity securities                    50%                     25-75%
  U.S. and foreign debt securities          40                      10-50
-------------------------------------------------------------------------------
  Foreign equity securities                 10                       0-50
-------------------------------------------------------------------------------
  Cash                                       0                       0-30

AEFC chooses equity investments by:

o  Identifying U.S. and foreign companies of all sizes.
o  Identifying smaller companies that exhibit:
   -- attractive valuations, based on measures such as the ratio of stock price to company earnings, free cash flow or book value, and

   -- improving earnings, based on an analysis of trends in earnings forecasts and prior period earnings that were better than expected, as well as an assessment of the company's competitive market position.
o Identifying larger companies with potential for above-average long-term growth based on:

   -- effective management (considering overall performance),

   -- competitive market position, and

   -- financial strength.


AEFC chooses debt obligations by:

o Considering opportunities and risks by reviewing interest rate and economic forecasts.


o Investing more heavily in certain sectors (for example, corporate bonds and government bonds) based on AEFC's expectations for interest rates.
o Identifying U.S. and foreign bonds that are investment-grade or below investment-grade (lower-quality).
o  Identifying securities that are expected to outperform other securities.
   In this analysis, AEFC will take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments).
o Identifying obligations that may benefit from currency fluctuations and interest rate differences among countries. In evaluating whether to sell a security, AEFC considers, among other factors, whether:


   -- the security is overvalued relative to other potential investments, -- the interest rate or economic outlook changes, -- the security has reached AEFC's price objective or moved above a reasonable valuation target,
   -- AEFC identifies a more attractive opportunity, -- the company has met or fails to meet AEFC's earnings and/or growth expectations,
   -- the issuer's credit quality declines or AEFC expects a decline (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell), and
   -- the issuer or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments such as preferred stocks and convertible securities. Additionally, the Fund may utilize derivative instruments (such as: futures, options and forward contracts) to produce incremental earnings, to hedge existing positions and to increase flexibility.


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objectives. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

RISKS


Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Interest Rate Risk

   Foreign/Emerging Markets Risk

   Call/Prepayment Risk

   Credit Risk

   Event Risk

   Liquidity Risk

   Small Company Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

PAST PERFORMANCE

The following bar chart and table show the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and
o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund performed in the past does not indicate how the Fund will perform in the future.

------------------------------------------------------------------------------
 Strategist Total Return Fund Performance (based on calendar years)




               +45.94%



+34.72%

                                             +19.26%



                                +14.95%
                                                               +14.67%

                                                       +11.62%


                        +9.26%
                                                                       +8.33%
       +0.07%
                                       -4.26%

1989    1990    1991    1992    1993    1994    1995    1996*   1997    1998

During the period shown in the bar chart, the highest return for a calendar quarter was +12.04% (quarter ending December 1998) and the lowest return for a calendar quarter was -11.39% (quarter ending September 1998).

The Fund's year to date return as of Sept. 30, 1999 was 0.94%.


*On May 13, 1996, AXP Managed Allocation, (the predecessor fund) converted to a master/feeder structure and transferred all of its assets to Total Return
Portfolio. The performance information in this and the following table represents performance of the predecessor fund prior to March 20, 1995 and of Class A shares of the predecessor fund from March 20, 1995 through May 13, 1996, adjusted to reflect the absence of sales charges on shares of the Fund. The historical performance has not been adjusted for any difference between the fees and expenses of the Fund and historical fees and expenses of the predecessor fund.

Average Annual Total Returns (as of Dec. 31, 1998)


                                       1 year         5 years          10 years
-------------------------------------------------------------------------------
 Strategist Total Return Fund            +8.33%        +9.54%          +14.57%
 S&P 500 Index                          +28.57%       +24.01%          +19.19%
-------------------------------------------------------------------------------
 Lipper Flexible Portfolio Fund Index   +16.52%       +13.58%          +12.96%



This table shows total returns from a hypothetical investment in the Fund. These returns are compared to the indexes shown for the same periods. For purposes of this calculation, information about the Fund assumes no adjustments for taxes an investor may have paid on the reinvested income and capital gains.

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 Index companies are generally larger than those in which the Fund invests.

Lipper Flexible Portfolio Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


-------------------------------------------------------------------------------
Shareholder  Feesa (fees paid  directly  from your  investment)
Maximum  sales charge (load) imposed on
purchasesb (as a percentage of offering price)0%

-------------------------------------------------------------------------------

Annual Fund operating expensesc (expenses that are deducted from Fund assets) As a percentage of average daily net assets:
-------------------------------------------------------------------------------
 Management feesd                          0.44%
-------------------------------------------------------------------------------
 Distribution (12b-1) fees                 0.25%
-------------------------------------------------------------------------------
 Other expensese                           0.61%
-------------------------------------------------------------------------------
 Totalf                                    1.30%


(a) A wire transfer charge, currently $15, is deducted from your brokerage account for wire transfers made at your request.
(b) There are no sales loads; however, the Fund reserves the right upon 60 days' advance written notice to shareholders to impose a redemption fee of up to 1% on shares redeemed within one year of purchase.


(c) Both in this table and the following example, Fund operating expenses include expenses charged by both the Fund and the Portfolio.
(d) The management fee is paid by the Trust on behalf of the Portfolio. For Total Return Portfolio, it includes the impact of a performance fee that decreased the management fee by 0.06% in the fiscal year ended Sept. 30, 1999.


(e) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.
(f) The Advisor and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses until Sept. 30, 2000. Under this agreement, total expenses will not exceed 1.30%. For the most recent fiscal year actual total expenses with fee waivers and expense reimbursement were 1.22%.




Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you sell your shares at the end of the years shown, your costs would be:


                  1 year           3 years           5 years          10 years
-------------------------------------------------------------------------------
                   $132             $412              $714             $1,573


This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT

The Fund's assets are invested in Total Return Portfolio (the Portfolio), which is managed by AEFC. Day-to-day portfolio management for the various asset classes held by the Portfolio is the responsibility of the following team of portfolio managers led by Steve Merrell:

Steve Merrell has served as portfolio manager of the Portfolio since September 1997 and as fixed income securities specialist since December 1995. He joined AEFC in 1991 and has managed AXP Variable Portfolio -- Bond Fund since that time. Steve serves as vice president and senior portfolio manager.

Jim Johnson began managing the U.S. equity portion of the Portfolio in July 1998. He also provides quantitative analysis for the Portfolio's tactical asset allocation decisions. He joined AEFC in 1994 as an equity quantitative analyst for American Express Asset Management Group Inc. He has managed the focused research product for American Express Asset Management Group since 1996. Prior to joining AEFC, he served as an equity quantitative analyst at Piper Capital Management, Inc. He currently also serves as co-manager of AXP Blue Chip Advantage Fund and manager of AXP Small Company Index Fund.

Ian King and John O'Brien, the "London Team," provide portfolio management for the international equities portion of the Portfolio. Ian joined AEFC in 1995 and also serves as portfolio manager for Emerging Markets Portfolio. Prior to joining AEFC he was director of Lehman Brothers Global Asset Management Ltd. from 1992 to 1995. John joined AEFC in 1988 and serves as vice president and portfolio manager for American Express Asset Management International Inc. He is manager of World Growth Portfolio and IDS Life Series Fund, International Equity Portfolio.

Jake Hurwitz and Kent Kelley, principals of Kenwood Capital Management LLC, began managing the U.S. small cap equity portion of the Portfolio in January 1999. Jake is portfolio manager of AXP Small Cap Advantage Fund. He manages the U.S. small cap growth equity portion of AXP Strategy Aggressive Fund. He also manages the small cap U.S. equity portion of AXP Variable Portfolio -- Strategy Aggressive Fund. Previously, Jake served as senior vice president at Travelers Investment Management Company, an affiliate of Smith Barney Asset Management. Kent is portfolio manager of AXP Small Cap Advantage Fund. He manages the U.S. small cap growth equity portion of AXP Strategy Aggressive Fund. He also manages the small cap U.S. equity portion of AXP Variable Portfolio -- Strategy Aggressive Fund. Previously, Kent was chief executive officer of Travelers Investment Management Company.

Buying and Selling Shares


VALUING FUND SHARES
The public offering price for a single Fund share is the net asset value (NAV). The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).


The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

PURCHASING SHARES
The Fund is closed to new accounts. Purchases are limited to existing accounts only. The discussion below regarding brokerage accounts and the purchase of shares of the Fund is qualified by this limitation.


You may purchase additional shares of the Fund in which you are invested through a brokerage account maintained with American Express Financial Advisors Inc. (the Distributor). Payment for shares must be made directly to the Distributor.


Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 for a false statement that results in no backup withholding, and
o  criminal penalties for falsifying information.

You also could be subject to backup withholding for failure to report interest or dividends on your tax return. For details on TIN requirements, call 800-297-7378 to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Deposits into your brokerage account


You may deposit money into your brokerage account by check, wire or many other forms of electronic funds transfer (securities also may be deposited). All deposit checks should be made payable to American Express Financial Advisors Inc. If you would like to wire funds into your existing brokerage account or add to your account by electronic transfer, please contact the Distributor at 800-297-7378 for instructions.


Minimum Fund investment requirements

Your initial investment in the Fund may be as low as $2,000 ($1,000 for custodial accounts, Individual Retirement Accounts and certain other retirement plans). The minimum subsequent investment is $100. These requirements may be reduced or waived as described in the SAI.

When and at what price shares will be purchased


You must have money available in your brokerage account in order to purchase Fund shares. If your request and payment (including money transmitted by wire) are received and accepted by the Distributor before 2 p.m. CT, your order will be priced at the next calculated NAV. See "Valuing Fund Shares."


Methods of purchasing shares

You may purchase shares of the Fund in three ways.

-------------------------------------------------------------------------------
 1 By telephone:
You may use money in your brokerage account to make purchases. To place your order, call 800-297-7378.
-------------------------------------------------------------------------------
 2 By mail:
Mail written purchase requests (along with any checks) to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. These requests should include:

o your brokerage account number (or a brokerage account application), and

o the name of the Fund and the dollar amount of shares you would like purchased.

Your check should be made payable to American Express Financial Advisors Inc. It will be deposited into your brokerage account and used to cover your purchase request.

-------------------------------------------------------------------------------
 3 By systematic purchase:
Once you have opened a brokerage account, you may authorize the Distributor to automatically purchase shares on your behalf at intervals and in amounts selected by you as described below.

Systematic Purchase Plan

The Distributor offers a Systematic Purchase Plan (SPP) that allows you to make periodic investments in the Fund automatically and conveniently. Participating in the SPP will save you the time and expense associated with writing checks or wiring money.

Investment minimums

You can make automatic investments in any amount, from $100 to $50,000.

Investment methods

There are two ways to make automatic investments in your brokerage account:

(1) Using uninvested cash in your brokerage account: If you elect this option, uninvested cash in your brokerage account will be used to make the investment and, if necessary, shares of your Money Market Fund will be sold to cover the balance of the purchase.

(2) Using bank authorizations: If you elect this option, money is transferred from your bank checking or savings account into your brokerage account for automatic investments.

You will need to select a transfer date (when the money is transferred into your brokerage account). If you change your bank authorization date, it may also be necessary to change your automatic investment date to coincide with the new transfer date.

Investment frequency

You can select the frequency of your automatic investments (example: twice monthly, monthly or quarterly). Quarterly investments are made on the date selected in the first month of each quarter (January, April, July and October).

Changing instructions to an already established plan

If you  want  to  change  the  fund(s)  selected  for  your  SPP  you  may  call
800-297-7378, or send written instructions clearly outlining the changes to American Express Financial Direct,

P.O. Box 59196, Minneapolis, MN 55459-0196. These instructions must include:

o  The funds with SPP that you want to cancel,
o The newly selected fund(s) in which you want to begin making automatic investments (for which you have an existing account) and the amount to be invested in each fund, and
o The investment frequency and investment dates for your new automatic investments.

Terminating your SPP

If you wish to terminate your SPP, you may call 800-297-7378, or send written instructions to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196.

Terminating bank authorizations

If you wish to terminate your bank authorizations, you may do so at any time by notifying American Express Financial Direct in writing or by calling 800-297-7378. Your bank authorization will not automatically terminate when you cancel your SPP.

If you are canceling your bank authorizations and you wish to cancel your SPP, you must also provide instructions stating that the Distributor should cancel your SPP. You may notify the Distributor by sending written instructions to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196 or telephoning 800-297-7378. Your systematic investments will continue using brokerage account assets if the Distributor does not receive notification to terminate your systematic investments as well.

To avoid procedural difficulties, the Distributor must receive instructions to change or terminate your SPP or bank authorizations at least 10 days prior to your scheduled investment date.

Minimum balance and account requirements

The Fund reserves the right to sell your shares if, as a result of sales, the aggregate value of your holdings in the Fund drops below $1,000 ($500 in the case of custodial accounts, IRAs and other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level. If you close your brokerage account, the Fund will automatically sell your shares and mail the proceeds to you.

Wire transfers to your bank

Money can be wired from your brokerage account to your bank account. Call the Distributor at 800-297-7378 for additional information on wire transfers. A $15 service fee will be charged against your brokerage account for each wire sent.

EXCHANGING/SELLING SHARES

Exchanging Shares

You can exchange your shares of the Fund for shares of other funds in the Strategist Fund Group in which you have an existing account at any time. For complete information on the other funds, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after it is accepted by that fund. When exchanging into another fund you must meet that fund's minimum investment requirements. You may make up to four exchanges per calendar year.

The Distributor and the Fund reserve the right to reject any exchange, limit the amount or modify or discontinue the exchange privilege to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt a Fund's investment strategies or increase its costs.

Selling Shares

You may sell your shares at any time. Your sale price will be the next NAV calculated after receipt by the Distributor of proper sale instructions, as described below.

There are no sales loads; however, each Fund reserves the right upon 60 days' advance notice to shareholders to impose a sales fee up to 1% on shares sold within one year of purchase.

Normally, payment for shares sold will be credited directly to your brokerage account on the next business day. However, the Fund may delay payment, but no later than seven days after the Distributor receives your selling instructions in proper form. Sale proceeds will be held in your brokerage account or mailed to you according to your account instructions.

If you recently purchased shares by check, your sale proceeds may be held in your brokerage account until your check clears (which may take up to 10 days from the purchase date) before a check is mailed to you.

The Fund reserves the right to redeem in kind.

Two ways to request an exchange or sale of shares

------------------------------------------------------------------------------
 1 By telephone:
You may exchange or sell your shares by calling 800-297-7378. Alternatively, you can mail your exchange or sale requests as described below.

To properly process your telephone exchange or sale request we will need the following information:

o your brokerage account number and your name (for exchanges, both funds must be registered in the same ownership),
o the name of the fund from which you wish to exchange or sell shares,
o the dollar amount or number of shares you want to exchange  or sell,  and
o the name of the fund into which shares are to be exchanged, if applicable.


Telephone exchange or sale requests received before 2 p.m. CT on any business day, once the caller's identity and account ownership have been verified by the Distributor, will be processed at the next calculated NAV. See "Valuing Fund Shares."


-------------------------------------------------------------------------------
 2 By mail:
You also may request an exchange or sale by writing to American Express Financial Direct, P.O. Box 59196, Minneapolis, MN 55459-0196. Once an exchange or sale request is mailed it is irrevocable and cannot be modified or canceled.

To properly process your mailed exchange or sale request, we will need a letter from you that contains the following information:

o your brokerage account number,
o the name of the fund from which you wish to  exchange  or sell  shares,
o the dollar  amount or number of shares you want to exchange  or sell,
o the name of the fund into which shares are to be exchanged, if applicable, and
o a signature of at least one of the brokerage account holders in the exact form specified on the account.

Telephone transactions

The privilege to initiate transactions by telephone is automatically available through your brokerage account. The Fund will honor any telephone transaction believed to be authentic and will use reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may modify or discontinue telephone privileges at any time.

Distributions and Taxes
As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund unless you request distributions in cash. We reinvest the distributions for you at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Personalized Shareholder Information
To help you track and evaluate the performance of your investments, you will receive these individualized reports:


QUARTERLY STATEMENTS
List all of your holdings and transactions during the previous three months.


YEARLY TAX STATEMENTS
Feature average-cost-basis reporting of capital gains or losses if you sell your shares along with distribution information to simplify tax calculations.

Master/Feeder Structure
The Fund uses a master/feeder structure. This means that the Fund (a feeder fund) invests all of its assets in a Portfolio (the master fund). Other feeder funds also invest in the Portfolio. The master/feeder structure offers the potential for reduced costs because it spreads fixed costs of portfolio management over a larger pool of assets. The Fund may withdraw its assets from the corresponding Portfolio at any time if the Fund's board determines that it is best. In that event, the board would consider what action should be taken, including whether to hire an investment advisor to manage the Fund's assets directly or to invest all of the Fund's assets in another pooled investment entity. Here is an illustration of the structure:

                        Investors buy shares in the Fund



                      The Fund buys units in the Portfolio



          The Portfolio invests in securities, such as stocks or bonds

Other feeders may include mutual funds and institutional accounts. These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Direct at 800-437-3133.

Business Structure

Transfer  Agent:   American   Express  Client  Service   Corporation   Maintains
shareholder accounts and records for the Fund; receives a fee based on the number of accounts it services.

Administrative Services Agent: American Express Financial Corporation Provides administrative and accounting services for the Fund; receives a fee based on average daily net assets.

Investment   Manager:   American  Express  Financial   Corporation  Manages  the
Portfolio's investments and receives a fee based on average daily net assets.*

The Fund invests its assets in the Portfolio. The Fund and/or the Portfolio have contracts with certain service providers.

Shareholders

The Fund

The Portfolio

Distributor: American Express Financial Advisors Inc. Markets and distributes shares; receives distribution fee.

Custodian: American Express Trust Company Provides safekeeping of assets; receives a fee that varies based on the number of securities held.



*Each Portfolio pays AEFC a fee for managing its assets. Each Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.48% of average daily net assets for Balanced Portfolio, 0.48% for Equity Portfolio, 0.49% for Equity Income Portfolio and 0.44% for Total Return Portfolio. Under the Agreement, each Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.

ABOUT AMERICAN EXPRESS FINANCIAL CORPORATION
American Express Financial Corporation (AEFC), the Fund's investment manager, has been a provider of financial services since 1894, and as of the most recent fiscal year end manages more than $227 billion in assets. These assets are managed by a team of highly skilled, experienced professionals, backed by one of the nation's largest investment departments. This team of professionals includes portfolio managers, economists and supporting staff, stock and bond analysts including Chartered Financial Analysts. Some of the professionals are based in London and Hong Kong and add a global dimension to the teams expertise.


AEFC, located at IDS Tower 10, Minneapolis, MN 55440-0010, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.



YEAR 2000
The Fund could be adversely affected if the computer systems used by AEFC and the Fund's other service providers do not properly process and calculate date-related information from and after Jan. 1, 2000. While Year 2000-related computer problems could have a negative effect on the Fund, AEFC is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps.


The companies, governments or international markets in which the Fund invests also may be adversely affected by Year 2000 issues. To the extent a portfolio holding is adversely affected by a Year 2000 processing issue, the Fund's return could be adversely affected.

Quick Telephone Reference

AMERICAN EXPRESS FINANCIAL DIRECT TEAM:

CALL THE FINANCIAL CONSULTANTS
Fund performance, objectives and account inquiries, sales and exchanges, dividend payments or reinvestments and automatic
payment arrangements:                                800-297-7378


TTY SERVICE
For the hearing impaired:                            800-710-5260


Financial Highlights

Balanced Fund

Fiscal period ended Sept. 30,
------------------------------------------------------------------------------------------
Per share income and capital changesa

                                                  1999      1998       1997      1996b
Net asset value, beginning of period            $15.07    $16.57     $13.57     $13.36
------------------------------------------------------------------------------------------

Income from investment operations:

Net investment income (loss)                       .41       .53        .66        .18

Net gains (losses) (both realized and unrealized) 1.40      (.39)      2.99        .17
------------------------------------------------------------------------------------------

Total from investment operations                  1.81       .14       3.65        .35

Less distributions:

Dividends from net investment income             (.38)      (.52)      (.65)      (.14)

Distributions from realized gains                (.97)      (1.12)       --         --
------------------------------------------------------------------------------------------

Total distributions                              (1.35)    (1.64)      (.65)      (.14)

Net asset value, end of period                  $15.53    $15.07     $16.57     $13.57

------------------------------------------------------------------------------------------
Ratios/supplemental data
Net assets, end of period (in thousands)        $1,177    $1,095       $895       $525

Ratio of expenses to average daily net assetsc    .98%      .93%       .62%      1.25%d
------------------------------------------------------------------------------------------

Ratio of net investment income (loss)
------------------------------------------------------------------------------------------

to average daily net assets                      2.55%     3.37%      4.60%      3.91%d
------------------------------------------------------------------------------------------

Portfolio turnover rate
------------------------------------------------------------------------------------------

(excluding short-term securities)                134%       98%        49%        14%
------------------------------------------------------------------------------------------

Total return                                    10.42%     .73%     27.43%      2.59%
------------------------------------------------------------------------------------------

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception date was May 13, 1996.
c The Advisor and  Distributor  voluntarily  limited total  operating  expenses.
  Without this agreement, the ratio of expenses to average daily net assets would have been 3.14%, 1.27%, 6.35% and 34.04% for the periods ended 1999, 1998, 1997 and 1996, respectively.
d Adjusted to an annual basis.


Equity Fund

Fiscal period ended Sept. 30,
------------------------------------------------------------------------------------------
 Per share income and capital changesa

                                                 1999      1998       1997       1996b
Net asset value, beginning of period            $28.28     $29.09     $22.40     $21.73
------------------------------------------------------------------------------------------

Income from investment operations:

Net investment income (loss)                       .14       .18        .54        .21

Net gains (losses) (both realized and unrealized) 4.74       .24       6.64        .62
------------------------------------------------------------------------------------------

Total from investment operations                  4.88       .42       7.18        .83

Less distributions:

Dividends from net investment income              (.49)     (.12)     (.49)      (.16)
Distributions from realized gains                (1.41)    (1.11)       --         --

Total distributions                              (1.90)    (1.23)     (.49)      (.16)
------------------------------------------------------------------------------------------

Net asset value, end of period                  $31.26    $28.28     $29.09    $22.40
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 Ratios/supplemental data

Net assets, end of period (in thousands)        $1,132      $935       $778      $534
------------------------------------------------------------------------------------------

Ratio of expenses to average daily net assetsc   1.25%     1.25%       .58%      1.25%d

Ratio of net investment income (loss)
------------------------------------------------------------------------------------------

to average daily net assets                       .45%     .69%      2.17%      3.06%d
------------------------------------------------------------------------------------------

Portfolio turnover rate
------------------------------------------------------------------------------------------

(excluding short-term securities)                 76%        79%        82%        21%
------------------------------------------------------------------------------------------

Total return                                    16.95%     .91%     28.28%      3.81%
------------------------------------------------------------------------------------------

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception date was May 13, 1996.
c The Advisor and  Distributor  voluntarily  limited total  operating  expenses.
  Without this agreement, the ratio of expenses to average daily net assets would have been 2.15%, 2.03%, 1.13% and 34.21% for the periods ended 1999, 1998, 1997 and 1996, respectively.
d Adjusted to an annual basis.


Equity Income Fund

Fiscal period ended Sept. 30,
-----------------------------------------------------------------------------------------
 Per share income and capital changesa

                                                 1999      1998       1997       1996b
Net asset value, beginning of period              $9.85    $11.16      $8.92      $8.68
-----------------------------------------------------------------------------------------

Income from investment operations:

Net investment income (loss)                       .12      .21        .37        .13

Net gains (losses) (both realized and unrealized) 1.56     (.47)      2.22        .23
-----------------------------------------------------------------------------------------

Total from investment operations                  1.68     (.26)      2.59        .36

Less distributions:
Dividends from net investment income              (.10)    (.22)      (.35)      (.12)

Distributions from realized gains                (1.00)    (.83)        --         --
-----------------------------------------------------------------------------------------

Total distributions                              (1.10)    (1.05)      (.35)      (.12)

Net asset value, end of period                  $10.43     $9.85      $11.16      $8.92

-----------------------------------------------------------------------------------------
 Ratios/supplemental data

Net assets, end of period (in thousands)        $1,006      $897       $827       $534
-----------------------------------------------------------------------------------------

Ratio of expenses to average daily net assetsc   1.25%      1.25%      1.07%     1.25%d

Ratio of net investment income (loss)
-----------------------------------------------------------------------------------------

to average daily net assets                      1.05%      1.95%      3.65%      3.51%d
-----------------------------------------------------------------------------------------

Portfolio turnover rate
-----------------------------------------------------------------------------------------

(excluding short-term securities)                  84%       97%        81%        17%
-----------------------------------------------------------------------------------------

Total return                                    17.34%    (2.61%)     29.44%      4.10%
-----------------------------------------------------------------------------------------

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception date was May 13, 1996.
c The Advisor and  Distributor  voluntarily  limited total  operating  expenses.
  Without this agreement, the ratio of expenses to average daily net assets would have been 3.62%, 1.68%, 4.53%, and 24.26% for the periods ended 1999, 1998, 1997 and 1996, respectively.
d Adjusted to an annual basis.


Total Return Fund

Fiscal period ended Sept. 30,
-----------------------------------------------------------------------------------------
 Per share income and capital changesa

                                                1999      1998       1997       1996b
Net asset value, beginning of period            $12.35    $14.53     $12.22     $11.89
-----------------------------------------------------------------------------------------

Income from investment operations:

Net investment income (loss)                       .32       .40        .31        .06
-----------------------------------------------------------------------------------------

Net gains (losses) (both realized and unrealized) 1.46      (.94)      2.29        .31
-----------------------------------------------------------------------------------------

Total from investment operations                  1.78      (.54)      2.60        .37
-----------------------------------------------------------------------------------------

Less distributions:

Dividends from net investment income              (.32)     (.40)     (.29)      (.04)
Distributions from realized gains                 (.94)    (1.24)       --         --

Total distributions                              (1.26)    (1.64)     (.29)      (.04)
-----------------------------------------------------------------------------------------

Net asset value, end of period                  $12.87    $12.35    $14.53     $12.22

-----------------------------------------------------------------------------------------
 Ratios/supplemental data

Net assets, end of period (in thousands)          $816      $685       $686       $529
-----------------------------------------------------------------------------------------

Ratio of expenses to average daily net assetsc    1.22%     1.15%     1.26%      1.30%d
-----------------------------------------------------------------------------------------

Ratio of net investment income (loss)
-----------------------------------------------------------------------------------------

to average daily net assets                       2.46%     2.92%     2.29%       .96%d
-----------------------------------------------------------------------------------------

Portfolio turnover rate
-----------------------------------------------------------------------------------------

(excluding short-term securities)                  81%      122%        99%        35%
-----------------------------------------------------------------------------------------

Total return                                     13.10%    (4.09%)   21.35%      3.18%
-----------------------------------------------------------------------------------------

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception date was May 13, 1996.
c The  Advisor and  Distributor  voluntarily  limited  total  opering  expenses.
  Without this agreement, the ratio of expenses to average daily net assets would have been 2.94%, 2.16%, 2.79%, and 31.60% for the periods ended 1999, 1998, 1997 and 1996, respectively.
d Adjusted to an annual basis.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

The Fund, along with the other funds in the Strategist Fund Group, is distributed by American Express Financial Advisors Inc.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during the last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, annual or semiannual report, or to make inquiries about the Fund contact American Express Financial Direct.

American Express Financial Direct
P.O. Box 59196, Minneapolis, MN 55459-0196
800-297-7378 TTY: 800-710-5620
Web site address:
http://www.americanexpress.com/direct

You may review and copy information about the Fund, including its SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-800-SEC-0330). Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained by writing and paying a duplicating fee to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


Investment Company Act File #811-7403

S-6122 E (11/99)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                     STRATEGIST GROWTH AND INCOME FUND, INC.

                            STRATEGIST BALANCED FUND
                             STRATEGIST EQUITY FUND
                          STRATEGIST EQUITY INCOME FUND
                          STRATEGIST TOTAL RETURN FUND

 (singularly and collectively with the corresponding portfolio(s) of Growth and Income Trust (the Trust) and the Trust, where the context requires, referred to as the "Fund")

                                  Nov. 29, 1999

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained by calling American Express Financial Direct, 800-AXP-SERV (TTY: 800-710-5260) or by writing to P.O. Box 59196, Minneapolis, MN 55459-0196.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

                                TABLE OF CONTENTS


Mutual Fund Checklist.....................................................p. 3

Fundamental Investment Policies...........................................p. 5

Investment Strategies and Types of Investments............................p. 8

Information Regarding Risks and Investment Strategies.....................p. 12

Security Transactions.....................................................p. 34

Brokerage Commissions Paid to Brokers Affiliated with the Adviser.........p. 36

Performance Information...................................................p. 37

Valuing Fund Shares.......................................................p. 39

Selling Shares............................................................p. 40

Taxes.....................................................................p. 41

Agreements................................................................p. 42

Organizational Information................................................p. 45

Board Members and Officers................................................p. 47

Compensation for Board Members............................................p. 50

Independent Auditors......................................................p. 53

Appendix:  Description of Ratings.........................................p. 54

MUTUAL FUND CHECKLIST
-------------------------------------------------------------------------------

                    |X|
                              Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.
                    |X|
                              Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.
                    |X|
                              A higher rate of return typically involves a higher risk of loss.
                    |X|
                              Past performance is not a reliable indicator of future performance.
                    |X|
                              ALL mutual funds have costs that lower investment return.
                    |X|
                              Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:

Develop a Financial Plan

Have a plan - even a simple plan can help you take control of your financial future.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

-------------------------------------------------------------------------------
Regular           Market Price        Shares
Investment        of a Share          Acquired
-------------------------------------------------------------------------------
    $100               $6.00            16.7
     100                4.00            25.0
     100                4.00            25.0
     100                6.00            16.7
     100                5.00            20.0
   -----            --------          ------
    $500              $25.00           103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)
The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

FUNDAMENTAL INVESTMENT POLICIES
-------------------------------------------------------------------------------

The Fund pursues its investment objective by investing all of its assets in a portfolio of the Trust, a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies, and restrictions as the Fund.

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.


The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

Strategist Balanced Fund

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (the Advisor), to the board members and officers of the Advisor or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

Strategist Equity Fund

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.

Strategist Equity Income Fund

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

Strategist Total Return Fund

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to the Advisor, to the board members and officers of the Advisor or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS
-------------------------------------------------------------------------------

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.


---------------------------------------------------------------- -------------------------------------------
Investment strategies & types of investments:                                  Allowable for
                                                                                 the Fund?
---------------------------------------------------------------- -------------------------------------------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
                                                                 Strategist Strategist Strategist Strategist
                                                                 Balanced   Equity     Equity     Total
                                                                                       Income     Return
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Agency and Government Securities                                    yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Borrowing                                                           yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Cash/Money Market Instruments                                       yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Collateralized Bond Obligations                                     yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Commercial Paper                                                    yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Common Stock                                                        yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Convertible Securities                                              yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Corporate Bonds                                                     yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Debt Obligations                                                    yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Depositary Receipts                                                 yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Derivative Instruments                                              yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Foreign Currency Transactions                                       yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Foreign Securities                                                  yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
High-Yield (High-Risk) Securities (Junk Bonds)                      yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Illiquid and Restricted Securities                                  yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Indexed Securities                                                  yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Inverse Floaters                                                    yes        no         no         yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Investment Companies                                                yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Lending of Portfolio Securities                                     yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Loan Participations                                                 yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Mortgage- and Asset-Backed Securities                               yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Mortgage Dollar Rolls                                               yes        no         no         no
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Municipal Obligations                                               yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Preferred Stock                                                     yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Real Estate Investment Trusts                                       yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Repurchase Agreements                                               yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Reverse Repurchase Agreements                                       yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Short Sales                                                         no         no         no         no
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Sovereign Debt                                                      yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Structured Products                                                 yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Variable- or Floating-Rate Securities                               yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Warrants                                                            yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
When-Issued Securities                                              yes        yes        yes        yes
---------------------------------------------------------------- ---------- ---------- ---------- ----------
---------------------------------------------------------------- ---------- ---------- ---------- ----------
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities                yes        yes        yes        yes

---------------------------------------------------------------- ---------- ---------- ---------- ----------

For Strategist Balanced:

The following are guidelines that may be changed by the board at any time:

o No more than 65% of the Fund's total assets will be invested in common stocks.

o No less than 35% of the Fund's total assets will be invested in senior securities (preferred stocks and debt obligations), convertible securities, derivative instruments and money market instruments.

o At least 25% of the Fund's total assets will be invested in debt securities and convertible securities.

o The Fund will not invest more than 5% of its net assets in bonds below investment grade.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.


o The Fund will not buy on margin, but it may make margin payments in connection with interest rate in futures contracts.


o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

For Strategist Equity:

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, at least 65% of the Fund's total assets will be invested in common stocks and securities convertible into common stock of U.S. and foreign companies.

o The Fund will not invest more than 5% of its net assets in bonds below investment grade.

o The Fund will not purchase securities rated below C by Moody's Investors Service, Inc. or Standard & Poor's Corporation or the equivalent.

o    The Fund may invest up to 25% of its total assets in foreign investments.


o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.


o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest more than 10% of its net assets in securities of investment companies.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o    The Fund will not invest in a company to control or manage it.

For Strategist Equity Income:

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, the Fund will invest at least 65% of its net assets in dividend-paying common and preferred stocks.

o No more than 20% of the Fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

For Strategist Total Return:

The following are guidelines that may be changed by the board at any time:

o No more than 15% of the Fund's total assets will be invested in below investment-grade debt securities.

o No more than 50% of the Fund's total assets will be invested in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund may invest up to 30% of its total assets in short-term debt securities rated in the top two grades or the equivalent.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk will be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk


The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk Bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.


Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common stock of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.


See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.


A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.


Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

         Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

         Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.


Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

         Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

         Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


         Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Fund being required to defer recognizing losses incurred on futures contracts and on underlying securities identified as hedged positions and require recognition of unrealized capital gain.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

         Other Risks of Derivatives.

Derivatives are risky investments.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.


Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.


Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Since investments in foreign countries usually involve currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put options, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities and Domestic Companies with Foreign Operations

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark, and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.


To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the securities of other investment companies includes: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations


Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within territorial boundaries of the United States (including the District of Columbia). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."


General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price on the replacement date. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased prior to the scheduled delivery date, the investor loses the opportunity to participate in the gain.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities


These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions, it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Funds losing the opportunity to obtain a price and yield considered to be advantageous.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS
-------------------------------------------------------------------------------

Subject to policies set by the board, the Advisor is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the Advisor has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, the Advisor may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Advisor has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing the Advisor to do so to the extent authorized by law, if the Advisor determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the Advisor's overall responsibilities with respect to the portfolios advised by the Advisor.

Research provided by brokers supplements the Advisor's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. The Advisor has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

Normally, a Fund's securities are traded on a principal rather than an agency basis. In other words, the Advisor will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The Advisor does not pay the dealer commissions. Instead the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the Advisor must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits the Advisor to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits the Advisor, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the Advisor, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. The Advisor has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but the Advisor believes it may obtain better overall execution. the Advisor has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the Advisor in providing advice to all the trusts in the Preferred Master Trust Group, their corresponding funds and other accounts advised by the Advisor, even though it is not possible to relate the benefits to any particular fund, portfolio or account.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by the Advisor or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, the Advisor carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On  a  periodic  basis,  the  Advisor  makes  a  comprehensive   review  of  the
broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal years noted below, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.

                                                                      Equity Income
                                                                        Portfolio           Total Return
     Sept. 30,           Balanced Portfolio   Equity Portfolio        ------------            Portfolio
-----------------------  ------------------   ----------------                              ------------


1999                       $ 6,804,222           $ 5,913,765          $ 4,787,674           $ 4,560,856


1998                         8,262,117             6,267,759            5,060,074             5,108,612
1997                         3,749,845             6,147,059            1,979,701             5,860,957


No transactions were directed to brokers because of research services they provided to each Fund except for the affiliates as noted below.

As of the end of the most recent fiscal year, each Fund held securities of its regular brokers or dealers of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                                                                 Value of Securities
                Fund                            Name of Issuer               owned at End of Fiscal Year
Balanced Portfolio                     Bank of America                                $ 87,350,027
                                       Chase Manhattan                                  36,180,000
                                       Equitable Life Assurance                          5,521,230
                                       Fleet Financial Group                            47,297,889
                                       Morgan (JP)                                      13,137,900
                                       Morgan Stanley                                   51,282,813
                                       NationsBank                                      11,328,913
                                       Salomon Smith Barney                             14,989,021
Equity Portfolio                       Bank of America                                  38,981,250
                                       Merrill Lynch                                    27,705,058
                                       Morgan Stanley                                   22,296,875
Equity Income Portfolio                Bank of America                                  56,522,812
                                       Chase Manhattan                                  17,743,275
                                       Fleet Financial Group                            23,623,125
                                       Merrill Lynch                                     2,392,960
                                       Morgan Stanley                                   47,269,375
                                       Salomon Smith Barney                              5,695,828
Total Return Portfolio                 Advest                                              567,575
                                       Bank of America                                  23,169,619
                                       FleetBoston                                      12,653,937
                                       Hambrecht & Quist                                 1,796,006
                                       Legg Mason                                          965,475
                                       Lehman Brothers                                   7,084,969
                                       Merrill Lynch                                    14,877,442
                                       Morgan Stanley                                    9,712,519
                                       Raymond James Financial                             528,344


The portfolio turnover rates for the two most recent fiscal years were as follows:


Sept. 30,                Balanced Portfolio    Equity Portfolio    Equity Income   Total Return
----------------------  -------------------   ------------------    Portfolio        Portfolio
                                                                   -------------   ------------

1999                            135%                 76%                    84%          81%
1998                             98                  79                     97          122



Higher turnover rates may result in higher brokerage expenses.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE ADVISOR
-------------------------------------------------------------------------------

Affiliates of American Express Company (of which the Advisor is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. The Advisor will use an American Express affiliate only if (i) the Advisor determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with the Advisor is contained in the following table:

                          As of the end of Fiscal Year

                                                            1999                            1998            1997
                                         ------------------------------------------     ------------    ------------

                                                                      Percent of
                  --------  ---------  --------------  -------------  Aggregate        ---------------
                                                                      Dollar Amount                     -------------
                                       Aggregate       Percent of     of               ---------------  Aggregate
                                       Dollar amount   Aggregate      Transactions     Aggregate        Dollar
Fund                        Nature     of              Brokerage      Involving        Dollar Amount    Amount of
                   Broker   of         Commissions     Commissions    Payment of       of Commissions   Commissions
                           Affiliation Paid to Broker                 Commissions      Paid to Broker   Paid to
                                                                                                        Broker
Balanced             +          *          112,076        1.65%            1.85%        $ 18,405         $ 24,783
Equity               +          *          321,979        5.44            17.76          171,639          404,603
Equity Income        +          *          111,698        2.33             5.16           49,994          125,796
Total Return         +          *           84,089        1.84             7.38          148,878          314,054



+American Enterprise Investment Services Inc.
*Wholly-owned subsidiary of the Advisor

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund, are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

where:           P =  a hypothetical initial payment of $1,000
                 T =  average annual total return
                 n =  number of years
               ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:           P =  a hypothetical initial payment of $1,000
               ERV =  ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield by dividing the net investment income per share deemed earned during a 30-day period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                            Yield = 2[(a-b + 1)6 - 1]
                                       cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                 c =  the average daily number of shares  outstanding  during the period that were entitled to receive  dividends
                 d =  the maximum offering price per share on the last day of the period

The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Fund's securities. It is not necessarily indicative of the amount which was or may be paid to Fund shareholders. Actual amounts paid to the Fund's shareholders are reflected in the distribution yield.

Distribution yield

Distribution yield is calculated according to the following formula:

                                    D  divided by  POPF   equals DY
                                   ---            -----
                                   30               30

where:           D =  sum of dividends for 30-day period
               POP =  sum of public offering price for 30-day period
                 F = annualizing factor DY = distribution yield

On May 13, 1996, AXP Mutual, AXP Stock Fund, AXP Diversified Equity Income Fund and AXP Managed Allocation Fund (the American Express Funds), four open-end investment companies managed by the Advisor, transferred all of their respective assets to Balanced Portfolio, Equity Portfolio, Equity Income Portfolio and Total Return Portfolio, respectively, in exchange for units of the Portfolios. Also on May 13, 1996, Balanced Fund, Equity Fund, Equity Income Fund and Total Return Fund transferred all of their respective assets to the corresponding Portfolio of the Trust in connection with the commencement of their operations.


On March 20, 1995, the American Express funds converted to a multiple class structure pursuant to which three classes of shares are offered: Class A, Class B and Class Y. Prior to July 1, 1999 Class A shares were sold with a 5% sales charge, a 0.175% service fee and no 12b-1 fee. Effective July 1, 1999, Class A shares are sold with a 5% sales charge and a 12b-1 fee of up to 0.25%. Performance for periods prior to May 13, 1996 is based on the performance of the corresponding American Express fund adjusted for differences in sales charges. For the period from March 20, 1995 to May 13, 1996, performance is based on the performance of Class A shares of the corresponding American Express fund. The historical performance for these periods has not been adjusted for any difference between the estimated aggregate fees and expenses of the Funds and historical fees and expenses of the American Express funds.


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global

Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.


VALUING FUND SHARES
-------------------------------------------------------------------------------

As of the end of the most recent fiscal year, the computations looked like this:

                                                                                            Net asset value
                                                          Shares                            of one share
  Fund                   Net assets                       outstanding
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
Balanced              $ 1,176,779        divided by           75,776           equals           $ 15.53
Equity                  1,132,415                             36,228                              31.26
Equity Income           1,005,828                             96,405                              10.43
Total Return              815,804                             63,392                              12.87



In determining net assets before shareholder transactions, the securities held by the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

SELLING SHARES
-------------------------------------------------------------------------------

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Funds to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board members may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund reserves the right to redeem, involuntarily, the shares of any shareholder whose account has a value of less than a minimum amount but only where the value of such account has been reduced by voluntary redemption of shares. Until further notice, it is the policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $1,000 or more ($500 in the case of Custodial accounts, IRAs and other retirement plans). In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the accounts to at least $1,000.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of that Fund at the beginning of such period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make payments in whole or in part in securities or other assets in case of an emergency, or if the payment of such redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In such circumstances, the securities distributed would be valued as set forth in the Prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Rejection of Business

The Fund reserves the right to reject any business, in its sole discretion.

TAXES
-------------------------------------------------------------------------------

You may be able to defer taxes on current income from a Fund by investing through an IRA 401(k) plan account or other qualified retirement account. If you move all or part of a non-qualified investment in a Fund to a qualified account, this type of exchange is considered a redemption of shares. You pay no sales charge, but the exchange may result in a gain or loss for tax purposes, or excess contributions under IRA or qualified plan regulations.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, the following percentage of the Fund's net investment income dividends qualified for the corporate deduction:


Balanced                                           36.14%
Equity                                            100.00%
Equity Income                                     100.00%
Total Return                                       16.06%


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to such stock, such dividend shall be included in gross income by the Fund as of the later of (1) the date such share became ex-dividend or (2) the date the Fund acquired such share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay such income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AGREEMENTS
-------------------------------------------------------------------------------

Investment Management Services Agreement

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, the Advisor, subject to the policies set by the board, provides investment management services. For its services, the Advisor is paid a fee based on the following schedule. Each Fund pays its proportionate share of the fee.

                                                           Equity,
                                                      Equity Income and
                Balanced                                 Total Return

          Assets         Annual rate at        Assets           Annual rate at
        (billions)      each asset level     (billions)        each asset level
       First   $1.0          0.530%              First   $0.50       0.530%
       Next     1.0          0.505               Next     0.50       0.505
       Next     1.0          0.480               Next     1.00       0.480
       Next     3.0          0.455               Next     1.00       0.455
       Over     6.0          0.430               Next     3.00       0.430
                                                 Over     6.00       0.400


On the last day of the most recent fiscal year, the daily rates applied to the Funds' net assets on an annual basis were equal to 0.487% for Balanced, 0.466% for Equity, 0.488% for Equity Income and 0.493% for Total Return. The fee is calculated for each calendar day on the basis of net assets at the close of business two days prior to the day for which the calculation is made. The Advisor has agreed to certain fee waivers and expense reimbursements as discussed in the fund's prospectus.


Before the fee based on the asset charge is paid for Balanced, Equity and Total Return, it is increased or decreased based on investment performance compared to an Index (the Index). For Balanced, the Index is the Lipper Balanced Fund Index. For Equity, the Index is the Lipper Growth and Income Fund Index. For Total Return, the index is the Lipper Flexible Portfolio Fund Index. Solely for purposes of calculating the performance incentive adjustment, the Index is compared to the performance of Class A shares of another fund that invests in the Portfolio (the comparison fund). For Balanced, the comparison fund is AXP Mutual. For Equity and Total Return, the comparison funds are AXP Stock Fund and AXP Managed Allocation Fund. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one share of the comparison fund and the change in the Index.

The performance of the comparison fund is measured by computing the percentage difference between the opening and closing net asset value of one share, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to the Advisor's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the comparison fund performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the comparison fund, the base fee will be decreased. The maximum monthly increase or decrease will be 0.08% of average net assets on an annual basis.


The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. For the most recent fiscal year, the adjustment decreased the fee by $1,244,183 for Balanced, increased the fee by $612,579 for Equity and decreased the fee by $1,498,682 for Total Return.


The management fee is paid monthly. For fiscal years noted below, each Portfolio paid the following management fees.

Sept 30,        Balanced        Equity           Equity Income    Total Return
--------        --------        ------           -------------    ------------


1999          $ 23,093,721    $ 22,255,457       $ 13,270,362    $ 11,143,597


1998            23,644,896      20,321,279         12,214,128      12,897,457
1997            21,571,200      16,849,365          9,000,327      13,358,064

Under the Agreement, each Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for units; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by each Fund, approved by the board. For fiscal years noted below, each Fund and corresponding Portfolio paid the following nonadvisory expense. All fees are net of earnings credits.

Sept 30,   Balanced       Equity      Equity Income         Total Return
--------   --------       ------      -------------         ------------


1999      $ 435,378      $ 475,637      $ 361,658            $ 547,214


1998        481,617        561,614        291,311              951,262
1997        390,123        640,263        165,078              767,027

Administrative Services Agreement

The Fund has an Administrative  Services Agreement with the Advisor.  Under this
agreement,   each  Fund  pays  the  Advisor  for  providing  administration  and accounting services. The fee is calculated as follows:

                                                                            Equity Fund,
                                                                       Equity Income Fund and
                    Balanced Fund                                        Total Return Fund
          Assets                  Annual rate at                 Assets                 Annual rate at
        (billions)               each asset level              (billions)              each asset level
       First   $1                     0.040%                   First   $0.50               0.040%
       Next     1                     0.035                    Next     0.50               0.035
       Next     1                     0.030                    Next     1.00               0.030
       Next     3                     0.025                    Next     1.00               0.025
       Over     6                     0.020                    Next     3.00               0.020
                                                               Over     6.00               0.020



On the last day of the most recent fiscal year, the daily rates applied to the Funds' net assets on an annual basis were equal to 0.040% for Balanced, 0.040% for Equity, 0.040% for Equity Income and 0.040% for Total Return.


For fiscal years noted below each Fund paid the following administrative fees.


      Sept. 30,               Balanced       Equity        Equity Income            Total Return
----------------------       ----------     ---------     --------------           --------------
         1999                   $ 478         $ 446              $ 411                  $ 315
         1998                     414           348                361                    289
         1997                     287           261                275                    246



Under the agreement, each Fund also pays taxes; audit and certain legal fees; registration fees for shares; office expenses; consultant' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; and expenses properly payable by each Fund approved by the board.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs the responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. The fee is determined by multiplying the number of shareholder accounts at the end of the day by a rate of $20 per year and dividing by the number of days in the year. The fees paid to AECSC may be changed by the board without shareholder approval.

Distribution Agreement


American Express Financial Advisors Inc. (Distributor) is the Fund's principal underwriter. The Fund's shares are offered on a continuous basis.

Under a prior agreement the Fund paid a fee to help defray the costs of distribution and servicing under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund paid a fee at an annual rate of 0.25% of the Fund's average daily net assets. For the most recent fiscal year, the Funds paid fees of $2,986 for Balanced Fund, $2,787 for Equity Fund, $2,566 for Equity Income Fund and $1,968 for Total Return Fund. These costs covered almost all aspects of distributing shares of the Funds.

Part of the sales charge may be paid to selling dealers who have agreements with AEFA. AEFA will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.


Custodian Agreement

The Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United Stated are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION
-------------------------------------------------------------------------------

The Fund is an open-end management investment company. The Fund headquarters are at P.O. Box 59196, Minneapolis, MN 55459-0196.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.


Fund History Table for All Publicly Offered Funds in the Strategist Fund Group

                                          Date of      Form of     Inception    State of      Fiscal     Diversified
                                        Organization Organization    Date      Organization  Year End
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Strategist Growth Fund, Inc.              9/1/95     Corporation                   MN
   Strategist Growth Fund                                           5/13/96                    7/31          Yes
   Strategist Growth Trends Fund                                    5/13/96                    7/31          Yes
   Strategist Special Growth Fund                                   8/19/96                    7/31          Yes
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Strategist Growth & Income Fund, Inc.     9/1/95     Corporation                   MN
   Strategist Balanced Fund                                         5/13/96                    9/30          Yes
   Strategist Equity Fund                                           5/13/96                    9/30          Yes
   Strategist Equity Income Fund                                    5/13/96                    9/30          Yes
   Strategist Total Return Fund                                     5/13/96                    9/30          Yes
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Strategist Income Fund, Inc.              5/25/95    Corporation                   MN
   Strategist Government Income Fund                                6/10/96                    5/31          Yes
   Strategist High Yield Fund                                       6/10/96                    5/31          Yes
   Strategist Quality Income Fund                                   6/10/96                    5/31          Yes
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Strategist Tax-Free Income Fund, Inc.     9/1/95     Corporation                   MN
   Strategist Tax-Free High Yield Fund                              5/13/96                    11/30         Yes
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Strategist World Fund, Inc.               9/1/95     Corporation                   MN
   Strategist Emerging Markets Fund                                11/13/96                    10/31         Yes
   Strategist World Growth Fund                                     5/13/96                    10/31         Yes
   Strategist World Income Fund                                     5/13/96                    10/31         No
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------

BOARD MEMBERS AND OFFICERS
-------------------------------------------------------------------------------

Directors of Strategist Fund Group

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members who are board members of all 15 funds in the Strategist Fund Group.

Rodney P. Burwell
Born in 1939
Xerxes Corporation
7901 Xerxes Ave. S.
Minneapolis, MN

Chairman, Xerxes Corporation (fiberglass storage tanks). Director, Fairview Corporation.

Jean B. Keffeler
Born in 1945
3424 Zenith Avenue South
Minneapolis, MN

Independent management consultant. Director, National Computer Systems.

Thomas R. McBurney
Born in 1938
McBurney Management Advisors
1700 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

President, McBurney Management Advisors. Director, The Valspar Corporation (paints), Wenger Corporation, Allina, Space Center Enterprises and Greenspring Corporation.

James A. Mitchell*
Born in 1941
2900 IDS Tower
Minneapolis, MN

President of all funds in the Strategist Fund Group. Chairman of the board, IDS Life Insurance Company.

John R. Thomas*
Born in 1937
2900 IDS Tower
Minneapolis, MN

Vice president of all funds in the Strategist Fund Group. President and board member of the American Express funds. Senior vice president of the Advisor.

*Interested person of the Company by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

In addition to Mr. Mitchell, who is president, and Mr. Thomas, who is vice president, the Fund's other officers are:

John M. Knight
Born in 1952
IDS Tower 10
Minneapolis, MN

Treasurer of all funds in the Strategist Fund Group. Vice president - investment accounting of the Advisor.

Eileen J. Newhouse
Born in 1955
IDS Tower 10
Minneapolis, MN

Secretary of all funds in the Strategist Fund Group. Counsel of the Advisor.

Trustees of the Preferred Master Trust Group

The following is a list of the Trust's board members. They serve 15 Master Trust portfolios and 53 American Express funds.

H. Brewster Atwater, Jr.'
Born in 1931
4900 IDS Tower
Minneapolis, MN

Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Arne H. Carlson+'*
Born in 1934
901 S. Marquette Ave.
Minneapolis, MN

Chairman and chief executive officer of the Trust. Chairman, Board Services Corporation (provides administrative services to boards). Former Governor of Minnesota.

Lynne V. Cheney
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, and Union Pacific Resources.

William H. Dudley'**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Senior advisor to the chief executive officer of the Advisor.

David R. Hubers**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of the Advisor.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones+
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), C-Cor Electronics, Inc., and Amnex, Inc. (communications).

William R. Pearce'
Born in 1927
2050 One Financial Plaza
Minneapolis, MN

RII Weyerhaeuser World Timberfund, L.P. (develops timber resources) - management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors). Former chairman, Board Services Corporation.

Alan K. Simpson+
Born in 1931
1201 Sunshine Ave.
Cody, WY

Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power) and Biogen (bio-pharmaceuticals).

John R. Thomas+'**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of the Advisor.

C. Angus Wurtele+'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Retired chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Valspar, Bemis Corporation (packaging) and General Mills, Inc. (consumer foods).

+Member of executive committee.
'Member of investment review committee.
*Interested person by reason of being an officer and employee of the Trust. **Interested person by reason of being an officer, board member, employee and/or shareholder of the Advisor or American Express.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. In addition to Mr. Carlson, who is chairman of the board, and Mr. Thomas, who is president, the Trust's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President of Board Services Corporation. Vice president, general counsel and secretary for the Trust.

Officers who also are officers and employees of the Advisor:

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director   and  senior  vice   president-investments   of  the   Advisor.   Vice
president-investments for the Trust.

Frederick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president - taxable mutual fund investments of the Advisor.  Vice president
- fixed income investments for the Trust.

John M. Knight
Born in 1952
IDS Tower 10
Minneapolis, MN

Vice president - investment accounting of the Advisor. Treasurer for the Trust.

COMPENSATION FOR BOARD MEMBERS
-------------------------------------------------------------------------------

Compensation for Fund Board Members


During the most recent fiscal year, the independent members of the Fund board, for attending up to four meetings, received the following compensation:


                                      Compensation Table
                                      for Balanced Fund

                                      Aggregate                           Total cash compensation from the
Board member                          compensation from the Fund          Strategist Fund Group
-----------------                     --------------------------          ---------------------------------
Rodney P. Burwell                                  $ 267                                $ 18,000
-------------------------------------
Jean B. Keffeler                                     267                                  18,000
-------------------------------------
Thomas R. McBurney                                   267                                  18,000

                                      Compensation Table
                                      for Equity Fund

                                      Aggregate                           Total cash compensation from the
Board member                          compensation from the Fund          Strategist Fund Group
---------------                       --------------------------          ---------------------------------
Rodney P. Burwell                                  $ 267                                $ 18,000
-------------------------------------
Jean B. Keffeler                                     267                                  18,000
-------------------------------------
Thomas R. McBurney                                   267                                  18,000

                                      Compensation Table
                                      for Equity Income Fund

                                      Aggregate                           Total cash compensation from the
Board member                          compensation from the Fund          Strategist Fund Group
-------------                         --------------------------          ---------------------------------
Rodney P. Burwell                                  $ 267                                $ 18,000
-------------------------------------
Jean B. Keffeler                                     267                                  18,000
-------------------------------------
Thomas R. McBurney                                   267                                  18,000

                                      Compensation Table
                                      for Total Return Fund

                                      Aggregate                           Total cash compensation from the
Board member                          compensation from the Fund          Strategist Fund Group
--------------                        --------------------------          --------------------------------
Rodney P. Burwell                                  $ 267                                $ 18,000
-------------------------------------
Jean B. Keffeler                                     267                                  18,000
-------------------------------------
Thomas R. McBurney                                   267                                  18,000



As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of the Fund.

Compensation for Portfolio Board Members


During the most recent fiscal year, the independent members of the board for Balanced Portfolio, Equity Portfolio, Equity Income Portfolio and Total Return Portfolio, for attending up to 28 meetings, received the following compensation:


                               Compensation Table
                             for Balanced Portfolio
                                                                          Total cash compensation from the
                                      ----------------------------        Preferred Master Trust Group and
Board member                          Aggregate                           American Express Funds
---------------                       compensation from the Portfolio
H. Brewster Atwater, Jr.                             $ 2,925                           $ 121,000
-------------------------------------
Lynne V. Cheney                                        2,698                             103,500
-------------------------------------
Heinz F. Hutter                                        2,600                             101,500
-------------------------------------
Anne P. Jones                                          2,967                             119,000
-------------------------------------
William R. Pearce                                      1,250                              49,300
-------------------------------------
Alan K. Simpson                                        2,698                             103,500
-------------------------------------
C. Angus Wurtele                                       3,025                             127,000

                               Compensation Table
                              for Equity Portfolio

                                                                          Total cash compensation from the
                                      ----------------------------------  Preferred Master Trust Group and
Board member                          Aggregate                           American Express Funds
-----------------                     compensation from the Portfolio
H. Brewster Atwater, Jr.                              $ 2,725                          $ 121,000
-------------------------------------
Lynne V. Cheney                                         2,484                            103,500
-------------------------------------
Heinz F. Hutter                                         2,400                            101,500
-------------------------------------
Anne P. Jones                                           2,751                            119,000
-------------------------------------
William R. Pearce                                       1,150                             49,300
-------------------------------------
Alan K. Simpson                                         2,484                            103,500
-------------------------------------
C. Angus Wurtele                                        2,825                            127,000

                               Compensation Table
                           for Equity Income Portfolio

                                                                          Total cash compensation from the
                                      ----------------------------------  Preferred Master Trust Group and
Board member                          Aggregate                           American Express Funds
---------------------                 compensation from the Portfolio
H. Brewster Atwater, Jr.                              $ 2,075                          $ 121,000
-------------------------------------
Lynne V. Cheney                                         1,788                            103,500
-------------------------------------
Heinz F. Hutter                                         1,750                            101,500
-------------------------------------
Anne P. Jones                                           2,047                            119,000
-------------------------------------
William R. Pearce                                         850                             49,300
-------------------------------------
Alan K. Simpson                                         1,788                            103,500
-------------------------------------
C. Angus Wurtele                                        2,175                            127,000



                               Compensation Table
                           for Total Return Portfolio

                                                                          Total cash compensation from the
                                      ----------------------------------  Preferred Master Trust Group and
Board member                          Aggregate                           American Express Funds
--------------------                  compensation from the Portfolio
H. Brewster Atwater, Jr.                              $ 2,125                          $ 121,000
-------------------------------------
Lynne V. Cheney                                         1,842                            103,500
-------------------------------------
Heinz F. Hutter                                         1,800                            101,500
-------------------------------------
Anne P. Jones                                           2,103                            119,000
-------------------------------------
William R. Pearce                                         850                             49,300
-------------------------------------
Alan K. Simpson                                         1,842                            103,500
-------------------------------------
C. Angus Wurtele                                        2,225                            127,000



INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                    APPENDIX

                             DESCRIPTION OF RATINGS


                         Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o    Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainies or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               SHORT-TERM RATINGS

                   Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


                         Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.


                           Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                 Moody's & S&P's
                         Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
STRATEGIST GROWTH AND INCOME FUND, INC.

We have audited the accompanying statements of assets and liabilities of Strategist Balanced Fund, Strategist Equity Fund, Strategist Equity Income Fund and Strategist Total Return Fund (series within Strategist Growth and Income Fund, Inc.) as of September 30, 1999, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the three-year period ended September 30, 1999, and for the period from May 13, 1996 (commencement of operations), to September 30, 1996. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strategist Balanced Fund, Strategist Equity Fund, Strategist Equity Income Fund and Strategist Total Return Fund as of September 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


/s/ KPMG LLP
    KPMG LLP
    Minneapolis, Minnesota
    November 5, 1999

Financial Statements

Statements of assets and liabilities
Strategist Growth and Income Fund, Inc.

                                                                            Strategist       Strategist
Sept. 30, 1999                                                            Balanced Fund     Equity Fund

Assets
Investment in corresponding Portfolio (Note 1)                              $1,191,707        $1,134,688
Expense receivable from AEFC                                                     2,797               158
                                                                                 -----               ---
Total assets                                                                 1,194,504         1,134,846
                                                                             ---------         ---------

Liabilities
Accrued distribution fee                                                             8                 8
Accrued transfer agency fee                                                          3                 2
Accrued administrative services fees                                                 1                 1
Other accrued expenses                                                          17,713             2,420
                                                                                ------             -----
Total liabilities                                                               17,725             2,431
                                                                                ------             -----
Net assets applicable to outstanding capital stock                          $1,176,779        $1,132,415
                                                                            ==========        ==========

Represented by
Capital stock-- $.01 par value (Note 1)                                     $      758        $      362
Additional paid-in capital                                                   1,076,898           869,181
Undistributed net investment income                                              3,318                --
Accumulated net realized gain (loss)                                            64,864            86,146
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies               30,941           176,726
                                                                                ------           -------
Total -- representing net assets applicable to outstanding capital stock    $1,176,779        $1,132,415
                                                                            ==========        ==========
Shares outstanding                                                              75,776            36,228
Net asset value per share of outstanding capital stock                      $    15.53        $    31.26
                                                                            ----------        ----------


See accompanying notes to financial statements.

Statements of assets and liabilities
Strategist Growth and Income Fund, Inc.

                                                                        Strategist Equity Strategist Total
Sept. 30, 1999                                                             Income Fund       Return Fund

Assets
Investment in corresponding Portfolio (Note 1)                              $1,020,583          $820,495
Expense receivable from AEFC                                                       447               484
                                                                                   ---               ---
Total assets                                                                 1,021,030           820,979
                                                                             ---------           -------

Liabilities
Dividends payable to shareholders                                                    8                --
Accrued distribution fee                                                             7                 6
Accrued transfer agency fee                                                          2                 1
Accrued administrative services fees                                                 1                 1
Other accrued expenses                                                          15,184             5,167
                                                                                ------             -----
Total liabilities                                                               15,202             5,175
                                                                                ------             -----
Net assets applicable to outstanding capital stock                          $1,005,828          $815,804
                                                                            ==========          ========

Represented by
Capital stock-- $.01 par value (Note 1)                                     $      964          $    634
Additional paid-in capital                                                     882,860           762,133
Undistributed net investment income                                              3,110             2,170
Accumulated net realized gain (loss)                                            81,782            39,108
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies               37,112            11,759
                                                                                ------            ------
Total -- representing net assets applicable to outstanding capital stock    $1,005,828          $815,804
                                                                            ==========          ========
Shares outstanding                                                              96,405            63,392
Net asset value per share of outstanding capital stock                      $    10.43          $  12.87
                                                                            ----------          --------

See accompanying notes to financial statements.

Statements of operations
Strategist Growth and Income Fund, Inc.

                                                            Strategist       Strategist
Year ended Sept. 30, 1999                                  Balanced Fund     Equity Fund

Investment income
Income:
Dividends                                                  $  13,903        $  15,163
Interest                                                      28,319            3,907
   Less foreign taxes withheld                                   (11)            (166)
                                                                 ---             ----
Total income                                                  42,211           18,904
                                                              ------           ------
Expenses (Note 2):
Expenses allocated from corresponding Portfolio                5,700            5,476
Distribution fee                                               2,986            2,787
Transfer agency fee                                            1,077              625
Administrative services fees and expenses                        478              446
Compensation of board members                                    841              810
Printing and postage                                             627              131
Registration fees                                             16,012            8,124
Audit fees                                                     3,600            3,600
Other                                                          6,180            1,995
                                                               -----            -----
Total expenses                                                37,501           23,994
   Less expenses reimbursed by AEFC                          (25,747)         (10,068)
                                                             -------          -------
Total net expenses                                            11,754           13,926
                                                              ------           ------
Investment income (loss)-- net                                30,457            4,978
                                                              ------            -----

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                      51,212           91,239
   Financial futures contracts                                11,544               --
   Foreign currnecy transactions                                   5               (8)
   Options contracts written                                   4,697               --
                                                               -----            -----
Net realized gain (loss) on investments                       67,458           91,231
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                          38,340           64,694
                                                              ------           ------
Net gain (loss) on investments and foreign currencies        105,798          155,925
                                                             -------          -------
Net increase (decrease) in net assets resulting
   from operations                                          $136,255         $160,903
                                                            ========         ========

See accompanying notes to financial statements.

Statements of operations
Strategist Growth and Income Fund, Inc.

                                                      Strategist Equity Strategist Total
Year ended Sept. 30, 1999                                Income Fund       Return Fund

Investment income
Income:
Dividends                                                 $ 22,103            $ 5,403
Interest                                                     1,616             23,612
   Less foreign taxes withheld                                 (80)               (32)
                                                               ---                ---
Total income                                                23,639             28,983
                                                            ------             ------
Expenses (Note 2):
Expenses allocated from corresponding Portfolio              5,203              3,595
Distribution fee                                             2,566              1,968
Transfer agency fee                                            888                353
Administrative services fees and expenses                      411                315
Compensation of board members                                  826                849
Printing and postage                                         3,292                 90
Registration fees                                           17,990              8,975
Audit fees                                                   3,600              3,600
Other                                                        2,370              3,422
                                                             -----              -----
Total expenses                                              37,146             23,167
   Less expenses reimbursed by AEFC                        (24,277)           (13,546)
                                                           -------            -------
Total net expenses                                          12,869              9,621
                                                            ------              -----
Investment income (loss)-- net                              10,770             19,362
                                                            ------             ------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                    74,242             40,291
   Financial futures contracts                               6,919              3,547
   Foreign currency transactions                                (9)              (726)
   Options contracts written                                    --             (3,839)
                                                              ----             ------
Net realized gain (loss) on investments                     81,152             39,273
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                        60,252             40,822
                                                            ------             ------
Net gain (loss) on investments and foreign currencies      141,404             80,095
                                                           -------             ------
Net increase (decrease) in net assets resulting
   from operations                                        $152,174            $99,457
                                                          ========            =======

See accompanying notes to financial statements.

Statements of changes in net assets
Strategist Growth and Income Fund, Inc.

                                                                         Strategist Balanced Fund
Year ended Sept. 30,                                                        1999           1998

Operations and distributions
Investment income (loss)-- net                                        $   30,457     $   34,830
Net realized gain (loss) on investments                                   67,458         68,234
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     38,340       (105,115)
                                                                          ------       --------
Net increase  (decrease) in net assets resulting from operations         136,255         (2,051)
                                                                         -------         ------
Distributions to shareholders from:
   Net investment income                                                 (28,124)       (33,720)
   Net realized gain                                                     (69,978)       (59,803)
                                                                         -------        -------
Total distributions                                                      (98,102)       (93,523)
                                                                         -------        -------

Capital share transactions (Note 3)
Proceeds from sales                                                      103,210        282,355
Reinvestment of distributions at net asset value                          98,102         93,437
Payments for redemptions                                                (157,241)       (80,708)
                                                                        --------        -------
Increase (decrease) in net assets from capital share transactions         44,071        295,084
                                                                          ------        -------
Total increase (decrease) in net assets                                   82,224        199,510
Net assets at beginning of year                                        1,094,555        895,045
                                                                       ---------        -------
Net assets at end of year                                             $1,176,779     $1,094,555
                                                                      ==========     ==========
Undistributed net investment income                                   $    3,318     $    1,208
                                                                      ----------     ----------

See accompanying notes to financial statements.

Statements of changes in net assets
Strategist Growth and Income Fund, Inc.

                                                                         Strategist Equity Fund
Year ended Sept. 30,                                                        1999           1998

Operations and distributions
Investment income (loss)-- net                                        $    4,978      $  6,052
Net realized gain (loss) on investments                                   91,231        50,857
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     64,694       (56,086)
                                                                          ------       -------
Net increase (decrease) in net assets resulting from operations          160,903           823
                                                                         -------           ---
Distributions to shareholders from:
   Net investment income                                                 (16,724)       (3,310)
   Net realized gain                                                     (46,874)      (30,218)
                                                                         -------       -------
Total distributions                                                      (63,598)      (33,528)
                                                                         -------       -------

Capital share transactions (Note 3)
Proceeds from sales                                                       62,285       172,761
Reinvestment of distributions at net asset value                          63,598        33,528
Payments for redemptions                                                 (25,926)      (16,750)
                                                                         -------       -------
Increase (decrease) in net assets from capital share transactions         99,957       189,539
                                                                          ------       -------
Total increase (decrease) in net assets                                  197,262       156,834
Net assets at beginning of year                                          935,153       778,319
                                                                         -------       -------
Net assets at end of year                                             $1,132,415      $935,153
                                                                      ==========      ========
Undistributed net investment income                                   $       --      $  6,733
                                                                        --------      --------

See accompanying notes to financial statements.

Statements of changes in net assets
Strategist Growth and Income Fund, Inc.

                                                                     Strategist Equity Income Fund
Year ended Sept. 30,                                                        1999          1998

Operations and distributions
Investment income (loss)-- net                                        $   10,770      $ 17,613
Net realized gain (loss) on investments                                   81,152        93,664
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     60,252      (142,332)
                                                                          ------      --------
Net increase (decrease) in net assets resulting from operations          152,174       (31,055)
                                                                         -------       -------
Distributions to shareholders from:
   Net investment income                                                  (9,417)      (18,054)
   Net realized gain                                                     (88,590)      (61,081)
                                                                         -------       -------
Total distributions                                                      (98,007)      (79,135)
                                                                         -------       -------

Capital share transactions (Note 3)
Proceeds from sales                                                       40,318       148,894
Reinvestment of distributions at net asset value                          98,007        79,110
Payments for redemptions                                                 (84,153)      (47,384)
                                                                         -------       -------
Increase (decrease) in net assets from capital share transactions         54,172       180,620
                                                                          ------       -------
Total increase (decrease) in net assets                                  108,339        70,430
Net assets at beginning of year                                          897,489       827,059
                                                                         -------       -------
Net assets at end of year                                             $1,005,828      $897,489
                                                                      ==========      ========
Undistributed net investment income                                   $    3,110      $  1,023
                                                                      ----------      --------

See accompanying notes to financial statements.

Statements of changes in net assets
Strategist Growth and Income Fund, Inc.

                                                                     Strategist Total Return Fund
Year ended Sept. 30,                                                        1999        1998

Operations and distributions
Investment income (loss)-- net                                          $ 19,362     $ 21,099
Net realized gain (loss) on investments                                   39,273       55,511
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     40,822     (106,027)
                                                                          ------     --------
Net increase  (decrease) in net assets resulting from operations          99,457      (29,417)
                                                                          ------      -------
Distributions to shareholders from:
   Net investment income                                                 (19,177)     (20,856)
   Net realized gain                                                     (51,422)     (58,828)
                                                                         -------      -------
Total distributions                                                      (70,599)     (79,684)
                                                                         -------      -------

Capital share transactions (Note 3)
Proceeds from sales                                                       60,649       47,658
Reinvestment of distributions at net asset value                          68,970       79,621
Payments for redemptions                                                 (27,630)     (19,649)
                                                                         -------      -------
Increase (decrease) in net assets from capital share transactions        101,989      107,630
                                                                         -------      -------
Total increase (decrease) in net assets                                  130,847       (1,471)
Net assets at beginning of year                                          684,957      686,428
                                                                         -------      -------
Net assets at end of year                                               $815,804     $684,957
                                                                        ========     ========
Undistributed net investment income                                     $  2,170     $  2,126
                                                                        --------     --------


See accompanying notes to financial statements.

Notes to Financial Statements

Strategist Growth and Income Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Strategist Balanced Fund (Balanced Fund), Strategist Equity Fund (Equity Fund), Strategist Equity Income Fund (Equity Income Fund), and Strategist Total Return Fund (Total Return Fund) are series of capital stock within Strategist Growth and Income Fund, Inc. Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Strategist Growth and Income Fund, Inc. has 3 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

Investments in Portfolios
Each of the Funds seeks to achieve its investment objectives by investing all of its net investable assets in a corresponding series of Growth and Income Trust (the Trust).

Balanced Fund invests all of its assets in Balanced Portfolio, an open-end investment company that has the same objectives as the Fund. Balanced Portfolio balances its investments between common stocks and senior securities (preferred stocks and debt securities) issued by U.S. and foreign companies.

Equity Fund invests all of its assets in Equity Portfolio, an open-end investment company that has the same objectives as the Fund. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks.

Equity Income Fund invests all of its assets in Equity Income Portfolio, an open-end investment company that has the same objectives as the Fund. Equity Income Portfolio seeks to provide a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks.

Total Return Fund invests all of its assets in Total Return Portfolio, an open-end investment company that has the same objectives as the Fund. Total Return Portfolio invests primarily in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities, and money market instruments.

Each Fund records daily its share of the corresponding Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. Each Fund records its investment in the corresponding Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. As of Sept. 30, 1999, the percentages of the corresponding Portfolio owned by Balanced Fund, Equity Fund, Equity Income Fund, and Total Return Fund were 0.03%, 0.03%, 0.04% and 0.04%, respectively. Valuation of securities held by the Portfolios is discussed in Note 1 of the Portfolios' "Notes to financial statements" (included elsewhere in this report).

Organizational costs
Each Fund incurred organizational expenses in connection with the start-up and initial registration of the Fund. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by American Express Financial Corporation (AEFC) representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of the unamortized organizational cost balance.

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Federal taxes
Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

On the statement of assets and liabilities, due to permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in a net reclassification adjustment to additional paid-in capital as follows:

                                                               Equity     Total
                                      Balanced      Equity     Income    Return
                                        Fund         Fund       Fund      Fund
Undistributed net investment income    $(223)      $5,013      $  734     $(141)
Accumulated net  realized gain (loss)    223       (5,013)        606     1,481
                                         ---       ------         ---     -----
Additional paid-in capital reduction   $  --       $   --      $1,340    $1,340

Dividends to shareholders
Dividends from net investment income, declared quarterly and paid at the end of each calendar quarter for Balanced Fund, Equity Fund and Total Return Fund, and declared daily and paid each calendar quarter for Equity Income Fund, are reinvested in additional shares of the Funds at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
As of Sept. 30, 1999, AEFC owned 48,183 shares for Balanced Fund, 26,649 shares for Equity Fund, 74,847 shares for Equity Income Fund and 54,458 shares for Total Return Fund.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, each Fund accrues its own expenses as follows:

Each Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. Each Fund pays AECSC an annual fee per shareholder account of $20.

Under a Plan and Agreement of Distribution, each Fund pays American Express Service Corporation (the Distributor) a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets for distribution services.

AEFC and the Distributor have agreed to waive certain fees and to absorb certain other Fund expenses through Dec. 31, 1999. Under this agreement, each Fund's total expenses will not exceed 1.25% (1.30% for Total Return Fund) of each of the Fund's average daily net assets. In addition, for the year ended Sept. 30, 1999, AEFC further voluntarily agreed to waive certain fees and expenses to .98% for Balanced Fund and 1.22% for Total Return Fund.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                               Year ended Sept. 30, 1999
                                                            Equity        Total
                                   Balanced     Equity      Income       Return
                                     Fund       Fund        Fund         Fund
Sold                                 6,416      1,911       3,759        4,582
Issued for reinvested distributions  6,343      2,045       9,638        5,462
Redeemed                            (9,616)      (792)     (8,100)      (2,111)
                                    ------       ----      ------       ------
Net increase (decrease)              3,143      3,164       5,297        7,933

                                              Year ended Sept. 30, 1998
                                                            Equity        Total
                                   Balanced     Equity      Income       Return
                                     Fund        Fund        Fund         Fund
Sold                                17,601      5,667      13,570        3,489
Issued for reinvested distributions  6,007      1,202       7,727        6,111
Redeemed                            (4,983)      (562)     (4,302)      (1,373)
                                    ------       ----      ------       ------
Net increase (decrease)             18,625      6,307      16,995        8,227

4. Financial Highlights

The tables below show certain important financial information for evaluating each Fund's results.

Balanced Fund

Fiscal period ended Sept. 30,

Per share income and capital changesa

                                                   1999      1998       1997       1996b

Net asset value, beginning of period             $15.07    $16.57     $13.57     $13.36

Income from investment operations:

Net investment income (loss)                        .41       .53        .66        .18

Net gains (losses) (both realized and unrealized)  1.40      (.39)      2.99        .17

Total from investment operations                   1.81       .14       3.65        .35

Less distributions:
Dividends from net investment income               (.38)     (.52)      (.65)      (.14)

Distributions from realized gains                  (.97)    (1.12)        --         --

Total distributions                               (1.35)    (1.64)      (.65)      (.14)

Net asset value, end of period                   $15.53    $15.07     $16.57     $13.57

Ratios/supplemental data

Net assets, end of period (in thousands)         $1,177    $1,095       $895       $525

Ratio of expenses to average daily net assetsc     .98%      .93%       .62%      1.25%d

Ratio of net investment income (loss)
to average daily net assets                       2.55%     3.37%      4.60%      3.91%d

Portfolio turnover rate
(excluding short-term securities)                  134%       98%        49%        14%

Total return                                     10.42%      .73%     27.43%      2.59%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception  date was May 13,  1996.
c The Advisor and  Distributor  voluntarily  limited total  operating  expenses.
Without this agreement, the ratio of expenses to average daily net assets would have been 3.14%, 1.27%, 6.35% and 34.04% for the periods ended 1999, 1998, 1997 and 1996, respectively.
d Adjusted to an annual basis.


Equity Fund

Fiscal period ended Sept. 30,

Per share income and capital changesa

                                                   1999      1998       1997       1996b

Net asset value, beginning of period             $28.28    $29.09     $22.40     $21.73

Income from investment operations:
Net investment income (loss)                        .14       .18        .54        .21

Net gains (losses) (both realized and unrealized)  4.74       .24       6.64        .62

Total from investment operations                   4.88       .42       7.18        .83
Less distributions:

Dividends from net investment income               (.49)     (.12)      (.49)      (.16)

Distributions from realized gains                 (1.41)    (1.11)        --         --

Total distributions                               (1.90)    (1.23)      (.49)      (.16)

Net asset value, end of period                   $31.26    $28.28     $29.09     $22.40

Ratios/supplemental data
Net assets, end of period (in thousands)         $1,132      $935       $778       $534

Ratio of expenses to average daily net assetsc    1.25%     1.25%       .58%      1.25%d

Ratio of net investment income (loss)
to average daily net assets                        .45%      .69%      2.17%      3.06%d

Portfolio turnover rate
(excluding short-term securities)                   76%       79%        82%        21%

Total return                                     16.95%      .91%     28.28%      3.81%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception  date was May 13,  1996.
c The Advisor and  Distributor  voluntarily  limited total  operating  expenses.
Without this agreement, the ratio of expenses to average daily net assets would have been 2.15%, 2.03%, 1.13% and 34.21% for the periods ended 1999, 1998, 1997 and 1996, respectively.
d Adjusted to an annual basis.

Equity Income Fund

Fiscal period ended Sept. 30,

Per share income and capital changesa

                                                   1999      1998       1997       1996b

Net asset value, beginning of period              $9.85    $11.16      $8.92      $8.68

Income from investment operations:
Net investment income (loss)                        .12       .21        .37        .13

Net gains (losses) (both realized and unrealized)  1.56      (.47)      2.22        .23

Total from investment operations                   1.68      (.26)      2.59        .36

Less distributions:
Dividends from net investment income               (.10)     (.22)      (.35)      (.12)

Distributions from realized gains                 (1.00)     (.83)        --         --

Total distributions                               (1.10)    (1.05)      (.35)      (.12)

Net asset value, end of period                   $10.43     $9.85     $11.16      $8.92

Ratios/supplemental data

Net assets, end of period (in thousands)         $1,006      $897       $827       $534

Ratio of expenses to average daily net assetsc    1.25%     1.25%      1.07%      1.25%d

Ratio of net investment income (loss)
to average daily net assets                       1.05%     1.95%      3.65%      3.51%d

Portfolio turnover rate
(excluding short-term securities)                   84%       97%        81%        17%

Total return                                     17.34%    (2.61%)    29.44%      4.10%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception  date was May 13,  1996.
c The Advisor and  Distributor  voluntarily  limited total  operating  expenses.
Without this agreement, the ratio of expenses to average daily net assets would have been 3.62%, 1.68%, 4.53%, and 24.26% for the periods ended 1999, 1998, 1997 and 1996, respectively.
d Adjusted to an annual basis.

Total Return Fund

Fiscal period ended Sept. 30,

Per share income and capital changesa

                                                   1999      1998       1997       1996b

Net asset value, beginning of period             $12.35    $14.53     $12.22     $11.89

Income from investment operations:
Net investment income (loss)                        .32       .40        .31        .06

Net gains (losses) (both realized and unrealized)  1.46      (.94)      2.29        .31

Total from investment operations                   1.78      (.54)      2.60        .37

Less distributions:
Dividends from net investment income               (.32)     (.40)      (.29)      (.04)

Distributions from realized gains                  (.94)    (1.24)        --         --

Total distributions                               (1.26)    (1.64)      (.29)      (.04)

Net asset value, end of period                   $12.87    $12.35     $14.53     $12.22

Ratios/supplemental data

Net assets, end of period (in thousands)           $816      $685       $686       $529

Ratio of expenses to average daily net assetsc    1.22%     1.15%      1.26%      1.30%d

Ratio of net investment income (loss)
to average daily net assets                       2.46%     2.92%      2.29%       .96%d

Portfolio turnover rate
(excluding short-term securities)                   81%      122%        99%        35%

Total return                                     13.10%    (4.09%)    21.35%      3.18%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception  date was May 13,  1996.
c The  Advisor and  Distributor  voluntarily  limited  total  opering  expenses.
Without this agreement, the ratio of expenses to average daily net assets would have been 2.94%, 2.16%, 2.79%, and 31.60% for the periods ended 1999, 1998, 1997 and 1996, respectively.
d Adjusted to an annual basis.

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Balanced Portfolio (a series of Growth and Income Trust) as of September 30, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1999. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Balanced Portfolio at September 30, 1999, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


/s/ KPMG LLP
    KPMG LLP
    Minneapolis, Minnesota
    November 5, 1999

Financial Statements
Statement of assets and liabilities

Balanced Portfolio

Sept. 30, 1999

Assets
Investments in securities, at value (Note 1)
   (identified cost $4,951,575,740)                                      $5,068,259,005
Cash in bank on demand deposit                                                2,170,728
Dividends and accrued interest receivable                                    29,944,159
Receivable for investment securities sold                                    52,282,372
U.S. government securities held as collateral (Note 6)                      102,622,654
                                                                            -----------
Total assets                                                              5,255,278,918
                                                                          -------------

Liabilities
Payable for investment securities purchased                                 289,984,158
Payable upon return of securities loaned (Note 6)                           257,185,154
Accrued investment management services fee                                       62,853
Other accrued expenses                                                           37,667
Options contracts written, at value (premium received $1,822,960) (Note 4)    1,595,650
                                                                              ---------
Total liabilities                                                           548,865,482
                                                                            -----------
Net assets                                                               $4,706,413,436
                                                                         ==============

See accompanying notes to financial statements.

Statement of operations
Balanced Portfolio

Year ended Sept. 30, 1999


Investment income
Income:
Dividends                                                                 $  57,412,690
Interest                                                                    118,706,531
   Less foreign taxes withheld                                                  (45,135)
                                                                                -------
Total income                                                                176,074,086
                                                                            -----------
Expenses (Note 2):
Investment management services fee                                           23,093,721
Compensation of board members                                                    21,888
Custodian fees                                                                  321,150
Audit fees                                                                       30,750
Other                                                                            67,030
                                                                                 ------
Total expenses                                                               23,534,539
   Earnings credits on cash balances (Note 2)                                    (6,953)
                                                                                 ------
Total net expenses                                                           23,527,586
                                                                             ----------
Investment income (loss) -- net                                             152,546,500
                                                                            -----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                           209,560,355
   Financial future contracts                                                45,983,773
   Foreign currency transactions                                                 17,631
   Options contracts written (Note 4)                                        19,661,127
                                   -                                         ----------
Net realized gain (loss) on investments                                     275,222,886
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies       151,665,578
                                                                            -----------
Net gain (loss) on investments and foreign currencies                       426,888,464
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $579,434,964
                                                                           ============

See accompanying notes to financial statements.

Statements of changes in net assets
zalanced Portfolio

Year ended Sept. 30,                                                        1999          1998

Operations
Investment income (loss)-- net                                       $  152,546,500 $  185,535,190
Net realized gain (loss) on investments                                 275,222,886    536,885,565
Net change in unrealized appreciation (depreciation) on investments
   and on translations of assets and liabilities in foreign currencies  151,665,578   (663,319,521)
                                                                        -----------   ------------
Net increase (decrease) in net assets resulting from operations         579,434,964     59,101,234
Net contributions (withdrawals) from partners                          (624,252,082)  (161,190,578)
                                                                       ------------   ------------
Total increase (decrease) in net assets                                 (44,817,118)  (102,089,344)
Net assets at beginning of year                                       4,751,230,554  4,853,319,898
                                                                      -------------  -------------
Net assets at end of year                                            $4,706,413,436 $4,751,230,554
                                                                     ============== ==============

See accompanying notes to financial statements.

Notes to Financial Statements
Balanced Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio seeks to provide a balance of growth of capital and current income by investing primarily in a combination of common stocks and senior securities (preferred stocks and debt obligations). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a when-issued basis
Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid high-grade debt securities at least equal to the amount of its commitment. As of Sept. 30, 1999, the Portfolio had entered into outstanding when-issued or forward-commitments of $178,389,167.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.43% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of AXP Mutual to the Lipper Balanced Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $1,244,183 for the year ended Sept. 30, 1999.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Sept. 30, 1999, the Portfolio's custodian fees were reduced by $6,953 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $6,886,727,787 and $6,770,086,105, respectively, for the year ended Sept. 30, 1999. For the same period, the portfolio turnover rate was 134%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $112,076 for the year ended Sept. 30, 1999.

4. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                             Year ended Sept. 30, 1999
                                      Puts                         Calls
                             Contracts     Premium        Contracts     Premium
Balance Sept. 30, 1998         2,400    $4,153,631          2,750    $4,469,066
Opened                        10,669    14,837,197         25,965    21,514,874
Closed                        (8,869)  (13,042,292)       (12,165)  (19,073,346)
Exercised                     (2,051)   (2,667,435)          (400)     (454,252)
Expired                       (2,149)   (3,281,101)        (3,650)   (4,633,382)
                              ------    ----------         ------    ----------
Balance Sept. 30, 1999            --            $--        12,500    $1,822,960

See "Summary of significant accounting policies."

5. FUTURES CONTRACTS
As of Sept. 30, 1999, investments in securities included securities valued at $46,701,039 that were pledged as collateral to cover initial margin deposits on 92 open purchase stock index contracts and 5,725 open sale interest rate contracts. The market value of the open purchase contracts as of Sept. 30, 1999 was $29,858,600 with a net unrealized loss of $1,495,552. The market value of the open sale contracts as of Sept. 30, 1999 was $649,865,750 with a net unrealized gain of $5,828,360. See "Summary of significant accounting policies".

6. LENDING OF PORTFOLIO SECURITIES
As of Sep. 30, 1999, securities valued at $247,477,134 were on loan to brokers. For collateral, the Portfolio received $154,562,500 in cash and U.S. government securities valued at $102,622,654. Income from securities lending amounted to $357,417 for the year ended Sept. 30, 1999. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


Investments in Securities

Balanced Portfolio
Sept. 30, 1999

(Percentages represent value of investments compared to net assets)

Common stocks (63.9%)
Issuer                                                       Shares           Value(a)

Aerospace & defense (1.9%)
AlliedSignal                                                 800,000        $47,950,000
Rockwell Intl                                                770,000         40,425,000
Total                                                                        88,375,000

Airlines (0.7%)
AMR                                                          625,000(b)      34,062,500

Automotive & related (2.3%)
Delphi Automotive Systems                                  1,700,916         27,320,963
Ford Motor                                                   610,000         30,614,375
General Motors                                               360,000         22,657,500
TRW                                                          577,000         28,705,750
Total                                                                       109,298,588

Banks and savings & loans (6.4%)
Bank of America                                            1,315,000         73,229,062
Bank of New York                                           1,105,000         36,948,438
Chase Manhattan                                              480,000         36,180,000
Fleet Financial Group                                      1,035,000         37,906,875
Mellon Bank                                                  985,000         33,243,750
Washington Mutual                                            925,000         27,056,250
Wells Fargo                                                1,340,000         53,097,499
Total                                                                       297,661,874

Building materials & construction (0.7%)
American Standard                                            720,000(b)      27,630,000
Martin Marietta Materials                                    190,800          7,620,075
Total                                                                        35,250,075

Chemicals (1.7%)
Air Products & Chemicals                                     815,000         23,685,938
Dow Chemical                                                 170,000         19,316,250
Du Pont (EI) de Nemours                                      640,566         38,994,455
Total                                                                        81,996,643

Communications equipment & services (1.0%)
Motorola                                                     550,000         48,400,000

Computers & office equipment (5.1%)
BMC Software                                                 315,000(b)      22,542,188
Electronic Data Systems                                      295,000         15,616,563
EQUANT                                                       216,800(b,c)    17,642,100
First Data                                                   365,150         16,020,956
Hewlett-Packard                                              250,000         23,000,000
Intl Business Machines                                       645,000         78,286,874
NOVA                                                       1,374,400         34,360,000
Solectron                                                    460,000(b)      33,033,750
Total                                                                       240,502,431

Electronics (0.7%)
Texas Instruments                                            420,000         34,545,000

Energy (6.4%)
Chevron                                                      865,000         76,768,750
Conoco Cl B                                                  219,580          6,011,003
ENI                                                        6,190,000(c)      38,796,141
Mobil                                                        865,000         87,148,749
Texaco                                                       910,000         57,443,750
Tosco                                                      1,185,000         29,921,250
Total                                                                       296,089,643

Financial services (6.0%)
Associates First Capital Cl A                                980,000         35,280,000
Capital One Financial                                        890,000         34,710,000
Citigroup                                                  2,320,000        102,079,999
Kansas City Southern Inds                                    623,900         28,972,356
Morgan Stanley, Dean Witter, Discover & Co                   575,000         51,282,813
Providian Financial                                          399,000         31,595,813
Total                                                                       283,920,981

Food (1.5%)
Bestfoods                                                    470,000         22,795,000
General Mills                                                310,000         25,148,750
Sara Lee                                                     900,000(e,f)    21,093,750
Total                                                                        69,037,500

Health care (2.0%)
American Home Products                                       365,000         15,147,500
Baxter Intl                                                  350,000         21,087,500
Guidant                                                      465,000         24,935,625
Mylan Laboratories                                           760,000         13,965,000
Pharmacia & Upjohn                                           415,000         20,594,375
Total                                                                        95,730,000

Health care services (0.7%)
Cardinal Health                                              375,000         20,437,500
Columbia/HCA Healthcare                                      605,000         12,818,438
Total                                                                        33,255,938

Industrial equipment & services (2.0%)
Illinois Tool Works                                          655,000         48,838,437
Parker-Hannifin                                            1,005,000         45,036,563
Total                                                                        93,875,000

Insurance (4.2%)
Allstate                                                     208,550          5,200,716
American General                                             785,000         49,602,188
American Intl Group                                        1,005,000         87,372,187
Lincoln Natl                                                 825,250         30,998,453
Marsh & McLennan                                             335,000         22,947,500
Total                                                                       196,121,044

Leisure time & entertainment (1.6%)
Disney (Walt)                                              1,630,000         42,176,250
Viacom Cl B                                                  770,000(b)      32,532,500
Total                                                                        74,708,750

Media (0.5%)
MediaOne Group                                               375,000(b)      25,617,188

Multi-industry conglomerates (1.3%)
Emerson Electric                                             335,000         21,167,813
Minnesota Mining & Mfg                                       210,000         20,173,125
Tyco Intl                                                    170,000(c)      17,552,500
Total                                                                        58,893,438

Paper & packaging (0.8%)
Intl Paper                                                   770,000         37,008,125

Retail (3.9%)
Costco Wholesale                                             660,000(b)      47,520,000
Dayton Hudson                                                870,000         52,254,375
Gap                                                        1,015,000         32,480,000
TJX Companies                                              1,750,000         49,109,375
Total                                                                       181,363,750

Transportation (0.6%)
Burlington Northern Santa Fe                               1,110,000         30,525,000

Utilities -- electric (3.2%)
Carolina Power & Light                                       410,000         14,503,750
CMS Energy                                                   775,000         26,301,563
Duke Energy                                                  531,800         29,315,474
Edison Intl                                                  885,000         21,516,563
FPL Group                                                    245,000         12,341,875
New Century Energies                                         710,000         23,740,625
Pinnacle West Capital                                        275,000         10,003,125
Texas Utilities                                              400,000         14,925,000
Total                                                                       152,647,975

Utilities -- gas (1.0%)
Coastal                                                    1,145,000         46,873,438

Utilities -- telephone (7.8%)
Ameritech                                                    835,000         56,101,563
AT&T                                                       1,885,000         81,997,499
Bell Atlantic                                                550,000         37,021,875
BellSouth                                                  1,005,000         45,225,000
GTE                                                          355,000         27,290,625
MCI WorldCom                                                 855,000(b)      61,453,124
SBC Communications                                           465,000         23,744,063
U S WEST Communications Group                                545,000         31,099,063
Total                                                                       363,932,812

Total common stocks
(Cost: $2,847,064,401)                                                   $3,009,692,693


Preferred stocks (0.1%)

Issuer                                                        Shares          Value(a)

Global TeleSystems Group
   7.25% Cm Cv                                                71,500(g)      $2,931,500
Intermedia Communications
   7.00% Cm Cv Series F                                      203,000          3,882,375

Total preferred stocks
(Cost: $8,085,990)                                                           $6,813,875

See accompanying notes to investments in securities.


Bonds (40.8%)
Issuer                                      Coupon          Principal         Value(a)
                                             rate            amount

Mortgage-backed securities (11.6%)
Collateralized Mtge Obligation Trust
      12-20-14                                 9.95%      $1,988,510         $2,089,347
Federal Home Loan Mtge Corp
      10-01-03                                 7.00        2,307,876          2,321,584
      07-01-07                                 6.50          207,953            205,512
      07-01-08                                 6.75        1,095,806          1,084,508
      06-01-09                                 5.50        3,303,712          3,131,291
      01-01-11                                 6.50       11,436,200         11,264,657
      03-01-13                                 5.50       12,989,768         12,251,733
      08-01-24                                 8.00        2,923,573          2,993,008
      09-01-28                                 6.00       26,790,182         24,990,149
Trust Series Z
      10-15-23                                 6.50        2,784,864(l)       2,477,526
Federal Natl Mtge Assn
      10-01-02                                 7.50          317,131            320,204
      05-14-04                                 5.63       10,000,000          9,701,189
      01-01-09                                 5.50        5,067,238          4,799,637
      07-01-13                                 6.50       14,280,652         14,035,120
      08-01-13                                 6.00       26,909,515         25,885,126
      02-01-14                                 7.50        1,023,607          1,015,295
      06-01-14                                 5.50       29,454,953         27,715,343
      05-01-23                                 6.50        4,070,419          3,935,606
      09-01-23                                 6.50        6,416,030          6,191,469
      01-01-24                                 6.50       11,776,565         11,364,385
      06-01-24                                 9.00        3,251,649          3,426,426
      08-01-25                                 7.50        9,759,848          9,799,473
      06-01-26                                 8.50           33,558             34,743
      04-01-28                                 6.00       11,858,290         11,054,179
      06-01-28                                 6.00        9,142,816(d,e,f)   8,522,842
      06-01-28                                 6.00       11,398,425         10,625,498
      06-01-28                                 7.00           22,879             22,479
      07-01-28                                 6.00       13,251,776         12,353,173
      09-01-28                                 6.50       46,628,511         44,742,499
      12-01-28                                 6.50       11,131,359         10,675,641
      08-01-29                                 7.00      130,000,000(i)     127,725,001
      08-01-29                                 7.50       50,000,000(i)      50,140,500
      09-01-29                                 6.50       90,000,000         88,143,750
Total                                                                       545,038,893

U.S. government obligations (14.8%)
Resolution Funding Corp
      10-15-19                                 8.13       15,000,000         17,429,457
U.S. Treasury
      11-15-05                                 5.88        1,800,000          1,790,284
      05-15-06                                 6.88       25,000,000         26,095,573
      02-15-07                                 6.25      100,000,000(g)     100,871,000
      05-15-07                                 6.63       90,000,000         92,837,997
      08-15-07                                 6.13       50,000,000(g)      50,062,500
      05-15-09                                 5.50       30,000,000         29,006,250
      11-15-15                                 9.88       24,000,000         32,161,135
      11-15-16                                 7.50       90,000,000(g)      99,700,236
      05-15-17                                 8.75        6,400,000          7,924,736
      08-15-19                                 8.13       65,000,000(d,e,f)  77,009,426
      11-15-21                                 8.00       16,000,000         18,920,261
      02-15-23                                 7.13       12,700,000         13,782,548
Zero Coupon
      05-15-09                                 5.72      110,000,000(k)      60,174,400
      05-15-13                                 6.14       74,000,000(k)      30,837,946
      11-15-13                                 6.16       90,000,000(k)      36,220,410
Total                                                                       694,824,159

Automotive & related (0.7%)
Ford Motor Credit
      07-16-04                                 6.70       10,000,000          9,950,356
      08-15-08                                 6.75       10,000,000          9,721,370
Lear
   Sr Nts
      05-15-09                                 8.11       15,000,000         14,488,500
Total                                                                        34,160,226

Banks and savings & loans (2.1%)
BankAmerica
   Sr Nts
      02-15-09                                 5.88       10,000,000          9,126,854
Fleet Financial Group
   Sub Nts
      05-15-08                                 6.38       10,000,000          9,391,014
Mellon Financial
   Sub Nts
      02-15-10                                 6.38       16,000,000         15,146,181
Morgan (JP)
   Sr Sub Medium-term Nts Series A
      02-15-12                                 4.00       15,000,000         13,137,900
NationsBank
   Sub Nts
      05-15-10                                 6.60       11,825,000         11,328,913
Newcourt Credit Group
      02-16-05                                 6.88       10,000,000(h)       9,799,630
Union Planters Capital
   Company Guaranty
      12-15-26                                 8.20       10,000,000          9,371,894
Washington Mutual Capital
   Company Guaranty
      06-01-27                                 8.38        5,800,000          5,673,898
Wells Fargo
      07-15-04                                 6.63       15,000,000         14,895,900
Total                                                                        97,872,184

Building materials & construction (0.2%)
Owens Corning
      08-01-18                                 7.50       12,500,000         11,034,625

Chemicals (0.2%)
Waste Management
   Sr Nts
      10-01-04                                 7.00        9,000,000          8,363,412

Commercial finance (0.1%)
Yale University
      04-15-96                                 7.38        4,000,000          4,008,004

Electronics (0.2%)
Hyundai Semiconductor
   (U.S. Dollar) Sr Nts
      05-15-04                                 8.25       10,000,000(c,h)     8,070,810

Energy (1.1%)
Occidental Petroleum
   Medium-term Nts Series B
      04-10-00                                 6.25        6,500,000          6,497,648
Petronas
   (U.S. Dollar)
      08-15-15                                 7.75       10,000,000(c,h)     8,644,443
R & B Falcon
   Sr Nts Series B
      04-15-05                                 6.75       10,000,000          8,550,000
Union Pacific Resources
      05-15-28                                 7.15       10,000,000          8,916,641
USX
      03-01-08                                 6.85       10,000,000          9,563,201
Woodside Petroleum
   (U.S. Dollar)
      04-15-08                                 6.60       10,000,000(c,h)     9,203,987
Total                                                                        51,375,920

Energy equipment & services (0.4%)
Global Marine
      09-01-07                                 7.13       10,000,000          9,549,627
Pioneer Natural Resource
      01-15-08                                 6.50       10,350,000          8,947,342
Total                                                                        18,496,969

Financial services (1.3%)
AT&T Capital
   Company Guaranty Medium-term Nts Series F
      05-15-05                                 6.60        9,000,000          8,623,449
Bat-CRAVE-800
      08-12-00                                 6.68        7,000,000(h)       7,027,332
Citibank Credit Card Master Trust
   Series A
      10-07-04                                 5.95        8,550,000          8,350,443
Equitable Life Assurance Society US Cl B1
      05-15-09                                 7.33        5,500,000          5,521,230
Golden State Holdings
   Sr Nts
      08-01-03                                 7.00       10,000,000          9,605,060
Liberty Mutual Insurance
      10-15-97                                 7.70       10,000,000          8,542,540
Railcar Leasing
   (U.S. Dollar)
      01-15-13                                 7.13       15,000,000(c,h)    15,194,205
Total                                                                        62,864,259

Health care services (0.4%)
Kaiser Permanente
      07-15-05                                 9.55        6,000,000          6,625,970
Service Corp Intl
      03-15-08                                 6.50        2,000,000          1,775,509
      04-15-09                                 7.70       10,000,000          9,546,734
Total                                                                        17,948,213

Insurance (0.9%)
Nationwide CSN Trust
      02-15-25                                 9.88       15,500,000(h)      16,841,963
New York Life Insurance
      12-15-23                                 7.50       11,500,000(h)      10,522,204
Principal Mutual
      03-01-44                                 8.00        7,150,000(h)       6,873,412
SAFECO Capital
   Company Guaranty
      07-15-37                                 8.07       10,000,000          9,072,442
Total                                                                        43,310,021

Media (1.0%)
Belo (AH)
   Sr Nts
      06-01-07                                 7.13       15,000,000         14,514,242
Cox Communications
      08-15-06                                 7.75        8,200,000          8,345,714
Time Warner Entertainment
   Sr Nts
      07-15-33                                 8.38       23,522,000         24,973,704
Total                                                                        47,833,660

Miscellaneous (0.4%)
DTE Burns Harbor LLC
   (U.S. Dollar) Sr Nts
      01-30-03                                 6.57        6,250,480(c,h)     6,002,148
KPNQwest
   (U.S. Dollar) Sr Nts
      06-01-09                                 8.13       15,000,000(c,h)    14,250,000
Total                                                                        20,252,148

Paper & packaging (0.5%)
Caraustar Inds
      06-01-09                                 7.38       15,000,000         14,551,119
Intl Paper
      11-15-12                                 5.13       13,400,000         10,946,313
Total                                                                        25,497,432

Real estate investment trust (0.1%)
Property Trust of America
      02-15-14                                 7.50        5,000,000          4,715,032

Restaurants & lodging (0.2%)
MGM Grand
      02-01-05                                 6.95       10,000,000          9,237,293

Retail (0.2%)
Wal-Mart CRAVE Trust
      07-17-06                                 7.00       11,603,197(h)      11,495,751

Transportation (0.5%)
Atlas Air Series C
      01-02-10                                 8.01       14,060,998         13,355,277
Burlington Northern Santa Fe
      12-15-25                                 7.00       10,200,000          9,474,666
Total                                                                        22,829,943

Utilities -- electric (2.3%)
Arizona Public Service
   1st Mtge Sale Lease-backed Obligation
      12-30-15                                 8.00        5,400,000          5,623,239
Cleveland Electric Illuminating
      07-01-00                                 7.19        5,000,000          5,022,534
      07-01-04                                 7.67       10,000,000         10,138,950
CMS Energy
   Sr Nts
      07-01-03                                 8.38       20,000,000         19,874,939
Entergy Louisiana
   1st Mtge
      03-01-08                                 6.50        5,535,000          5,203,775
Israel Electric
   (U.S. Dollar) Sr Nts
      12-15-06                                 7.25       10,000,000(c)       9,810,700
Pacific Gas & Electric
   1st Mtge Series 1992D
      11-01-22                                 8.25        4,600,000          4,680,753
PSI Energy
   1st Mtge Series BBB
      07-15-09                                 8.00        8,085,000          8,292,634
Public Service Electric & Gas
   1st & Ref Mtge (AMBAC Insured)
      01-01-16                                 6.75       13,000,000(j)      12,056,819
Public Service Electric & Gas
   1st Mtge
      05-01-23                                 6.38        5,000,000          4,881,200
TXU Electric Capital
   Company Guaranty
      01-30-37                                 8.18       10,000,000          9,546,532
Wisconsin Electric Power
      01-15-23                                 7.75        5,500,000          5,394,561
      12-01-95                                 6.88        8,000,000          7,207,873
Total                                                                       107,734,509

Utilities -- gas (0.2%)
Ras Laffan
   (U.S. Dollar)
      03-15-14                                 8.29       10,000,000(c)       9,223,181

Utilities -- telephone (1.4%)
Airtouch Communications
      05-01-08                                 6.65        6,950,000          6,695,245
Bell Telephone of Pennsylvania
      03-15-33                                 7.38        5,000,000          4,703,382
GTE
      11-01-21                                 8.75        5,000,000          5,645,245
Qwest Communications Intl
   Sr Nts Series B
      11-01-08                                 7.25       21,000,000         20,579,999
SBC Communications
      10-15-34                                 6.63        6,100,000          5,321,655
      07-15-43                                 7.38        7,500,000          7,122,091
U S West Capital Funding
   Company Guaranty
      07-15-28                                 6.88        9,000,000          7,928,887
U S WEST Communications
      09-15-05                                 6.63        7,000,000          6,758,687
Total                                                                        64,755,191

Total bonds
(Cost: $1,965,718,363)                                                   $1,920,941,835

See accompanying notes to investments in securities.


Option purchased (--%)

Issuer                                Notional      Exercise    Expiration    Value(a)
                                       amount         price         date

Put
U.S. Treasury Bond                  $100,000,000       $99        Nov. 1999    $1,328,000

Total option purchased
(Cost: $1,195,300)                                                             $1,328,000


See accompanying notes to investments in securities.

Short-term securities (2.8%)
Issuer                                    Annualized        Amount            Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

U.S. government agencies (1.8%)
Federal Home Loan Bank Disc Nts
      10-22-99                                 5.22%      $8,300,000         $8,273,623
      11-03-99                                 5.27       11,500,000         11,441,241
Federal Home Loan Mtge Corp Disc Nts
      10-05-99                                 5.24          600,000            599,563
      10-07-99                                 5.21        6,000,000          5,993,933
      11-15-99                                 5.29       11,200,000         11,124,866
Federal Natl Mtge Assn Disc Nts
      10-01-99                                 5.20        9,200,000          9,198,671
      10-29-99                                 5.24       11,200,000         11,152,904
      11-03-99                                 5.27        7,000,000          6,965,357
      11-03-99                                 5.28        3,200,000          3,184,133
      11-09-99                                 5.27        2,800,000          2,783,106
      12-08-99                                 5.31       11,700,000         11,578,681
Total                                                                        82,296,078

Commercial paper (0.9%)
Alcoa
      10-13-99                                 5.30        7,000,000          6,986,628
      11-12-99                                 5.35        6,400,000          6,357,208
Heinz (HJ)
      10-08-99                                 5.30        5,100,000          5,094,004
Petrofina (Delaware)
      10-26-99                                 5.16        8,800,000          8,765,552
Salomon Smith Barney
      10-05-99                                 5.18       15,000,000         14,989,021
Total                                                                        42,192,413

Letter of credit (0.1%)
Bank of America-
AES Hawaii
      10-08-99                                 5.31        5,000,000          4,994,111

Total short-term securities
(Cost: $129,511,686)                                                       $129,482,602

Total investments in securities
(Cost: $4,951,575,740)(m)                                                $5,068,259,005

See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Sept. 30, 1999, the value of foreign securities represented 3.28% of net assets.

(d) At Sept. 30, 1999, securities valued at $15,679,468 were held to cover open call options written as follows:

Issuer                     Notional       Exercise     Expiration     Value(a)
                            amount          price         date

U.S. Treasury Bond       $120,000,000       $105       Nov. 1999     $1,064,400
U.S. Treasury Note        $50,000,000        110       Dec. 1999        531,250
Total                                                                $1,595,650

(e) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):


Type of security                                       Notional amount
Sale contracts
U.S. Treasury Note, Dec. 1999, 5-year                      $10,000,000
U.S. Treasury Note, Dec. 1999, 10-year                      49,300,000
U.S. Treasury Bonds, Dec. 1999                             513,200,000

(f) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 5 to the financial statements):

Type of security                                             Contracts
S&P 500 Index, Dec. 1999                                            92

(g) Security is partially or fully on loan. See Note 6 to the financial statements.

(h)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(i) At Sept. 30, 1999, the cost of securities purchased, including interest purchased, on a when-issued basis was $178,389,167.

(j) The following abbreviation is used in portfolio descriptions to identify the insurer of the issue:

AMBAC    --   American Municipal Bond Association Corporation

(k) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(l) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.

(m) At Sept.  30, 1999,  the cost of securities  for federal income tax purposes
was  $4,952,496,578   and  the  aggregate  gross  unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation                                    $348,085,873
Unrealized depreciation                                    (232,323,446)
                                                           ------------
Net unrealized appreciation                                $115,762,427

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Portfolio (a series of Growth and Income Trust) as of September 30, 1999, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1999. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Portfolio as of September 30, 1999, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



/s/ KPMG LLP
    KPMG LLP
    Minneapolis, Minnesota
    November 5, 1999


Financial Statements

Statement of assets and liabilities
Equity Portfolio

Sept. 30, 1999

Assets
Investments in securities, at value (Note 1):
   Investments  in  securities  of   unaffiliated   issuers   (identified   cost
   $3,633,860,824)                                                               $4,509,891,730
Investments in securities of affiliated issuers (identified cost $13,992,918)        25,531,250
                                                                                     ----------
Total investments in securities (identified cost $3,647,853,742)                  4,535,422,980
Cash in bank on demand deposit                                                        2,092,313
Dividends and accrued interest receivable                                             5,214,283
U.S. government securities held as collateral (Note 4)                               35,752,492
                                                                                     ----------
Total assets                                                                      4,578,482,068
                                                                                  -------------

Liabilities
Payable upon return of securities loaned (Note 4)                                    58,462,492
Accrued investment management services fee                                               57,595
Other accrued expenses                                                                  197,676
                                                                                        -------
Total liabilities                                                                    58,717,763
                                                                                     ----------
Net assets                                                                       $4,519,764,305
                                                                                 ==============

See accompanying notes to financial statements.


Statement of operations
Equity Portfolio

Year ended Sept. 30, 1999

Investment income
Income:
Dividends (including $51,900 earned from affiliates)                       $ 62,903,635
Interest                                                                     17,337,853
   Less foreign taxes withheld                                                 (669,597)
                                                                               --------
Total income                                                                 79,571,891
                                                                             ----------
Expenses (Note 2):
Investment management services fee                                           22,255,457
Compensation of board members                                                    20,244
Custodian fees                                                                  354,569
Audit fees                                                                       30,750
Other                                                                            77,239
                                                                                 ------
Total expenses                                                               22,738,259
                                                                             ----------
   Earnings credits on cash balances (Note 2)                                   (11,757)
                                                                                -------
Total net expenses                                                           22,726,502
                                                                             ----------
Investment income (loss) -- net                                              56,845,389
                                                                             ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (including $32,338,894 realized gain
      on sales of affiliated issuers) (Note 3)                              510,565,028
   Foreign currency transactions                                                (20,409)
                                                                                -------
Net realized gain (loss) on investments                                     510,544,619
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies       169,713,139
                                                                            -----------
Net gain (loss) on investments and foreign currencies                       680,257,758
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $737,103,147
                                                                           ============

See accompanying notes to financial statements.


Statements of changes in net assets
Equity Portfolio

Year ended Sept. 30,                                                        1999          1998

Operations
Investment  income  (loss) -- net                                    $   56,845,389 $   62,955,925
Net realized  gain (loss) on security transactions                      510,544,619    401,372,703
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies   169,713,139   (356,961,919)
                                                                        -----------   ------------
Net increase (decrease) in net assets resulting from operations         737,103,147    107,366,709
Net contributions (withdrawals) from partners                          (286,491,766)  (202,014,550)
                                                                       ------------   ------------
Total increase (decrease) in net assets                                 450,611,381    (94,647,841)
Net assets at beginning of year                                       4,069,152,924  4,163,800,765
                                                                      -------------  -------------
Net assets at end of year                                            $4,519,764,305 $4,069,152,924
                                                                     ============== ==============

See accompanying notes to financial statements.

Notes to Financial Statements

Equity Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Equity Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Portfolio invests primarily in common stocks and securities convertible into common stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of AXP Stock Fund to the Lipper Growth and Income Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis. The adjustment increased the fee by $612,579 for the year ended Sept. 30, 1999.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Sept. 30, 1999, the Portfolio's custodian fees were reduced by $11,757 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,264,783,239 and $3,430,662,175, respectively, for the year ended Sept. 30, 1999. For the same period, the portfolio turnover rate was 76%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $321,979 for the year ended Sept. 30, 1999.

4. LENDING OF PORTFOLIO SECURITIES
As of Sept. 30, 1999, securities valued at $61,276,850 were on loan to brokers. For collateral, the Portfolio received $22,710,000 in cash and U.S. government securities valued at $35,752,492. As of Sept. 30, 1999, due to fluctuating market conditions, the Fund requested additional collateral which was received on Oct. 1, 1999. Income from securities lending amounted to $351,523 for the year ended Sept. 30, 1999. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


Investments in Securities

Equity Portfolio
Sept. 30, 1999

(Percentages represent value of investments compared to net assets)

Common stocks (86.6%)
Issuer                                                       Shares           Value(a)

Aerospace & defense (1.1%)
AlliedSignal                                                 650,000        $38,959,375
United Technologies                                          200,000         11,862,500
Total                                                                        50,821,875

Airlines (0.5%)
Southwest Airlines                                         1,500,000         22,781,250

Automotive & related (0.6%)
Ford Motor                                                   500,000         25,093,750

Banks and savings & loans (3.2%)
Bank of America                                              700,000         38,981,250
Bank of New York                                             875,000         29,257,813
First Union                                                1,000,000         35,562,500
Wells Fargo                                                1,100,000         43,587,500
Total                                                                       147,389,063

Beverages & tobacco (1.3%)
Coca-Cola                                                  1,200,000         57,675,000

Building materials & construction (0.3%)
Martin Marietta Materials                                    324,000         12,939,750

Communications equipment & services (4.0%)
Lucent Technologies                                        1,072,500         69,578,438
Motorola                                                     500,000         44,000,000
Nokia Oyj ADR Cl A                                           500,000(c)      44,906,250
Tellabs                                                      400,000(b)      22,775,000
Total                                                                       181,259,688

Computers & office equipment (17.4%)
America Online                                               550,000(b)      57,200,000
Cisco Systems                                              1,200,000(b)      82,275,000
Data General                                                 800,000(b)      16,850,000
EMC                                                          500,000(b)      35,718,750
EQUANT                                                       400,000(b,c)    32,550,000
First Data                                                   900,000         39,487,500
Intl Business Machines                                     1,000,000        121,375,000
Microsoft                                                  2,000,000(b)     181,124,999
Oracle                                                     1,000,000(b)      45,500,000
Pitney Bowes                                                 850,000         51,796,875
Solectron                                                    996,449(b)      71,557,494
Unisys                                                     1,200,000(b)      54,150,000
Total                                                                       789,585,618

Electronics (5.5%)
Altera                                                       695,652(b)      30,173,906
Corning                                                      900,000         61,706,250
Intel                                                      1,000,000         74,312,500
Texas Instruments                                          1,000,000         82,250,000
Total                                                                       248,442,656

Energy (4.8%)
BP Amoco ADR                                                 400,000(c)      44,325,000
Chevron                                                      400,000         35,500,000
Conoco Cl A                                                1,700,000(f)      47,175,000
Exxon                                                        600,000         45,562,500
Mobil                                                        450,000         45,337,500
Total                                                                       217,900,000

Energy equipment & services (1.6%)
Halliburton                                                1,000,000         41,000,000
Schlumberger                                                 525,000(c)      32,714,063
Total                                                                        73,714,063

Financial services (1.8%)
Citigroup                                                  1,350,000         59,400,000
Morgan Stanley, Dean Witter, Discover & Co                   250,000         22,296,875
Total                                                                        81,696,875

Food (1.9%)
Bestfoods                                                    900,000         43,650,000
Ralston-Ralston Purina Group                               1,500,000         41,718,750
Total                                                                        85,368,750

Health care (7.6%)
Amgen                                                        500,000(b)      40,750,000
Bausch & Lomb                                                600,000         39,562,500
Baxter Intl                                                  700,000         42,175,000
Biogen                                                       550,000(b)      43,346,875
Bristol-Myers Squibb                                         800,000         53,999,999
Guidant                                                      500,000         26,812,500
Medtronic                                                    800,000         28,400,000
Mylan Laboratories                                         1,300,000         23,887,500
Schering-Plough                                            1,000,000         43,625,000
Total                                                                       342,559,374

Health care services (0.8%)
Cardinal Health                                              700,000         38,150,000

Household products (2.1%)
Colgate-Palmolive                                            850,000         38,887,500
Procter & Gamble                                             600,000         56,250,000
Unilever                                                           1(c)              68
Total                                                                        95,137,568

Industrial equipment & services (1.6%)
Illinois Tool Works                                        1,000,000         74,562,500

Insurance (3.0%)
American General                                             570,000         36,016,875
American Intl Group                                        1,130,625         98,293,711
Total                                                                       134,310,586

Leisure time & entertainment (1.4%)
Royal Caribbean Cruises                                      867,000         39,015,000
Time Warner                                                  400,000         24,300,000
Total                                                                        63,315,000

Media (4.5%)
Clear Channel Communications                                 800,000(b)      63,900,000
Hispanic Broadcasting Cl A                                   300,000(b)      22,837,500
Infinity Broadcasting Cl A                                 1,317,000(b,f)    38,604,563
MediaOne Group                                               500,000(b)      34,156,250
USA Networks                                               1,200,000(b)      46,500,000
Total                                                                       205,998,313

Metals (1.4%)
Alcoa                                                        600,000         37,237,500
Stillwater Mining                                            950,000(b,h)    25,531,250
Total                                                                        62,768,750

Multi-industry conglomerates (5.6%)
General Electric                                           1,500,000        177,843,750
Grainger (WW)                                                800,000         38,450,000
Minnesota Mining & Mfg                                       400,000         38,425,000
Total                                                                       254,718,750

Paper & packaging (1.1%)
Intl Paper                                                 1,000,000         48,062,500

Retail (4.7%)
Circuit City Stores                                        1,000,000         42,187,500
Dayton Hudson                                                500,000         30,031,250
Home Depot                                                   500,000         34,312,500
Safeway                                                      500,000(b)      19,031,250
Wal-Mart Stores                                            1,800,000         85,612,500
Total                                                                       211,175,000

Utilities -- electric (1.7%)
Carolina Power & Light                                       350,000         12,381,250
CMS Energy                                                   300,000         10,181,250
Duke Energy                                                  200,000         11,025,000
New Century Energies                                         500,000         16,718,750
Texas Utilities                                              350,000         13,059,375
Unicom                                                       400,000         14,775,000
Total                                                                        78,140,625

Utilities -- gas (0.9%)
Coastal                                                    1,000,000         40,937,500

Utilities -- telephone (5.9%)
Ameritech                                                    800,000         53,750,000
AT&T                                                         750,000         32,625,022
BellSouth                                                    750,000         33,750,000
Global TeleSystems Group                                   1,200,000(b)      23,662,500
MCI WorldCom                                                 800,000(b)      57,499,999
SBC Communications                                           439,200         22,426,650
U S WEST Communications Group                                800,000         45,650,000
Total                                                                       269,364,171

Total common stocks
(Cost: $3,031,062,748)                                                   $3,913,868,975

Preferred stocks & other (4.9%)
Issuer                                                        Shares          Value(a)

Adelphia Communications
   5.50% Cv Series D                                          73,500        $12,936,000
CVS
   6.00% Cv ACES                                             200,000(i)      15,137,500
Finova Finance Trust
   5.50% Cv                                                  325,000         16,696,875
Georgia-Pacific Group
   7.50% Cv                                                  625,000(b)      27,656,250
Global TeleSystems Group
   7.25% Cv                                                  300,000(d)      12,300,000
Host Marriott Financial Trust
   6.75% Cv                                                  300,000(d)      10,162,500
Ingersoll-Rand
   6.75% Cv PRIDES                                           800,000(j)      21,000,000
Kerr-McGee
   5.50% Cv                                                  600,000(b)      23,400,000
MS-Applied Material
   6.00% Cv                                                  180,000         10,102,500
MS-Gillette
   5.25% Cv                                                  186,795         13,262,445
Newell Financial Trust
   5.25% Cm Cv                                               250,000(d)      10,062,500
Wendys Financing
   5.00% Cm Cv Series A                                      340,000         19,210,000
SBH-Cincinnati Bell
   6.25%                                                     216,200         14,701,600
Sprint
   8.25% Cv                                                  206,925         16,217,747

Total preferred stocks & other
(Cost: $238,583,776)                                                       $222,845,917

See accompanying notes to investments in securities.

Bonds (2.3%)
Issuer                                      Coupon         Principal          Value(a)
                                             rate            amount

COLT Telecom Group
   (European Monetary Unit) Cv
      08-06-05                                 2.00%      25,000,000(c)     $21,796,639
Costco
   Zero Coupon Cv Sub Nts
      08-19-17                                 3.50       21,000,000(d,g)    18,060,000
Devon Energy
   Cv Deb
      08-15-08                                 4.90       15,000,000         14,700,000
Exodus Communications
   Cv Sub Nts
      03-15-06                                 5.00        6,000,000(d)      19,548,119
Network Associates
   Zero Coupon Cv Sub Deb
      02-13-18                                 4.09       20,000,000(d,g)     6,700,000
Office Depot
   Zero Coupon Cv Nts
      11-01-08                                 4.00        7,300,000(g)       4,795,954
Telewest Communication
   (British Pound) Cv
      02-19-07                                 5.25       12,240,000(c,d)    18,639,400

Total bonds
(Cost: $83,663,792)                                                        $104,240,112


Short-term securities (6.5%)

Issuer                                     Annualized        Amount           Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

U.S. government agencies (3.9%)
Federal Home Loan Mtge Corp Disc Nts
   10-07-99                                    5.16%     $12,400,000        $12,387,582
   10-07-99                                    5.19        6,500,000          6,493,453
   10-14-99                                    5.17       15,800,000         15,767,773
   10-15-99                                    5.19       30,000,000         29,935,250
   10-28-99                                    5.22       35,200,000         35,049,735
Federal Natl Mtge Assn Disc Nts
   10-21-99                                    5.22        4,400,000          4,386,653
   12-02-99                                    5.29       50,000,000         49,526,625
   12-10-99                                    5.29       25,000,000         24,733,257
Total                                                                       178,280,328

Commercial paper (2.6%)
Alcoa
   11-03-99                                    5.33        4,600,000          4,576,974
BellSouth Capital Funding
   11-08-99                                    5.32        6,900,000(e)       6,860,457
   11-08-99                                    5.33       12,000,000(e)      11,931,099
   11-12-99                                    5.31       16,000,000(e)      15,899,092
BellSouth Telecommunications
   10-21-99                                    5.32        9,600,000          9,570,320
Clorox
   10-06-99                                    5.28        3,000,000          2,997,360
Delaware Funding
   10-26-99                                    5.38       12,100,000(e)      12,053,159
Ford Motor Credit
   10-18-99                                    5.27        5,000,000          4,986,850
GTE Funding
   10-21-99                                    5.35        2,400,000          2,392,538
Merrill Lynch
   10-21-99                                    5.31       13,100,000         13,059,575
   10-25-99                                    5.31       14,200,000         14,147,834
   11-01-99                                    5.31          500,000            497,649
Petrofina (Delaware)
   10-27-99                                    5.31        7,100,000          7,071,830
Pfizer
   11-02-99                                    5.33        1,400,000(e)       1,393,198
Procter & Gamble
   11-01-99                                    5.31        6,300,000          6,270,376
SBC Communications Capital
   11-24-99                                    5.34        2,500,000(e)       2,479,337
Total                                                                       116,187,648

Total short-term securities
(Cost: $294,543,426)                                                       $294,467,976

Total investments in securities
(Cost: $3,647,853,742)(k)                                                $4,535,422,980


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Sept. 30, 1999, the value of foreign securities represented 4.31% of net assets.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration  under the  Securities  Act of 1933, as amended.  This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(f) Security is partially or fully on loan. See Note 4 to the financial statements.

(g) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(h) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Sept. 30, 1999 are as follows:

Issuer              Beginning    Purchase       Sales       Ending    Dividend    Value(a)
                      cost         cost         cost         cost      income

Mutual Risk
   Management*    $21,682,783    $965,563   $22,648,346         $--    $51,900           $--

Stillwater
   Mining*         24,603,388   3,002,085    13,612,555   13,992,918        --    25,531,250

Total             $46,286,171  $3,967,648   $36,260,901  $13,992,918   $51,900   $25,531,250

*Issuer was not an affiliate for the entire year ended Sept. 30, 1999.

(i) ACES (Automatically Convertible Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. ACES pay dividends, have voting rights, are noncallable for at least three years and upon maturity, convert into shares of common stock.

(j) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited.
PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.

(k) At Sept.  30, 1999,  the cost of securities  for federal income tax purposes
was  $3,648,352,148   and  the  aggregate  gross  unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation                                     $1,074,898,362
Unrealized depreciation                                       (187,827,530)
                                                              ------------
Net unrealized appreciation                                   $887,070,832

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Income Portfolio (a series of Growth and Income Trust) as of September 30, 1999, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1999. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Income Portfolio as of September 30, 1999, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


/s/ KPMG LLP
    KPMG LLP
    Minneapolis, Minnesota
    November 5, 1999

Financial Statements

Statement of assets and liabilities
Equity Income Portfolio

Sept. 30, 1999

Assets
Investments in securities, at value (Note 1)
   (identified cost $2,555,625,742)                              $2,656,673,895
Dividends and accrued interest receivable                             3,599,886
                                                                      ---------
Total assets                                                      2,660,273,781
                                                                  -------------

Liabilities
Disbursement in excess of cash on demand deposit                      1,146,974
Payable for investment securities purchased                           7,766,234
Payable upon return of securities loaned (Note 4)                    11,003,200
Accrued investment management services fee                               35,027
Other accrued expenses                                                  142,991
                                                                        -------
Total liabilities                                                    20,094,426
                                                                     ----------
Net assets applicable to outstanding capital stock               $2,640,179,355
                                                                 ==============

See accompanying notes to financial statements.


Statement of operations
Equity Income Portfolio

Year ended Sept. 30, 1999

Investment income
Income:
Dividends                                                                  $ 57,981,376
Interest                                                                      4,600,549
   Less foreign taxes withheld                                                 (212,696)
                                                                               --------
Total income                                                                 62,369,229
                                                                             ----------
Expenses (Note 2):
Investment management services fee                                           13,270,362
Compensation of board members                                                    14,898
Custodian fees                                                                  227,178
Audit fees                                                                       24,000
Other                                                                            99,742
                                                                                 ------
Total expenses                                                               13,636,180
   Earnings credits on cash balances (Note 2)                                    (7,961)
                                                                                 ------
Total net expenses                                                           13,628,219
                                                                             ----------
Investment income (loss) -- net                                              48,741,010
                                                                             ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
  Security transactions (Note 3)                                            192,917,723
   Financial futures contracts                                               18,449,477
   Foreign currency transactions                                                 (1,492)
                                                                                 ------
Net realized gain (loss) on investments                                     211,365,708
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies       161,093,888
                                                                            -----------
Net gain (loss) on investments and foreign currencies                       372,459,596
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $421,200,606
                                                                           ============

See accompanying notes to financial statements.

Statements of changes in net assets
Equity Income Portfolio

Year ended Sept. 30,                                                        1999          1998

Operations
Investment income (loss)-- net                                       $   48,741,010 $   64,833,066
Net realized gain (loss) on investments                                 211,365,708    263,358,256
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies   161,093,888   (386,481,334)
                                                                        -----------   ------------
Net increase (decrease) in net assets resulting from operations         421,200,606    (58,290,012)
Net contributions (withdrawals) from partners                          (191,699,690)   248,383,687
                                                                       ------------    -----------
Total increase (decrease) in net assets                                 229,500,916    190,093,675
Net assets at beginning of year                                       2,410,678,439  2,220,584,764
                                                                      -------------  -------------
Net assets at end of year                                            $2,640,179,355 $2,410,678,439
                                                                     ============== ==============

See accompanying notes to financial statements.

Notes to Financial Statements

Equity Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio seeks to provide a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually. Effective with the new Investment Management Services Agreement, the fee will be adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Equity Income Fund Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment will be made on Jan. 1, 2000 and will cover the six-month period beginning July 1, 1999.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Sept. 30, 1999, the Portfolio's custodian fees were reduced by $7,961 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,166,435,922 and $2,237,719,660, respectively, for the year ended Sept. 30, 1999. For the same period, the portfolio turnover rate was 84%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $111,698 for the year ended Sept. 30, 1999.

4. LENDING OF PORTFOLIO SECURITIES
As of Sept. 30, 1999, securities valued at $11,743,800 were on loan to brokers. For collateral, the Portfolio received $11,003,200 in cash. As of Sept. 30, 1999, due to fluctuating market conditions, the Fund requested additional collateral, which was received on Oct. 1, 1999. Income from securities lending amounted to $395,032 for the year ended Sept. 30, 1999. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

Investments in Securities

Equity Income Portfolio
Sept. 30, 1999


(Percentages represent value of investments compared to net assets)

Common stocks (93.2%)
Issuer                                                       Shares           Value(a)

Aerospace & defense (2.2%)
AlliedSignal                                                 130,000         $7,791,875
Goodrich (BF)                                                640,000         18,560,000
Rockwell Intl                                                602,000         31,605,000
Total                                                                        57,956,875

Automotive & related (3.5%)
Dana                                                         500,000         18,562,500
Ford Motor                                                   590,000         29,610,625
General Motors                                               290,000         18,251,875
TRW                                                          530,000         26,367,500
Total                                                                        92,792,500

Banks and savings & loans (9.6%)
Allied Capital                                               567,550         12,734,403
Bank of America                                            1,015,000         56,522,812
Bank of New York                                             745,000         24,910,938
BankBoston                                                   325,000         14,096,875
Chase Manhattan                                              235,400         17,743,275
First Union                                                  623,000         22,155,438
Fleet Financial Group                                        645,000         23,623,125
Mellon Bank                                                  805,000         27,168,750
Washington Mutual                                            660,000         19,305,000
Wells Fargo                                                  905,000         35,860,624
Total                                                                       254,121,240

Building materials & construction (0.9%)
Fluor                                                        465,000         18,716,250
Martin Marietta Materials                                    156,800          6,262,200
Total                                                                        24,978,450

Chemicals (2.8%)
Dow Chemical                                                 135,000         15,339,375
Du Pont (EI) de Nemours                                      510,661         31,086,488
Imperial Chemical Inds ADR                                   360,000(c)      15,547,500
Lyondell Petrochemical                                       930,000         12,438,750
Total                                                                        74,412,113

Communications equipment & services (1.5%)
Motorola                                                     445,000         39,160,000

Computers & office equipment (7.3%)
BMC Software                                                 250,000(b)      17,890,625
Electronic Data Systems                                      235,000         12,440,313
Equant                                                       175,100(b,c)    14,248,763
First Data                                                   292,300         12,824,663
Hewlett-Packard                                              200,000         18,400,000
Intl Business Machines                                       515,000         62,508,124
NOVA                                                       1,098,800(b)      27,470,000
Solectron                                                    370,000(b)      26,570,625
Total                                                                       192,353,113

Energy (10.8%)
Chevron                                                      690,000         61,237,500
Conoco Cl A                                                1,300,000(d)      36,075,000
Conoco Cl B                                                  175,050          4,791,994
ENI                                                        5,290,000(b,c)    33,155,345
FirstEnergy                                                  435,000         11,092,500
Mobil                                                        630,000         63,472,499
Sunoco                                                       920,000         25,185,000
Texaco                                                       790,000         49,868,750
Total                                                                       284,878,588

Financial services (8.7%)
Alliance Capital Management LP                             1,005,000         27,574,688
Associates First Capital Cl A                                755,000         27,180,000
Citigroup                                                  1,980,000         87,120,000
MBNA                                                       1,730,000         39,465,625
Morgan Stanley, Dean Witter, Discover & Co                   530,000         47,269,375
Total                                                                       228,609,688

Food (2.8%)
Bestfoods                                                    505,000         24,492,500
General Mills                                                315,000         25,554,375
Sara Lee                                                   1,020,000         23,906,250
Total                                                                        73,953,125

Health care (4.0%)
American Home Products                                       465,000         19,297,500
Bausch & Lomb                                                420,000         27,693,750
Baxter Intl                                                  360,000         21,690,000
Mylan Laboratories                                           715,000         13,138,125
Pharmacia & Upjohn                                           475,000         23,571,875
Total                                                                       105,391,250

Household products (2.0%)
Colgate-Palmolive                                            600,000         27,450,000
Kimberly-Clark                                               495,000         25,987,500
Total                                                                        53,437,500

Industrial equipment & services (3.1%)
Caterpillar                                                  200,000         10,962,500
Illinois Tool Works                                          490,000         36,535,625
Parker-Hannifin                                              750,000         33,609,375
Total                                                                        81,107,500

Insurance (6.6%)
American General                                             845,000         53,393,438
American Intl Group                                          781,250         67,919,921
Lincoln Natl                                                 937,665         35,221,042
Marsh & McLennan                                             263,500         18,049,750
Total                                                                       174,584,151

Media (2.8%)
CBS                                                        1,136,800         52,577,000
MediaOne Group                                               300,000(b)      20,493,750
Total                                                                        73,070,750

Multi-industry conglomerates (0.5%)
Emerson Electric                                             225,000         14,217,188

Paper & packaging (3.0%)
American Natl Can Group                                    1,400,000(b)      22,137,500
Intl Paper                                                 1,160,000         55,752,500
Total                                                                        77,890,000

Retail (4.9%)
Circuit City Stores                                        1,280,100         54,004,218
CVS                                                          705,000         28,772,813
Dayton Hudson                                                775,000         46,548,438
Total                                                                       129,325,469

Transportation (0.4%)
Teekay Shipping                                              750,000         11,718,750

Utilities -- electric (4.3%)
Carolina Power & Light                                       305,000         10,789,375
CMS Energy                                                   450,000         15,271,875
Duke Energy                                                  346,100         19,078,762
Edison Intl                                                  655,000         15,924,687
New Century Energies                                         425,000         14,210,938
NiSource                                                     500,000         11,062,500
Northern States Power                                        655,000         14,123,438
Texas Utilities                                              350,000         13,059,375
Total                                                                       113,520,950

Utilities -- gas (0.6%)
El Paso Energy                                               380,000         15,128,750

Utilities -- telephone (10.8%)
ALLTEL                                                       100,000          7,037,500
Ameritech                                                    775,000         52,070,312
AT&T                                                       1,365,000         59,377,499
Bell Atlantic                                                615,000         41,397,187
BellSouth                                                    755,000         33,975,000
GTE                                                          189,600         14,575,500
MCI WorldCom                                                 536,000(b)      38,525,000
SBC Communications                                           365,000         18,637,813
U S WEST Communications Group                                375,000         21,398,438
Total                                                                       286,994,249

Total common stocks
(Cost: $2,354,502,486)                                                   $2,459,602,199


Preferred stocks (2.1%)

Issuer                                                       Shares           Value(a)

Cox Communications
   7.00% Cm Cv                                               300,000        $17,325,000
Union Pacific Capital
   6.25% Cv                                                  811,500         36,821,813

Total preferred stocks
(Cost: $54,844,779)                                                         $54,146,813


See accompanying notes to investments in securities.

Bond (0.7%)
Issuer                                      Coupon         Principal          Value(a)
                                             rate           amount

Waste Management
   Cv Sub Nts
      02-01-02                                 4.00%     $21,000,000        $18,617,130

Total bond
(Cost: $21,944,946)                                                         $18,617,130

Short-term securities (4.7%)
Issuer                                    Annualized         Amount           Value(a)
                                        yield on date      payable at
                                         of purchase        maturity

U.S. government agencies (1.6%)
Federal Home Loan Bank Disc Nt
      10-08-99                                 5.11%     $10,400,000        $10,387,826
Federal Home Loan Mtge Corp Disc Nts
      10-18-99                                 5.20        8,000,000          7,979,240
      10-21-99                                 5.24        7,700,000          7,676,554
      11-08-99                                 5.28        2,700,000          2,684,644
      11-30-99                                 5.29       11,800,000         11,691,829
Federal Natl Mtge Assn Disc Nt
      10-01-99                                 5.20        2,000,000          1,999,711
Total                                                                        42,419,804

Commercial paper (3.1%)
Alcoa
      10-13-99                                 5.30        5,000,000          4,990,448
      10-28-99                                 5.31        4,100,000          4,083,130
      11-12-99                                 5.35        7,200,000          7,151,860
Ameritech Capital Funding
      10-01-99                                 5.60        7,500,000(e)       7,498,833
Barclay's U.S. Funding
      10-26-99                                 5.32        1,900,000          1,892,727
BellSouth Telecommunications
      10-21-99                                 5.32        1,100,000          1,096,599
Daimler/Chrylser
      10-29-99                                 5.32        8,000,000          7,965,844
Hewlett-Packard
      11-01-99                                 5.30        6,900,000          6,867,615
      11-24-99                                 5.32        5,900,000          5,851,235
Merrill Lynch
      10-20-99                                 5.30        2,400,000          2,392,960
Pfizer
      10-19-99                                 5.29        8,400,000(e)       8,376,591
Procter & Gamble
      10-19-99                                 5.29        5,700,000          5,684,116
Salomon Smith Barney
      10-05-99                                 5.18        5,700,000          5,695,828
United Parcel Services
      11-03-99                                 5.32       10,600,000         10,547,040
Wal-Mart Stores
      10-26-99                                 5.31        1,800,000(e)       1,793,123
Total                                                                        81,887,949

Total short-term securities
(Cost: $124,333,531)                                                       $124,307,753

Total investments in securities
(Cost: $2,555,625,742)(f)                                                $2,656,673,895


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 1999, the value of foreign securities represented 2.38% of net assets.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Sept.  30, 1999,  the cost of securities  for federal income tax purposes
was  $2,556,017,758   and  the  aggregate  gross  unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation                                      $272,794,658
Unrealized depreciation                                      (172,138,521)
                                                             ------------
Net unrealized appreciation                                  $100,656,137

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Total Return Portfolio (a series of Growth and Income Trust) as of September 30, 1999, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1999. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of September 30, 1999, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


/s/ KPMG LLP
    KPMG LLP
    Minneapolis, Minnesota
    November 5, 1999

Financial Statements
Statement of assets and liabilities

Total Return Portfolio

Sept. 30, 1999

Assets
Investments in securities, at value (Note 1)
   (identified cost $2,220,588,850)                            $2,270,471,242
Dividends and accrued interest receivable                          14,704,607
Receivable for investment securities sold                          17,185,093
                                                                   ----------
Total assets                                                    2,302,360,942
                                                                -------------

Liabilities
Disbursements in excess of cash on demand deposit                   9,635,043
Payable for investment securities purchased                        17,653,223
Payable upon return of securities loaned (Note 4)                   2,024,000
Accrued investment management services fee                             30,910
Other accrued expenses                                                205,014
                                                                      -------
Total liabilities                                                  29,548,190
                                                                   ----------
Net assets                                                     $2,272,812,752
                                                               ==============

See accompanying notes to financial statements.


Statement of operations
Total Return Portfolio

Year ended Sept. 30, 1999

Investment income
Income:
Dividends                                                                 $  17,438,696
Interest                                                                     77,490,290
   Less foreign taxes withheld                                                 (108,605)
                                                                               --------
Total income                                                                 94,820,381
                                                                             ----------
Expenses (Note 2):
Investment management services fee                                           11,143,597
Compensation of board members                                                    15,312
Custodian fees                                                                  416,158
Audit fees                                                                       30,000
Other                                                                            91,981
                                                                                 ------
Total expenses                                                               11,697,048
   Earnings credits on cash balances (Note 2)                                    (9,627)
                                                                                 ------
Total net expenses                                                           11,687,421
                                                                             ----------
Investment income (loss) -- net                                              83,132,960
                                                                             ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss):
   Security transactions (including $13,090,861 realized loss on investments
      of affiliated issuers) (Note 3)                                       151,744,843
   Financial futures contracts                                               13,105,951
   Foreign currency transactions                                             (2,322,376)
   Options contracts written (Note 5)                                       (13,940,329)
                                                                            -----------
Net realized gain (loss) on investments                                     148,588,089
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies       152,366,575
                                                                            -----------
Net gain (loss) on investments and foreign currencies                       300,954,664
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $384,087,624
                                                                           ============

See accompanying notes to financial statements.


Statements of changes in net assets
Total Return Portfolio

Year ended Sept. 30,                                                        1999           1998

Operations
Investment income (loss) -- net                                      $   83,132,960 $  101,362,151
Net realized gain (loss) on investments                                 148,588,089    266,111,907
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies   152,366,575   (447,531,928)
                                                                        -----------   ------------
Net increase (decrease) in net assets resulting from operations         384,087,624    (80,057,870)
Net contributions (withdrawals) from partners                          (691,086,627)  (339,337,021)
                                                                       ------------   ------------
Total increase (decrease) in net assets                                (306,999,003)  (419,394,891)
Net assets at beginning of year                                       2,579,811,755  2,999,206,646
                                                                      -------------  -------------
Net assets at end of year                                            $2,272,812,752 $2,579,811,755
                                                                     ============== ==============

See accompanying notes to financial statements.

Notes to Financial Statements

Total Return Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Total Return Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Total Return Portfolio seeks to provide maximum total return through a combination of growth of capital and current income by investing in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of Sept. 30, 1999, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Sept. 30, 1999 was $3,720,938 representing 0.16% of net assets. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of AXP Managed Allocation Fund to the Lipper Flexible Portfolio Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $1,498,682 for the year ended Sept. 30, 1999.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Sept. 30, 1999, the Portfolio's custodian fees were reduced by $9,627 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,884,962,231 and $2,358,137,249, respectively, for the year ended Sept. 30, 1999. For the same period, the portfolio turnover rate was 81%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $84,089 for the year ended Sept. 30, 1999.

4. LENDING OF PORTFOLIO SECURITIES
As of Sept. 30, 1999, securities valued at $1,984,220 were on loan to brokers. For collateral, the Portfolio received $2,024,000 in cash. Income from securities lending amounted to $190,165 for the year ended Sept. 30, 1999. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:

                                            Year ended Sept. 30, 1999
                                                      Puts
                                    Contracts                       Premium
Balance Sept. 30, 1998                1,750                     $ 6,263,389
Closed                               (1,750)                     (6,263,389)
                                     ------                      ----------
Balance Sept. 30, 1999                   --                   $          --

See "Summary of significant accounting policies."

6. STOCK INDEX FUTURES CONTRACTS
As of Sept. 30, 1999, investments in securities included securities valued at $11,623,222 that were pledged as collateral to cover initial margin deposits on 159 open purchase contracts. The market value of the open purchase contracts as of Sept. 30, 1999 was $51,603,450 with a net unrealized gain of $2,584,704. See "Summary of significant accounting policies."


Investments in Securities

Total Return Portfolio
Sept. 30, 1999

(Percentages represent value of investments compared to net assets)

Common stocks (59.1%)(k)
Issuer                                                        Shares           Value(a)

Aerospace & defense (0.6%)
Alliant Techsystems                                           14,600(b)      $1,011,963
AlliedSignal                                                 157,100          9,416,181
Goodrich (BF)                                                 85,800          2,488,200
Total                                                                        12,916,344

Airlines (0.3%)
America West Holdings Cl B                                    42,000(b)         727,125
Amtran                                                        27,300(b)         511,875
SkyWest                                                       41,300            906,019
Southwest Airlines                                           246,375          3,741,820
Total                                                                         5,886,839

Automotive & related (2.2%)
Dana                                                         197,100          7,317,338
Delphi Automotive Systems                                    193,374          3,106,070
DollarThrifty Automotive Group                                24,350(b)         503,741
Ford Motor                                                   363,300         18,233,118
General Motors                                               216,800         13,644,850
Gentex                                                        80,800(b)       1,669,025
Myers Inds                                                    47,840            849,160
Smith (AO)                                                    42,700          1,291,675
Tower Automotive                                              73,700(b)       1,460,181
Winnebago Inds                                                42,900          1,026,919
Total                                                                        49,102,077

Banks and savings & loans (4.0%)
Advest Group                                                  31,100            567,575
Anchor Bancorp Wisconsin                                      33,400            542,750
Bank of America                                              416,065         23,169,619
Bank of New York                                             217,100          7,259,281
BankBoston                                                   196,700          8,531,863
Cullen/Frost Bankers                                          64,700          1,617,500
Dime Community Bancshares                                     30,400            630,800
FirstMerit                                                    63,800          1,618,925
Flagstar Bancorp                                              47,400            728,775
Fleet Boston                                                 345,500         12,653,937
Hamilton Bancorp                                              27,300(b)         580,125
Hudson United Bancorp                                         13,700            422,131
MAF Bancorp                                                   29,700            590,288
Mellon Bank                                                   38,300          1,292,625
NBT Bancorp                                                   19,700            341,056
Provident Bankshares                                          17,235            366,782
Queens County Bancorp                                         34,200            944,775
Republic Bancorp                                              53,100            613,969
Southwest Bancorp of Texas                                    27,300(b)         476,044
U.S. Trust                                                    20,300          1,631,613
Wachovia                                                      83,800          6,588,775
Washington Mutual                                            226,100          6,613,425
Webster Financial                                             41,400          1,055,700
Wells Fargo                                                  270,300         10,710,638
Wilshire Financial Services Group                            411,726(b)         501,791
Total                                                                        90,050,762

Beverages & tobacco (0.8%)
Anheuser-Busch                                                32,600          2,284,038
Beringer Wine Estates Holdings Cl B                           21,500(b)         882,844
Canandaigua Wine Cl A                                         31,400(b)       1,876,150
Coca-Cola                                                    264,100         12,693,306
Total                                                                        17,736,338

Building materials & construction (0.4%)
Dycom Inds                                                    28,200(b)       1,189,688
Florida Rock Inds                                             28,600            993,850
Granite Construction                                          25,800            672,413
Horton (DR)                                                   89,600          1,159,200
Insituform Technologies Cl A                                  62,300(b)       1,557,499
NCI Building Systems                                          32,400(b)         536,625
Pulte                                                         29,400            639,450
Ryland Group                                                  43,100            980,525
TJ Intl                                                       33,100            831,638
URS                                                           32,800            803,600
Total                                                                         9,364,488

Chemicals (0.6%)
Air Products & Chemicals                                      54,400          1,581,000
Dow Chemical                                                  58,400          6,635,700
Geon                                                          33,700            867,775
MacDermid                                                     15,100            514,344
Spartech                                                      30,100            882,306
Waste Management                                             176,665          3,400,801
Total                                                                        13,881,926

Communications equipment & services (1.8%)
CommScope                                                     60,300(b)       1,959,750
Digital Microwave                                             72,100(b)       1,131,069
Lucent Technologies                                          339,200         22,005,600
Motorola                                                     109,900          9,671,200
Oak Inds                                                      31,700          1,077,800
Orbital Sciences                                              22,800(b)         399,000
Plantronics                                                   11,300(b)         562,175
SymmetriCom                                                   96,400(b)         723,000
Tellabs                                                       40,800(b)       2,323,050
Total                                                                        39,852,644

Computers & office equipment (11.0%)
3Com                                                          75,600(b)       2,173,500
Acxiom                                                        25,300(b)         497,303
America Online                                               144,875(b)      15,066,999
American Management Systems                                   60,600(b)       1,554,769
Apple Computer                                                65,000(b)       4,115,313
BISYS Group                                                   14,300(b)         670,759
Cisco Systems                                                372,200(b)      25,518,962
Cognex                                                        41,400(b)       1,249,763
Computer Sciences                                            167,500(b)      11,777,344
Dell Computer                                                138,000(b)       5,770,125
Dendrite Intl                                                 31,000(b)       1,464,750
Electronic Data Systems                                      254,700         13,483,180
EMC                                                          160,800(b)      11,487,150
FactSet Research Systems                                      23,800          1,353,625
First Data                                                   287,900         12,631,613
Hadco                                                         38,100(b)       1,647,825
Henry (Jack) & Associates                                     32,600          1,204,163
Hewlett-Packard                                              105,600          9,715,200
Insight Enterprises                                           15,800(b)         513,500
Intl Business Machines                                       332,700         40,381,462
Kronos                                                        21,100(b)         774,106
Lexmark Intl Group Cl A                                       58,000(b)       4,669,000
Macromedia                                                    48,500(b)       1,982,438
MedQuist                                                      34,800(b)       1,163,625
Mercury Interactive                                           35,200(b)       2,272,600
Microsoft                                                    459,200(b)      41,586,299
Natl Computer Systems                                         20,200            774,544
New Era of Networks                                           23,700(b)         512,513
Novell                                                        99,800(b)       2,064,613
Oracle                                                        98,800(b)       4,495,400
Pitney Bowes                                                  28,700          1,748,906
Profit Recovery Group Intl                                    63,150(b)       2,818,069
Solectron                                                     63,000(b)       4,524,188
Unisys                                                       385,700(b)      17,404,712
Whittman-Hart                                                 34,700(b)       1,345,709
Xircom                                                        29,800(b)       1,272,088
Total                                                                       251,686,115

Electronics (3.1%)
Actel                                                         39,600(b)         752,400
AFC Cable Systems                                             19,200(b)         816,000
Alpha Inds                                                    25,200(b)       1,421,438
Anixter Intl                                                  68,950(b)       1,603,088
Applied Materials                                             46,500(b)       3,621,188
Burr-Brown                                                    23,500(b)         928,250
C-Cube Microsystems                                           24,300(b)       1,057,050
Corning                                                       85,170          5,839,467
CTS                                                           31,900          1,834,250
Dionex                                                        27,600(b)       1,179,900
DSP Communications                                            11,300(b)         214,700
Electro Scientific Inds                                       22,300(b)       1,188,172
Etec Systems                                                  15,300(b)         575,663
Helix Technology                                              41,200          1,369,900
Intel                                                        217,100         16,133,243
Intl Rectifier                                                82,800(b)       1,262,700
KLA-Tencor                                                    57,300(b)       3,724,499
Kulicke & Soffa Inds                                          41,300(b)       1,004,106
Lattice Semiconductor                                         56,500(b)       1,677,344
LSI Logic                                                     67,900(b)       3,496,850
Micrel                                                        29,100(b)       1,262,213
Natl Semiconductor                                           114,700(b)       3,498,350
Novellus Systems                                              15,000(b)       1,011,563
Park Electrochemical                                          41,100          1,351,163
Power Integrations                                            12,800(b)         886,400
Powerwave Technologies                                        33,500(b)       1,615,328
S3                                                            87,200(b)         910,150
Texas Instruments                                            108,600          8,932,349
Varian Medical Systems                                        50,100          1,095,938
Total                                                                        70,263,662

Energy (3.6%)
Barrett Resources                                             43,400(b)       1,603,088
Chevron                                                      300,100         26,633,874
Exxon                                                         94,800          7,198,875
FirstEnergy                                                   65,800          1,677,900
Forest Oil                                                    53,100(b)         906,019
HS Resources                                                  26,100(b)         427,388
Mobil                                                        250,900         25,278,174
Sunoco                                                        61,200          1,675,350
Texaco                                                       243,900         15,396,188
Total                                                                        80,796,856

Energy equipment & services (0.1%)
Marine Drilling                                               44,000(b)         695,750
Pride Intl                                                    97,900(b)       1,388,957
Tuboscope                                                     61,500(b)         764,906
Total                                                                         2,849,613

Financial services (3.4%)
Associates First Capital Cl A                                 85,300          3,070,800
Capital One Financial                                        149,300          5,822,700
Citigroup                                                    263,000         11,572,000
Delphi Financial Group Cl A                                   26,976(b)         814,338
Financial Federal                                             50,000(b)         943,750
Hambrecht & Quist Group                                       36,700(b)       1,796,006
Investment Technology Group                                   28,600            597,025
Kansas City Southern Inds                                    169,600          7,875,800
Legg Mason                                                    25,200            965,475
Lehman Brothers Holdings                                     121,500          7,084,969
MBNA                                                         364,500          8,315,156
Merrill Lynch & Co                                            92,400          6,208,125
Morgan Stanley, Dean Witter, Discover & Co                   108,900          9,712,519
Mutual Risk Management                                        40,700            498,575
Providian Financial                                          123,600          9,787,575
Radian Group                                                  37,300          1,601,569
Raymond James Financial                                       26,500            528,344
SEI Investments                                               11,500          1,026,734
Total                                                                        78,221,460

Food (2.1%)
Bestfoods                                                    176,000          8,536,000
Corn Products Intl                                            40,100          1,220,544
Earthgrains                                                   54,700          1,210,238
General Mills                                                263,800         21,400,774
Performance Food Group                                        29,600(b)         758,500
Sara Lee                                                     310,900          7,286,719
Smithfield Foods                                              45,200(b)       1,209,100
SUPERVALU                                                    228,000          4,973,250
Total                                                                        46,595,125

Furniture & appliances (0.2%)
Briggs & Stratton                                             14,800            863,950
Ethan Allen Interiors                                         42,800          1,361,575
La-Z-Boy                                                      62,900(h)       1,199,031
Total                                                                         3,424,556

Health care (5.0%)
Alpharma Cl A                                                 44,600          1,574,938
American Home Products                                       175,730          7,292,795
Amgen                                                         98,800(b)       8,052,200
Bausch & Lomb                                                 39,900          2,630,906
Baxter Intl                                                   67,800          4,084,950
Bristol-Myers Squibb                                         652,200         44,023,499
Guidant                                                      159,900          8,574,638
IDEC Pharmaceuticals                                          14,300(b)       1,344,647
Jones Pharma                                                  52,900          1,744,047
Liposome                                                      63,400(b)         482,434
Medtronic                                                    356,400         12,652,200
Priority Healthcare Cl B                                      45,950(b)       1,418,706
Quest Diagnostics                                             47,500(b)       1,235,000
Roberts Pharmaceutical                                        48,300(b)       1,461,075
Schering-Plough                                              416,230         18,158,033
Summit Technology                                             22,300(b)         408,369
Syncor Intl                                                   22,000(b)         825,000
Techne                                                        27,500(b)         862,813
Total                                                                       116,826,250

Health care services (0.5%)
Apria Healthcare Group                                        71,550(b)       1,198,463
Cardinal Health                                               80,400          4,381,799
Express Scripts Cl A                                          21,850(b)       1,709,763
Hanger Orthopedic Group                                       87,700(b)       1,271,650
Orthodontic Centers of America                                33,250(b)         581,875
Patterson Dental                                              29,200(b)       1,447,225
Renal Care Group                                              58,500(b)       1,281,516
Total                                                                        11,872,291

Household products (0.6%)
Chattem                                                        9,600            211,800
Kimberly-Clark                                               276,900         14,537,250
Total                                                                        14,749,050

Industrial equipment & services (0.3%)
Astec Inds                                                    29,600(b)         714,100
JLG Inds                                                      43,800            665,213
Manitowoc                                                     33,600          1,146,600
Nordson                                                       14,000            686,000
Parker-Hannifin                                               75,600          3,387,825
Total                                                                         6,599,738

Insurance (1.2%)
American General                                              84,800          5,358,300
American Intl Group                                          195,437         16,990,804
Blanch (EW) Holdings                                          14,600            950,825
Fidelity Natl Financial                                       22,000            334,125
First American Financial                                      34,600            462,775
Gallagher (Arthur J)                                          29,100          1,549,575
Hooper Holmes                                                 35,000            896,875
LandAmerica Financial Group                                   17,500            345,625
Reinsurance Group of America                                  22,400            575,400
Total                                                                        27,464,304

Leisure time & entertainment (1.0%)
Aztar                                                        150,300(b)       1,540,575
Disney (Walt)                                                355,000          9,185,625
Harrah's Entertainment                                       149,300(b)       4,143,075
Hasbro                                                       119,750          2,567,141
Time Warner                                                   61,100          3,711,825
Viacom Cl B                                                   42,200(b)       1,782,950
Total                                                                        22,931,191

Media (1.4%)
Catalina Marketing                                            11,600(b)         983,825
CBS                                                          155,000          7,168,750
Comcast Special Cl A                                         217,600          8,676,800
Consolidated Graphics                                         24,600(b)       1,036,275
McClatchy Newspapers                                          22,000            786,500
New York Times Cl A                                          238,400          8,940,001
Price Communications                                          44,100(b)       1,105,256
Scholastic                                                    13,400(b)         670,000
True North Communications                                     24,200            880,275
Valassis Communications                                       34,700(b)       1,524,631
Total                                                                        31,772,313

Metals (0.2%)
Mueller Inds                                                  43,700(b)       1,297,343
Ryerson Tull                                                  46,000          1,063,750
Steel Technologies                                            88,200          1,025,325
Stillwater Mining                                             21,900(b)         588,563
Total                                                                         3,974,981

Miscellaneous (0.1%)
PFF Bancorp                                                   39,200            808,500
Philadelphia Suburban                                         29,700            699,806
Total                                                                         1,508,306

Multi-industry conglomerates (3.2%)
Bell & Howell                                                 26,700(b)         979,556
Brady (WH) Cl A                                               33,500          1,072,000
Danaher                                                       55,400          2,918,888
DeVry                                                         29,200(b)         584,000
General Electric                                             327,400         38,817,362
Interim Services                                              40,600(b)         664,825
Labor Ready                                                    3,650(b)          36,728
Lason                                                         30,900(b)       1,376,016
Mettler-Toledo Intl                                           32,900(b)         974,663
NCO Group                                                     22,450(b)       1,055,150
Pre-Paid Legal Services                                       16,800(b)         661,500
Sylvan Learning Systems                                       26,300(b)         509,563
Tyco Intl                                                    227,200(c)      23,458,399
Total                                                                        73,108,650

Paper & packaging (0.9%)
AptarGroup                                                    42,800          1,144,900
Ball                                                          11,400            502,313
Intl Paper                                                   369,000         17,735,062
Total                                                                        19,382,275

Restaurants & lodging (0.5%)
CEC Entertainment                                             38,100(b)       1,366,838
Darden Restaurants                                           189,300          3,703,181
Foodmaker                                                     48,800(b)       1,216,950
Ruby Tuesday                                                  57,300          1,117,350
Ryan's Family Steak Houses                                    99,900(b)         899,100
Taco Cabana Cl A                                             122,300(b)       1,184,781
Wendy's Intl                                                  82,000          2,162,750
Total                                                                        11,650,950

Retail (4.3%)
Ames Dept Stores                                              26,600(b)         847,875
AnnTaylor Stores                                              44,100(b)       1,802,588
Bindley Western Inds                                         116,266          1,664,057
Circuit City Stores-Circuit City Group                        59,000          2,489,063
Cost Plus                                                     17,100(b)         829,350
CVS                                                          259,300         10,582,680
Dayton Hudson                                                 41,400          2,486,588
Fossil                                                        63,400(b)       1,715,763
Haverty Furniture Companies                                   57,900            839,550
Home Depot                                                   156,800         10,760,399
Kroger                                                       403,900(b)       8,911,043
Linens `N Things                                              35,500(b)       1,198,125
Men's Wearhouse                                               73,800(b)       1,586,700
Pacific Sunwear of California                                 38,450(b)       1,077,802
Regis                                                         50,950            980,788
Safeway                                                      356,200(b)      13,557,862
ShopKo Stores                                                 62,300          1,806,700
TJX Companies                                                146,300          4,105,543
United Stationers                                             31,900            679,869
Wal-Mart Stores                                              533,400         25,369,837
Walgreen                                                     117,600          2,984,100
Zale                                                          52,200(b)       1,999,913
Total                                                                        98,276,195

Textiles & apparel (0.2%)
Authentic Fitness                                             51,600            906,225
Brown Shoe                                                    70,100          1,283,706
Dixie Group                                                   97,400(b)         754,850
K-Swiss Cl A                                                  31,700          1,000,531
Oshkosh B'Gosh Cl A                                           52,900            844,747
Total                                                                         4,790,059

Transportation (0.2%)
Atlas Air                                                     30,150(b)         659,531
Expeditors Intl of Washington                                 14,600            468,569
Landstar System                                               28,200(b)         979,950
Offshore Logistics                                            70,000            721,875
USFreightways                                                 35,800          1,696,025
Werner Enterprises                                            53,800            948,225
Total                                                                         5,474,175

Utilities -- electric (0.9%)
Cinergy                                                       74,100          2,097,956
Cleco                                                         22,700            736,331
DTE Energy                                                    83,700          3,023,663
Edison Intl                                                  103,000          2,504,188
El Paso Electric                                              98,200            883,800
PECO Energy                                                  116,200          4,357,500
Public Service Co of New Mexico                               48,800            890,600
TNP Enterprises                                               28,300          1,101,931
Unicom                                                       130,700          4,827,731
United Illuminating                                           22,400          1,083,600
Total                                                                        21,507,300

Utilities -- gas (0.2%)
Equitable Resources                                           24,800            937,750
New Jersey Resources                                          15,600            624,000
ONEOK                                                         24,900            754,781
Piedmont Natural Gas                                          20,100            609,281
Southwestern Energy                                           84,600            766,688
UGI                                                           27,800            646,350
Total                                                                         4,338,850

Utilities -- telephone (4.1%)
Ameritech                                                    215,100         14,452,031
AT&T                                                         437,150         19,016,026
Bell Atlantic                                                234,900         15,811,706
BellSouth                                                    237,600         10,692,000
MCI WorldCom                                                 261,175(b)      18,771,953
SBC Communications                                           206,400         10,539,300
U S WEST Communications Group                                 71,200          4,062,850
Total                                                                        93,345,866

Total common stocks
(Cost: $1,243,769,857)                                                   $1,342,201,549

Preferred stocks & other (0.2%)
Issuer                                                        Shares           Value(a)

Bar Technologies
   Warrants                                                    3,000            $60,000
Bell Technology
   Warrants                                                    3,410            443,300
KMC Telecom Holdings
   Warrants                                                    3,000              7,500
Nakornthai Strip Mill
   Warrants                                                2,722,298                  3
Paxson Communications
   12.50% Pay-in-kind Exchangeable                            26,881(b,i)     2,876,267
PLD Telekom
   Warrants                                                    6,000                300
Poland Telecom
   Warrants                                                    5,500            302,500
Republic of Argentina
   Warrants                                                    4,500(c)           1,125
Telehub Communications
   Warrants                                                    2,500             25,000
Unifi Communications
   Warrants                                                    3,000                 30

Total preferred stocks & other
(Cost: $3,228,971)                                                           $3,716,025

See accompanying notes to investments in securities.

Bonds (28.1%)
Issuer                                      Coupon         Principal           Value(a)
                                             rate           amount

Government obligations (5.6%)
Republic of Panama
   (U.S. Dollar)
      02-13-02                                 7.88%      $1,000,000(c,d)      $973,750
U.S. Treasury
      11-30-99                                 5.63        3,500,000          3,504,354
      04-30-00                                 6.75       32,000,000(l)      32,269,503
      06-30-02                                 6.25        8,000,000(l)       8,109,566
      03-31-03                                 5.50        1,500,000          1,486,402
      08-15-04                                 7.25       20,000,000         21,135,666
      08-15-05                                 6.50       12,500,000         12,804,386
      05-15-07                                 6.63       12,500,000         12,894,166
      08-15-23                                 6.25        9,700,000          9,548,971
      08-15-27                                 6.38       20,000,000         20,037,038
United Mexican States
   (U.S. Dollar)
      03-12-08                                 8.63        4,000,000(c)       3,722,520
Total                                                                       126,486,322

Mortgage-backed securities (3.3%)
Federal Home Loan Mtge Corp
      03-01-13                                 5.50        9,621,602          9,074,935
      12-01-25                                 7.50       12,332,884         12,398,373
      07-01-28                                 6.00        9,502,230          8,863,775
      09-01-28                                 6.00        9,470,245          8,839,729
Federal Natl Mtge Assn
      05-01-24                                 7.50        9,326,635          9,376,159
      09-01-28                                 6.50        9,395,950          9,011,280
      10-01-28                                 6.00        9,612,285          8,960,476
   Collateralized Mtge Obligation
      05-18-26                                 5.00        9,593,000          8,169,547
Total                                                                        74,694,274

Aerospace & defense (0.3%)
L-3 Communications
   Sr Sub Nts Series B
      05-01-07                                10.38        1,035,000          1,076,400
Newport News Shipbuilding
   Sr Nts
      12-01-06                                 8.63          800,000            824,000
Northrop-Grumman
      03-01-16                                 7.75        5,000,000          4,958,288
Total                                                                         6,858,688

Automotive & related (0.1%)
MSX Intl
   Company Guaranty
      01-15-08                                11.38        2,450,000          2,388,750

Banks and savings & loans (1.0%)
Bank of Singapore
   (U.S. Dollar) Sub Nts
      08-10-09                                 7.88        4,200,000(c,d)     4,242,802
Corp Andina de Fomento
   (U.S. Dollar)
      02-01-03                                 7.10        6,500,000(c)       6,381,006
Dao Heng Bank
   (U.S. Dollar) Sub Nts
      01-24-07                                 7.75          550,000(c,d)       491,509
Union Planters Bank
   Sub Nts
      03-15-18                                 6.50       10,000,000          9,334,766
Washington Mutual Capital
   Company Guaranty
      06-01-27                                 8.38        1,500,000          1,467,387
Total                                                                        21,917,470

Building materials & construction (0.1%)
Southdown
   Sr Sub Nts Series B
      03-01-06                                10.00        2,350,000          2,567,375

Chemicals (0.3%)
Allied Waste North America
   Company Guaranty Series B
      01-01-09                                 7.88        3,550,000          3,141,750
Polymer Group
   Company Guaranty Series B
      03-01-08                                 8.75        4,000,000          3,750,000
Total                                                                         6,891,750

Commercial finance (0.2%)
Netia Holdings
   (U.S. Dollar) Company Guaranty Series B
      11-01-07                                10.25        6,000,000(c)       5,257,500

Communications equipment & services (1.2%)
Clearnet Communications
   Zero Coupon Sr Disc Nts
      12-15-00                                 6.24        5,000,000(g)       4,712,500
Covad Communications Group
   Sr Nts
      02-15-09                               12.50          2,000,000         1,890,000
KMC Telecom Holdings
   Zero Coupon Sr Disc Nts
      02-15-03                                12.68        3,000,000(g)       1,620,000
MetroMedia Intl Group
   (U.S. Dollar) Company Guaranty
      06-01-04                                14.00        3,000,000(c)       2,220,000
MJD Communications
   Sr Sub Nts Series B
      05-01-08                                 9.50        1,000,000            910,000
NTL Communications
   Zero Coupon Sr Nts Series B
      10-01-03                                 7.87        9,625,000(g)       6,424,688
Telehub Communications
   Zero Coupon Company Guaranty
      07-31-01                                13.88        2,500,000(g)       1,175,000
Versatel Telecom
   (U.S. Dollar) Sr Nts
      05-15-08                                13.25        5,500,000(c)       5,568,750
WorldCom
      04-01-07                                 7.75        3,000,000          3,124,071
Total                                                                        27,645,009

Computers & office equipment (0.4%)
Concentric Network
   Sr Nts
      12-15-07                                12.75        3,800,000          3,828,500
Globix
   Sr Nts
      05-01-05                                13.00        3,410,000          3,000,800
PSINet
   Sr Nts Series B
      02-15-05                                10.00        2,005,000          1,924,800
Total                                                                         8,754,100

Electronics (0.3%)
Hyundai Semiconductor
   (U.S. Dollar) Sr Nts
      05-15-07                                 8.63        4,500,000(c,d)     3,526,983
Thomas & Betts
      01-15-06                                 6.50        4,500,000          4,364,496
Total                                                                         7,891,479

Energy (1.2%)
Lodestar Holdings
   Company Guaranty
      05-15-05                                11.50        5,000,000          3,750,000
R & B Falcon
      04-15-08                                 6.95        5,000,000          4,150,000
Roil
   (U.S. Dollar)
      12-05-02                                12.78        3,296,000(c,d)     2,406,080
Union Pacific Resources
      05-15-28                                 7.15        7,500,000          6,687,481
USX
      03-01-08                                 6.85       10,000,000          9,563,201
Total                                                                        26,556,762

Energy equipment & services (0.1%)
Grey Wolf
   Sr Nts
      07-01-07                                 8.88        1,500,000          1,338,750

Financial services (1.0%)
Airplanes GPA Cl D
   (U.S. Dollar) Series 1
      03-15-19                                10.88        2,750,000(c)       2,634,583
Arcadia Financial
   Sr Nts
      03-15-07                                11.50        1,825,000          1,396,125
Providian Natl Bank
   Sr Nts
      03-15-03                                 6.70       10,000,000          9,719,350
SASCO
      02-25-28                                 6.76        2,174,363          2,170,644
Wilmington Trust
      05-01-08                                 6.63        6,300,000          5,982,175
Total                                                                        21,902,877

Food (0.1%)
Daya Guna
   (U.S. Dollar) Company Guaranty
      06-01-07                                10.00        2,115,000(c,d)     1,417,050

Furniture & appliances (0.1%)
Interface
   Sr Sub Nts Series B
      11-15-05                                 9.50        2,500,000          2,506,250

Health care (0.6%)
Baxter Intl
      02-15-28                                 6.63       10,000,000          8,756,138
Lilly (Eli)
      01-01-36                                 6.77        5,000,000          4,669,219
Total                                                                        13,425,357

Health care services (1.2%)
Abbey Healthcare Group
   Sr Sub Nts
      11-01-02                                 9.50          250,000            242,500
Fountain View
   Company Guaranty Series B
      04-15-08                                11.25        2,150,000          1,687,750
Magellan Health Services
   Sr Sub Nts
      02-15-08                                 9.00        2,500,000          2,143,750
Manor Care
   Sr Nts
      06-15-06                                 7.50        7,000,000          6,973,472
Owens & Minor
   Company Guaranty Sr Sub Nts
      06-01-06                                10.88        3,200,000          3,344,000
Oxford Health Plans
   Sr Nts
      05-15-05                                11.00        1,125,000(d)       1,116,563
Service Corp Intl
      03-15-20                                 6.30       11,850,000         11,222,537
Total                                                                        26,730,572

Household products (0.3%)
Chattem
   Company Guaranty Series B
      04-01-08                                 8.88        2,200,000          2,073,500
Revlon Consumer Products
   Sr Nts
      02-01-06                                 8.13        5,000,000          4,512,500
Total                                                                         6,586,000

Industrial equipment & services (--%)
AGCO
   Sr Sub Nts
      03-15-06                                 8.50        1,025,000            963,500

Insurance (0.7%)
Executive Risk Capital
   Company Guaranty Series B
      02-01-27                                 8.68        1,500,000          1,506,730
Metropolitan Life Insurance
      11-01-25                                 7.80        4,800,000(d)       4,756,267
Minnesota Mutual Life
      09-15-25                                 8.25        4,500,000(d)       4,775,818
Nationwide CSN Trust
      02-15-25                                 9.88        5,000,000(d)       5,432,891
Total                                                                        16,471,706

Leisure time & entertainment (1.4%)
Loews Cineplex Entertainment
   Sr Sub Nts
      08-01-08                                 8.88        4,500,000          4,050,000
Mirage Resorts
      02-01-08                                 6.75        8,750,000          7,827,400
Speedway Motorsports
   Company Guaranty Series D
      08-15-07                                 8.50        2,000,000          1,985,000
Time Warner
      02-01-24                                 7.57       11,875,000         11,564,727
   Sr Nts
      01-15-28                                 6.95        5,000,000          4,522,143
Venetian Casino/LV Sands
   Company Guaranty
      11-15-04                                12.25        3,465,000(h)       2,841,300
Total                                                                        32,790,570

Media (1.0%)
Australis Media
   (U.S. Dollar)
      11-01-00                                14.00          145,084(b,c)       127,315
      05-15-03                                15.75           40,885(b,c)           204
   (U.S. Dollar) Zero Coupon
      05-15-00                                15.75        5,000,000(b,c,g)         500
CSC Holdings
   Sr Sub Debs
      05-15-16                                10.50        3,000,000          3,330,000
Heritage Media
   Sr Sub Nts
      02-15-06                                 8.75        5,000,000          5,112,499
Lamar Media
   Company Guaranty
      12-01-06                                 9.63          800,000            808,000
MDC Communications
   (U.S. Dollar) Sr Sub Nts
      12-01-06                                10.50        1,000,000(c)       1,017,500
News America Holdings
      10-15-12                                10.13        2,175,000          2,422,982
Regional Independent Medical
   (U.S. Dollar) Sr Nts
      07-01-08                                10.50        4,000,000(c)       4,000,000
TCI Communications
      08-01-15                                 8.75        1,700,000          1,911,597
   Sr Nts
      02-15-28                                 7.13        1,400,000          1,323,980
Veninfotel
   (U.S. Dollar) Cv Pay-in-kind
      03-01-02                                10.00        2,480,625(c,i,j)   3,720,938
Total                                                                        23,775,515

Metals (0.2%)
EnviroSource
   Sr Nts
      06-15-03                                 9.75          530,000            329,925
   Sr Nts Series B
      06-15-03                                 9.75        1,300,000            809,250
Imexsa Export Trust
   (U.S. Dollar)
      05-31-03                                10.13        2,384,244(c,d)     2,265,032
Southern Peru Copper
   (U.S. Dollar)
      05-30-07                                 7.90        1,000,000(c)         872,429
Total                                                                         4,276,636

Miscellaneous (1.2%)
Adams Outdoor Advertising
   Sr Nts
      03-15-06                                10.75        3,900,000          4,017,000
Alliance Imaging
   Sr Sub Nts
      12-15-05                                 9.63        5,000,000          5,000,000
Delphes 2
   (U.S. Dollar)
      05-05-09                                 7.75        2,700,000(c,d)     2,565,000
FCB/NC Capital
   Company Guaranty
      03-01-28                                 8.05        4,625,000          4,305,044
Great Central Mines
   (U.S. Dollar) Sr Nts
      04-01-08                                 8.88        2,500,000(c)       2,212,500
Guangdong Enterprises
   (U.S. Dollar) Sr Nts
      05-22-07                                 8.88        2,200,000(b,c,d)     550,000
Jorgensen (Earle M)
   Sr Nts
      04-01-05                                 9.50        1,225,000          1,127,000
NSM Steel
   Company Guaranty
      02-01-06                                12.00        2,070,039(b,d)       434,708
      02-01-08                                12.25        4,300,000(b,d)        86,000
Outsourcing Solutions
   Sr Sub Nts Series B
      11-01-06                                11.00        1,075,000          1,045,438
Poland Telecom Finance
   (U.S. Dollar) Company Guaranty Series B
      12-01-07                                14.00        5,500,000(c)       4,510,000
PTC Intl Finance
   (U.S. Dollar) Zero Coupon Company Guaranty
      07-01-02                                10.75        1,000,000(c,g)       690,000
Republic Technology/RTI Capital
      07-15-09                               13.75           750,000            738,750
Transamerica Energy
      06-15-02                                11.50          600,000(b)          63,000
   Zero Coupon
      06-15-02                                13.00        1,300,000(b,f)       139,750
Total                                                                        27,484,190

Multi-industry conglomerates (0.5%)
Hutchison Whampoa Finance
   (U.S. Dollar) Company Guaranty
      08-01-27                                 7.50        1,650,000(c,d)     1,389,726
   (U.S. Dollar) Company Guaranty Series B
      08-01-17                                 7.45        1,000,000(c,d)       862,669
Packaged Ice
   Company Guaranty Series B
      02-01-05                                 9.75        5,475,000          4,831,687
Pierce Leahy
   Sr Sub Nts
      07-15-06                                11.13          488,000            518,500
Prime Succession
   Sr Sub Nts
      08-15-04                                10.75          980,000            705,600
USI American Holdings
   Sr Nts Series B
      12-01-06                                 7.25        3,000,000          2,924,736
Total                                                                        11,232,918

Paper & packaging (0.7%)
Doman Inds
   (U.S. Dollar) Sr Nts Series B
      11-15-07                                 9.25        2,300,000(c)       1,552,500
Gaylord Container
   Sr Nts
      06-15-07                                 9.75        1,300,000          1,218,750
   Sr Nts Series B
      06-15-07                                 9.38        9,000,000          8,347,500
Owens-Illinois
   Sr Nts
      05-15-04                                 7.85        2,000,000          1,977,044
Silgan Holdings
      06-01-09                                 9.00        2,050,000          1,988,500
Total                                                                        15,084,294

Restaurants & lodging (0.7%)
Domino's
   Company Guaranty Series B
      01-15-09                                10.38        3,275,000          3,078,500
Extended Stay America
   Sr Sub Nts
      03-15-08                                 9.15        4,750,000          4,512,500
MGM Grand
      02-06-08                                 6.88       10,000,000          8,867,090
Total                                                                        16,458,090

Retail (1.2%)
Amazon.com
   Zero Coupon Sr Disc Nts
      05-01-03                                10.00        2,275,000(g)       1,541,313
Dayton Hudson
      12-01-22                                 8.50        2,500,000          2,612,725
Great Atlantic & Pacific Tea
      04-15-07                                 7.75       10,000,000          9,383,467
Kroger
   Sr Nts
      07-15-06                                 8.15        5,000,000          5,155,968
Wal-Mart CRAVE Trust
      07-17-06                                 7.00        7,735,465(d)       7,663,834
Total                                                                        26,357,307

Transportation (0.6%)
Enterprise Rent-A-Car USA Finance
      02-15-08                                 6.80       10,000,000(d)       9,387,000
   Company Guaranty Medium-term Nts
      01-15-06                                 6.95        3,000,000(d)       2,880,573
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
      06-15-07                                 9.50        1,000,000(c)         490,000
Zhuhai Highway
   (U.S. Dollar) Sub Nts
      07-01-08                                11.50        2,070,000(c,d)     1,035,000
Total                                                                        13,792,573

Utilities -- electric (0.8%)
Cleveland Electric Illuminating
      07-01-00                                 7.19        3,000,000          3,013,520
CMS Energy
   Sr Nts
      05-15-02                                 8.13        2,900,000          2,903,285
El Paso Electric
   1st Mtge Series B
      05-01-01                                 7.75        5,000,000          5,065,604
Public Service Electric & Gas
   1st & Ref Mtge (AMBAC Insured)
      01-01-16                                 6.75        7,365,000(m)       6,830,651
Total                                                                        17,813,060

Utilities -- gas (0.2%)
Columbia Gas System
   Series E
      11-28-10                                 7.32        5,043,000          4,918,947

Utilities -- telephone (1.4%)
Frontier
      10-15-03                                 6.00        3,000,000          2,746,890
Geotek Communications
   Cv Sr Sub Nts
      02-15-01                                12.00        2,485,000(b)           3,106
Intermedia Communications
   Sr Nts Series B
      11-01-07                                 8.88        1,600,000          1,404,000
      06-01-08                                 8.60        5,000,000          4,312,500
      03-01-09                                 9.50        3,000,000          2,790,000
McLeod USA
   Sr Nts
      03-15-08                                 8.38        2,300,000          2,144,750
AT&T Canada
   (U.S. Dollar) Zero Coupon Sr Disc Nts
      06-15-03                                 9.95        3,800,000(c,g)     2,935,500
Omnipoint Communications
   Sr Nts
      08-15-06                                11.63        2,500,000          2,587,500
Qwest Communications Intl
   Sr Nts Series B
      11-01-08                                 7.25          450,000            441,000
      11-01-08                                 7.50        4,550,000          4,508,457
U S West Capital Funding
   Company Guaranty
      07-15-28                                 6.88        9,250,000          8,149,135
Total                                                                        32,022,838

Municipal bonds (0.1%)
New Jersey Economic Development
   Authority State Pension Funding
   Revenue Bond (MBIA Insured)
      02-15-29                                 7.43        3,000,000(m)       3,027,870

Total bonds
(Cost: $687,272,943)                                                       $638,286,349


Short-term securities (12.6%)

Issuer                                    Annualized         Amount            Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

U.S. government agencies (6.6%)
Federal Home Loan Bank Disc Nts
      10-22-99                                 5.24%     $27,800,000        $27,715,673
      11-05-99                                 5.28       10,200,000         10,144,134
      12-01-99                                 5.25        3,200,000          3,171,287
Federal Home Loan Mtge Corp Disc Nts
      10-14-99                                 5.24        2,400,000          2,395,485
      10-15-99                                 5.24        2,600,000          2,594,732
      11-05-99                                 5.26       25,000,000         24,872,882
Federal Natl Mtge Assn Disc Nts
      12-02-99                                 5.29       24,300,000         24,069,940
      12-13-99                                 5.29       19,000,000         18,788,709
      12-17-99                                 5.29       11,000,000         10,871,062
      12-17-99                                 5.31       24,600,000         24,320,175
Total                                                                       148,944,079

Commercial paper (6.0%)
Alcoa
      11-12-99                                 5.36        6,000,000          5,960,838
Barclays U.S. Funding
      10-19-99                                 5.31        6,300,000          6,283,337
      10-25-99                                 5.32        6,000,000          5,978,800
BellSouth Capital Funding
      11-08-99                                 5.33          700,000(e)         696,091
      11-16-99                                 5.33        8,100,000(e)       8,043,179
BMW US Capital
      10-21-99                                 5.18        8,300,000          8,275,182
Daimler/Chrysler
      10-18-99                                 5.18       10,000,000          9,972,334
GTE Funding
      10-21-99                                 5.34        8,500,000          8,474,830
Heinz (HJ)
      10-08-99                                 5.31        7,900,000          7,891,874
Merrill Lynch
      10-25-99                                 5.31        8,700,000          8,669,317
Natl Rural Utilities
      11-12-99                                 5.35        9,200,000          9,142,899
Petrofina (Delaware)
      10-27-99                                 5.31        8,100,000          8,069,053
Pfizer
      11-02-99                                 5.32        3,800,000(e)       3,782,098
United Parcel Services
      11-03-99                                 5.33       10,700,000         10,648,114
USAA Capital
      10-29-99                                 5.31       10,000,000          9,952,130
Wal-Mart Stores
      11-01-99                                 5.32       25,600,000(e)      25,483,164
Total                                                                       137,323,240

Total short-term securities
(Cost: $286,317,079)                                                       $286,267,319

Total investments in securities
(Cost: $2,220,588,850)(n)                                                $2,270,471,242


See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Sept. 30, 1999, the value of foreign securities represented 4.10% of net assets.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration  under the  Securities  Act of 1933, as amended.  This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(h) Security is partially or fully on loan. See Note 4 to the financial statements.

(i) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(j) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at Sept. 30, 1999, is as follows:

Security                                       Acquisition              Cost
                                                  date

Veninfotel

   (U.S. Dollar) 10.00% Cv Pay-in-kind    03-05-97 thru 03-01-99     $2,480,625

(k) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Sept. 30, 1999 are as follows:


Issuer              Beginning     Purchase       Sales      Ending    Dividend  Value(a)
                      cost          cost         cost        cost      income

China North Ind*  $13,079,176   $10,604,176   $23,683,352       $--        $--     $--

Fomento Economico
  Mexicano ADR*    10,019,149       792,894    10,812,043        --         --      --

Thai Farmers Bank*  1,670,797       293,559     1,964,356        --         --      --

Total             $24,769,122   $11,690,629   $36,459,751       $--        $--     $--

*Issuer was not an affiliate for the entire year ended Sept. 30, 1999.

(l) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 6 to the financial statements):

Type of security                                                     Contracts
S&P 500 Index, Dec. 1999                                                   159

(m) The following abbreviations are used in portfolio descriptions to identify the insurer of the issue:

AMBAC    --   American Municipal Bond Association Corporation

MBIA     --   Municipal Bond Investors Assurance

(n) At Sept.  30, 1999,  the cost of securities  for federal income tax purposes
was  $2,223,115,255   and  the  aggregate  gross  unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation                                         $188,915,441
Unrealized depreciation                                         (141,559,454)
                                                                ------------
Net unrealized appreciation                                      $47,355,987

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation, dated Sept. 1, 1995, filed electronically on or about Nov. 1, 1995 as Exhibit 1 to Registrant's initial Registration Statement No. 33-63907 are incorporated by reference.

(a)(2) Articles of Amendment, dated April 4, 1996, filed electronically on or about April 17, 1996 as Exhibit 1(b) to Pre-Effective Amendment No. 2 to Registration Statement No. 33-63907 are incorporated by reference.

(b) By-laws dated April 24, 1996, filed electronically as Exhibit 2 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 33-63907, are incorporated by reference.

(c)      Not Applicable.

(d)      Not Applicable.

(e) Distribution Agreement, between Strategist Growth and Income Fund, Inc., on behalf of Strategist Balanced Fund, Strategist Equity Fund, Strategist Equity Income Fund and Strategist Total Return Fund and American Express Financial Advisors, dated Oct. 1, 1999, is filed electronically herewith.

(f)      Bonus or Profit Sharing Contracts: Not Applicable.

(g)(1) Custodian Agreement, dated May 13, 1996, between Registrant and American Express Trust Company, filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated by reference.

(g)(2) Addendum to Custodian Agreement, dated May 13, 1996, between Registrant and American Express Trust Company, filed electronically as Exhibit 8(b) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated by reference.

(g)(3) Custodian Agreement, dated May 13, 1999, between American Express Trust Company and The Bank of New York is incorporated by reference to Exhibit (g)(3) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 33 to Registration Statement No. 2-93745 filed on or about May 24, 1999.

(h)(1) Administrative Services Agreement, dated May 13, 1996, between Registrant and American Express Financial Corporation filed electronically as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated by reference.

(h)(2) Agreement and Declaration of Unitholders, between Strategist Equity Income Fund and IDS Diversified Equity Income Fund, dated May 13, 1996, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated by reference.

(h)(3) Agreement and Declaration of Unitholders, between Strategist Balanced Fund and IDS Mutual, dated May 13, 1996, filed electronically as
         Exhibit 9(d) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated by reference.

(h)(4) Agreement and Declaration of Unitholders, between Strategist Equity Fund and IDS Stock Fund, Inc., dated May 13, 1996, filed electronically as Exhibit 9(e) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated by reference.

(h)(5) Agreement and Declaration of Unitholders, between Strategist Total Return Fund and IDS Managed Retirement Fund, Inc., dated May 13, 1996, filed electronically as Exhibit 9(f) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-63907, is incorporated by reference.

(h)(6) Transfer Agency Agreement, between Registrant and American Express Client Service Corporation, dated January 1, 1998, filed electronically as Exhibit 9(a) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 33-63907, filed on or about Nov. 27, 1998, is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)      Independent Auditors Consent, is filed electronically herewith.

(k)      Omitted Financial Statements: Not Applicable.

(l) Share Purchase Agreement, dated April 16, 1996, between Registrant and American Express Financial Corporation filed electronically as Exhibit 13 to Registrant's Pre-Effective Amendment No. 2, to Registration Statement No. 33-63907, is incorporated by reference.

(m)      Plan and Agreement of Distribution: Not Applicable.

(n)      Financial Data Schedules: Not Applicable.

(o)      Rule 18f-3 Plan: Not Applicable.

(p)(1) Directors' Power of Attorney to sign Amendments to this Registration Statement, dated April 19, 1999 filed electronically as Exhibit (p)(1) to Registrant's Post-Effective Amendment 4 to Registration Statement No. 33-63907, is incorporated by reference.

(p)(2) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated April 20, 1999 filed electronically as Exhibit (p)(2) to Registrant's Post-Effective Amendment 4 to Registration Statement No. 33-63907, is incorporated by reference.

(p)(3) Trustees' Power of Attorney to sign Amendments to this Registration Statement, dated January 14, 1999, filed electronically as Exhibit
         (p)(3) to Registrant's Post-Effective Amendment 4 to Registration Statement No. 33-63907, is incorporated by reference.

(p)(4) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated March 1, 1999 filed electronically as Exhibit (p)(4) to Registrant's Post-Effective Amendment 4 to Registration Statement No. 33-63907, is incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant

                  None.

Item 25. Indemnification

The Articles of Incorporation of the Registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The by-laws of the Registrant provide that present or former directors of officers of the Fund make or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnifies the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.



Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Ronald G. Abrahamson,           American Express Client      IDS Tower 10                 Director and Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and Vice President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas A. Alger,               American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Peter J. Anderson,              Advisory Capital             IDS Tower 10                 Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55440
President

                                American Express Asset                                    Director and Chairman of
                                Management Group Inc.                                     the Board

                                American Express Asset                                    Director, Chairman of the
                                Management International,                                 Board and Executive Vice
                                Inc.                                                      President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Capital Holdings Inc.                                 Director and President

                                IDS Futures Corporation                                   Director

                                NCM Capital Management       2 Mutual Plaza               Director
                                Group, Inc.                  501 Willard Street
                                                             Durham, NC  27701
------------------------------- ---------------------------- ---------------------------- ----------------------------

Ward D. Armstrong,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board
------------------------------- ---------------------------- ---------------------------- ----------------------------

John M. Baker,                  American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Trust                                    Senior Vice President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------

Joseph M. Barsky III,           American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Timothy V. Bechtold,            American Centurion Life      IDS Tower 10                 Director and President
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Executive Vice President

                                IDS Life Insurance Company   P.O. Box 5144                Director and President
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

John C. Boeder,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas W. Brewers,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Karl J. Breyer,                 American Express Financial   IDS Tower 10                 Senior Vice President
Director, Corporate Senior      Advisors Inc.                Minneapolis, MN 55440
Vice President

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Minnesota                                Director
                                Foundation
------------------------------- ---------------------------- ---------------------------- ----------------------------

Cynthia M. Carlson,             American Enterprise          IDS Tower 10                 Director, President and
Vice President                  Investment Services Inc.     Minneapolis, MN 55440        Chief Executive Officer

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Service                                  Vice President
                                Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------

Mark W. Carter,                 American Express Financial   IDS Tower 10                 Senior Vice President and
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        Chief Marketing Officer
President and Chief Marketing
Officer

                                IDS Life Insurance Company                                Executive Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

James E. Choat,                 American Centurion Life      IDS Tower 10                 Executive Vice President
Director and Senior Vice        Assurance Company            Minneapolis, MN 55440
President

                                American Enterprise Life                                  Director, President and
                                Insurance Company                                         Chief Executive Officer

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Executive Vice President
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

Kenneth J. Ciak,                AMEX Assurance Company       IDS Tower 10                 Director and President
Vice President and General                                   Minneapolis, MN 55440
Manager

                                American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager

                                IDS Property Casualty        1 WEG Blvd.                  Director and President
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paul A. Connolly,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Colleen Curran,                 American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel
------------------------------- ---------------------------- ---------------------------- ----------------------------

Luz Maria Davis                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas K. Dunning,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Gordon L. Eid,                  American Express Financial   IDS Tower 10                 Senior Vice President,
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        General Counsel and Chief
President, General Counsel                                                                Compliance Officer
and Chief Compliance Officer

                                American Express Financial                                Vice President and Chief
                                Advisors Japan Inc.                                       Compliance Officer

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Wyoming Inc.

                                IDS Real Estate Services,                                 Vice President
                                Inc.

                                Investors Syndicate                                       Director
                                Development Corp.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Robert M. Elconin,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Gordon M. Fines,                American Express Asset       IDS Tower 10                 Senior Vice President and
Vice President                  Management Group Inc.        Minneapolis, MN 55440        Chief Investment Officer

                                American Express Financial                                Vice President
                                Advisors Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas L. Forsberg,            American Centurion Life      IDS Tower 10                 Director
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Director, President and
                                Advisors Japan Inc.                                       Chief Executive Officer
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffrey P. Fox,                 American Enterprise Life     IDS Tower 10                 Vice President and
Vice President and Corporate    Insurance Company            Minneapolis, MN 55440        Controller
Controller

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Corporate Controller
------------------------------- ---------------------------- ---------------------------- ----------------------------

Harvey Golub,                   American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Executive Officer
                                                             New York, NY  10285

                                American Express Travel                                   Chairman and Chief
                                Related Services Company,                                 Executive Officer
                                Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

David A. Hammer,                American Express Financial   IDS Tower 10                 Vice President and
Vice President and Marketing    Advisors Inc.                Minneapolis, MN 55440        Marketing Controller
Controller

                                IDS Plan Services of                                      Director and Vice President
                                California, Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lorraine R. Hart,               AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Centurion Life                                   Vice President
                                Assurance Company

                                American Enterprise Life                                  Vice President
                                Insurance Company

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and Vice
                                Insurance Company                                         President

                                IDS Certificate Company                                   Vice President

                                IDS Life Insurance Company                                Vice President

                                IDS Life Series Fund, Inc.                                Vice President

                                IDS Life Variable Annuity                                 Vice President
                                Funds A and B

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Scott A. Hawkinson,             American Express Financial   IDS Tower 10                 Vice President and
Vice President and Controller   Advisors Inc.                Minneapolis, MN 55440        Controller
------------------------------- ---------------------------- ---------------------------- ----------------------------

Janis K. Heaney,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Darryl G. Horsman,              American Express Trust       IDS Tower 10                 Director and President
Vice President                  Company                      Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffrey S. Horton,              AMEX Assurance Company       IDS Tower 10                 Vice President, Treasurer
Vice President and Corporate                                 Minneapolis, MN 55440        and Assistant Secretary
Treasurer

                                American Centurion Life                                   Vice President and
                                Assurance Company                                         Treasurer

                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life                                  Vice President and
                                Insurance Company                                         Treasurer

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Minnesota                                Vice President and
                                Foundation                                                Treasurer

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Partners Life                                    Vice President and
                                Insurance Company                                         Treasurer

                                IDS Cable Corporation                                     Director, Vice President
                                                                                          and Treasurer

                                IDS Cable II Corporation                                  Director, Vice President
                                                                                          and Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Certificate Company                                   Vice President and
                                                                                          Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Alabama Inc.                                              Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Massachusetts Inc.                                        Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                New Mexico Inc.                                           Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                North Carolina Inc.                                       Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Wyoming Inc.                                              Treasurer

                                IDS Life Insurance Company                                Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund Inc.                                 Vice President and
                                                                                          Treasurer

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Treasurer

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS Sales Support Inc.                                    Vice President and
                                                                                          Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corp.                                         Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                Public Employee Payment                                   Vice President and
                                Company                                                   Treasurer
------------------------------- ---------------------------- ---------------------------- ----------------------------

David R. Hubers,                AMEX Assurance Company       IDS Tower 10                 Director
Director, President and Chief                                Minneapolis, MN 55440
Executive Officer

                                American Express Financial                                Chairman, President and
                                Advisors Inc.                                             Chief Executive Officer

                                American Express Service                                  Director and President
                                Corporation

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company                                Director

                                IDS Plan Services of                                      Director and President
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Martin G. Hurwitz,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Debra A. Hutchinson             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN  55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

James M. Jensen,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President

                                IDS Life Series Fund, Inc.                                Director
------------------------------- ---------------------------- ---------------------------- ----------------------------

Marietta L. Johns,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Nancy E. Jones,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Ora J. Kaine,                   American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Linda B. Keene,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

G. Michael Kennedy,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Susan D. Kinder,                American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Richard W. Kling,               AMEX Assurance Company       IDS Tower 10                 Director
Director and Senior Vice                                     Minneapolis, MN 55440
President

                                American Centurion Life                                   Director and Chairman of
                                Assurance Company                                         the Board

                                American Enterprise Life                                  Director and Chairman of
                                Insurance Company                                         the Board

                                American Express                                          Director and President
                                Corporation

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Insurance                                Director and President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President
                                Corporation

                                American Partners Life                                    Director and Chairman of
                                Insurance Company                                         the Board

                                IDS Certificate Company                                   Director and Chairman of
                                                                                          the Board

                                IDS Insurance Agency of                                   Director and President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and President
                                Wyoming Inc.

                                IDS Life Insurance Company                                Director and President

                                IDS Life Series Fund, Inc.                                Director and President

                                IDS Life Variable Annuity                                 Manager, Chairman of the
                                Funds A and B                                             Board and President

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

                                IDS Life Insurance Company   P.O. Box 5144                Director and Chairman of
                                of New York                  Albany, NY 12205             the Board
------------------------------- ---------------------------- ---------------------------- ----------------------------

John M. Knight                  American Express Financial   IDS Tower 10                 Vice President
                                Advisors                     Minneapolis, MN  55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paul F. Kolkman,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                IDS Life Series Fund, Inc.                                Vice President and Chief
                                                                                          Actuary

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Claire Kolmodin,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Steve C. Kumagai,               American Express Financial   IDS Tower 10                 Director and Senior Vice
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        President
President

Kurt A Larson,                  American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lori J. Larson,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Daniel E. Laufenberg,           American Express Financial   IDS Tower 10                 Vice President and Chief
Vice President and Chief U.S.   Advisors Inc.                Minneapolis, MN 55440        U.S. Economist
Economist
------------------------------- ---------------------------- ---------------------------- ----------------------------

Peter A. Lefferts,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Trust                                    Director
                                Company

                                IDS Plan Services of                                      Director
                                California, Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas A. Lennick,             American Express Financial   IDS Tower 10                 Director and Executive
Director and Executive Vice     Advisors Inc.                Minneapolis, MN 55440        Vice President
President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Mary J. Malevich,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Fred A. Mandell,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Timothy J. Masek                American Express Financial   IDS Tower 10                 Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN 55440        Director of Global Research
of Global Research
------------------------------- ---------------------------- ---------------------------- ----------------------------

Sarah A. Mealey,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paula R. Meyer,                 American Enterprise Life     IDS Tower 10                 Vice President
Vice President                  Insurance Company            Minneapolis, MN 55440

                                American Express                                          Director
                                Corporation

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and President
                                Insurance Company

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                Investors Syndicate                                       Director, Chairman of the
                                Development Corporation                                   Board and President
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

William P. Miller,              Advisory Capital             IDS Tower 10                 Vice President
Vice President and Senior       Strategies Group Inc.        Minneapolis, MN 55440
Portfolio Manager

                                American Express Asset                                    Senior Vice President and
                                Management Group Inc.                                     Chief Investment Officer

                                American Express Financial                                Vice President and Senior
                                Advisors Inc.                                             Portfolio Manager
------------------------------- ---------------------------- ---------------------------- ----------------------------

Shashank B. Modak               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Pamela J. Moret,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Trust                                    Vice President
                                Company

                                IDS Life Insurance Company                                Executive Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Barry J. Murphy,                American Express Client      IDS Tower 10                 Director and President
Director and Senior Vice        Service Corporation          Minneapolis, MN 55440
President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

Mary Owens Neal,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Michael J. O'Keefe,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

James R. Palmer,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Carla P. Pavone,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                Public Employee Payment                                   Director and President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------

Thomas P. Perrine,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Susan B. Plimpton,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Ronald W. Powell,               American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                IDS Cable Corporation                                     Vice President and
                                                                                          Assistant Secretary

                                IDS Cable II Corporation                                  Vice President and
                                                                                          Assistant Secretary

                                IDS Management Corporation                                Vice President and
                                                                                          Assistant Secretary

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Assistant Secretary

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Assistant Secretary

                                IDS Realty Corporation                                    Vice President and
                                                                                          Assistant Secretary
------------------------------- ---------------------------- ---------------------------- ----------------------------

James M. Punch,                 American Express Financial   IDS Tower 10                 Vice President and Project
Vice President and Project      Advisors Inc.                Minneapolis, MN 55440        Manager
Manager
------------------------------- ---------------------------- ---------------------------- ----------------------------

Frederick C. Quirsfeld,         American Express Asset       IDS Tower 10                 Senior Vice President and
Director and Senior Vice        Management Group Inc.        Minneapolis, MN 55440        Senior Portfolio Manager
President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

Rollyn C. Renstrom,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

ReBecca K. Roloff,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Stephen W. Roszell,             Advisory Capital             IDS Tower 10                 Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55440
President

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Trust                                    Director
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Erven A. Samsel,                American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Theresa M. Sapp                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Stuart A. Sedlacek,             AMEX Assurance Company       IDS Tower 10                 Director
Director, Senior Vice                                        Minneapolis, MN 55440
President and Chief Financial
Officer

                                American Enterprise Life                                  Executive Vice President
                                Insurance Company

                                American Express Financial                                Senior Vice President and
                                Advisors Inc.                                             Chief Financial Officer

                                American Express Trust                                    Director
                                Company

                                American Partners Life                                    Director and Vice President
                                Insurance Agency

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Executive Vice President
                                                                                          and Controller

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Donald K. Shanks,               AMEX Assurance Company       IDS Tower 10                 Senior Vice President
Vice President                                               Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Senior Vice President
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

F. Dale Simmons,                AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Centurion Life                                   Vice President
                                Assurance Company

                                American Enterprise Life                                  Vice President
                                Insurance

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Vice President
                                Insurance Company

                                IDS Certificate Company                                   Vice President

                                IDS Life Insurance Company                                Vice President

                                IDS Partnership Services                                  Director and Vice President
                                Corporation

                                IDS Real Estate Services                                  Chairman of the Board and
                                Inc.                                                      President

                                IDS Realty Corporation                                    Director and Vice President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

Judy P. Skoglund,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Bridget Sperl,                  American Express Client      IDS Tower 10                 Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lisa A. Steffes,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

William A. Stoltzmann,          American Enterprise Life     IDS Tower 10                 Director, Vice President,
Vice President and Assistant    Insurance Company            Minneapolis, MN 55440        General Counsel and
General Counsel                                                                           Secretary

                                American Express                                          Director, Vice President
                                Corporation                                               and Secretary

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Assistant General Counsel

                                American Partners Life                                    Director, Vice President,
                                Insurance Company                                         General Counsel and
                                                                                          Secretary

                                IDS Life Insurance Company                                Vice President, General
                                                                                          Counsel and Secretary

                                IDS Life Series Fund Inc.                                 General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Variable Annuity                                 General Counsel and
                                Funds A & B                                               Assistant Secretary
------------------------------- ---------------------------- ---------------------------- ----------------------------

James J. Strauss,               American Express Financial   IDS Tower 10                 Vice President
Vice President and General      Advisors Inc.                Minneapolis, MN 55440
Auditor
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffrey J. Stremcha,            American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Barbara Stroup Stewart,         American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Keith N. Tufte                  American Express Financial   IDS Tower 10                 Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN 55440        Director of Equity Research
of Equity Research
------------------------------- ---------------------------- ---------------------------- ----------------------------

Norman Weaver Jr.,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Michael L. Weiner,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Capital Holdings Inc.                                 Vice President

                                IDS Futures Brokerage Group                               Vice President

                                IDS Futures Corporation                                   Vice President, Treasurer
                                                                                          and Secretary

                                IDS Sales Support Inc.                                    Director, Vice President
                                                                                          and Assistant Treasurer
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lawrence J. Welte,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffry F. Welter,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Edwin M. Wistrand,              American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                American Express Financial                                Vice President and Chief
                                Advisors Japan Inc.                                       Legal Officer
------------------------------- ---------------------------- ---------------------------- ----------------------------

Michael D. Wolf,                American Express Asset       IDS Tower 10                 Executive Vice President
Vice President                  Management Group Inc.        Minneapolis, MN 55440        and Senior Portfolio
                                                                                          Manager

                                American Express Financial                                Vice President
                                Advisors Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Michael R. Woodward,            American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

         AXP Bond Fund,  Inc.; AXP California  Tax-Exempt  Trust;  AXP Discovery
         Fund,  Inc.; AXP Equity Select Fund, Inc.; AXP Extra Income Fund, Inc.;
         AXP Federal  Income Fund,  Inc.;  AXP Global  Series,  Inc.; AXP Growth
         Series,  Inc.; AXP High Yield Tax-Exempt Fund, Inc.; AXP  International
         Fund, Inc.; AXP Investment Series,  Inc.; AXP Managed Series, Inc.; AXP
         Market Advantage Series,  Inc.; AXP Money Market Series,  Inc.; AXP New
         Dimensions  Fund, Inc.; AXP Precious Metals Fund, Inc.; AXP Progressive
         Fund,  Inc.; AXP Selective Fund,  Inc.; AXP Special  Tax-Exempt  Series
         Trust; AXP Stock Fund, Inc.; AXP Strategy Series,  Inc.; AXP Tax-Exempt
         Series, Inc.; AXP Tax-Free Money Fund, Inc.; AXP Utilities Income Fund,
         Inc.,  Growth Trust;  Growth and Income Trust;  Income Trust;  Tax-Free
         Income Trust; World Trust; IDS Certificate  Company;  Strategist Income
         Fund, Inc.;  Strategist Growth Fund, Inc.; Strategist Growth and Income
         Fund, Inc.;  Strategist World Fund, Inc. and Strategist Tax-Free Income
         Fund, Inc.

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address    Position and Offices with           Offices with Registrant
                                       Underwriter
-------------------------------------- ----------------------------------- -------------------------

Ronald G. Abrahamson                   Vice President-Service Quality      None
IDS Tower 10                           and Reengineering
Minneapolis, MN  55440

Douglas A. Alger                       Senior Vice President-Human         None
IDS Tower 10                           Resources
Minneapolis, MN  55440

Peter J. Anderson                      Senior Vice President-Investment    Vice President-Investments
IDS Tower 10                           Operations
Minneapolis, MN  55440

Ward D. Armstrong                      Vice President-American Express     None
IDS Tower 10                           Retirement Services
Minneapolis, MN  55440

John M. Baker                          Vice President-Plan Sponsor         None
IDS Tower 10                           Services
Minneapolis, MN  55440

Joseph M. Barsky III                   Vice President - Mutual Fund        None
IDS Tower 10                           Equities
Minneapolis, MN  55440

Timothy V. Bechtold                    Vice President-Risk Management      None
IDS Tower 10                           Products
Minneapolis, MN  55440

John D. Begley                         Group Vice President-Ohio/Indiana   None
Suite 100
7760 Olentangy River Rd.
Columbus, OH  43235

Brent L. Bisson                        Group Vice President-Los Angeles    None
Suite 900, E. Westside Twr             Metro
11835 West Olympic Blvd.
Los Angeles, CA  90064

John C. Boeder                         Vice President-Nonproprietary       None
IDS Tower 10                           Products
Minneapolis, MN  55440

Walter K. Booker                       Group Vice President-New Jersey     None
Suite 200, 3500 Market Street
Camp Hill, NJ  17011

Bruce J. Bordelon                      Group Vice President - San          None
1333 N. California Blvd., Suite 200    Francisco Area
Walnut Creek, CA  94596

Charles R. Branch                      Group Vice President-Northwest      None
Suite 200
West 111 North River Dr.
Spokane, WA  99201

Douglas W. Brewers                     Vice President-Sales Support        None
IDS Tower 10
Minneapolis, MN  55440

Karl J. Breyer                         Corporate Senior Vice President     None
IDS Tower 10
Minneapolis, MN  55440

Cynthia M. Carlson                     Vice President-American Express     None
IDS Tower 10                           Securities Services
Minneapolis, MN  55440

Mark W. Carter                         Senior Vice President and Chief     None
IDS Tower 10                           Marketing Officer
Minneapolis, MN  55440

James E. Choat                         Senior Vice President - Third       None
IDS Tower 10                           Party Distribution
Minneapolis, MN  55440

Kenneth J. Ciak                        Vice President and General          None
IDS Property Casualty                  Manager-IDS Property Casualty
1400 Lombardi Avenue
Green Bay, WI  54304

Paul A. Connolly                       Vice President-Advisor Staffing,    None
IDS Tower 10                           Training and Support
Minneapolis, MN 55440

Henry J. Cormier                       Group Vice President-Connecticut    None
Commerce Center One
333 East River Drive
East Hartford, CT  06108

John M. Crawford                       Group Vice President-Arkansas/      None
Suite 200                              Springfield/Memphis
10800 Financial Ctr Pkwy
Little Rock, AR  72211

Kevin F. Crowe                         Group Vice                          None
Suite 312                              President-Carolinas/Eastern
7300 Carmel Executive Pk               Georgia
Charlotte, NC  28226

Colleen Curran                         Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Luz Maria Davis                        Vice President-Communications       None
IDS Tower 10
Minneapolis, MN  55440

Arthur E. Delorenzo                    Group Vice President - Upstate      None
4 Atrium Drive, #100                   New York
Albany, NY  12205

Scott M. DiGiammarino                  Group Vice                          None
Suite 500, 8045 Leesburg Pike          President-Washington/Baltimore
Vienna, VA  22182

Bradford L. Drew                       Group Vice President-Eastern        None
Two Datran Center                      Florida
Penthouse One B
9130 S. Dadeland Blvd.
Miami, FL  33156

Douglas K. Dunning                     Vice President-Assured Assets       None
IDS Tower 10                           Product Development and Management
Minneapolis, MN  55440

James P. Egge                          Group Vice President-Western        None
4305 South Louise, Suite 202           Iowa, Nebraska, Dakotas
Sioux Falls, SD  57103

Gordon L. Eid                          Senior Vice President, General      None
IDS Tower 10                           Counsel and Chief Compliance
Minneapolis, MN  55440                 Officer

Robert M. Elconin                      Vice President-Government           None
IDS Tower 10                           Relations
Minneapolis, MN  55440

Phillip W. Evans                       Group Vice President-Rocky          None
Suite 600                              Mountain
6985 Union Park Center
Midvale, UT  84047-4177

Gordon M. Fines                        Vice President-Mutual Fund Equity   None
IDS Tower 10                           Investments
Minneapolis, MN  55440

Douglas L. Forsberg                    Vice President - International      None
IDS Tower 10
Minneapolis, MN  55440

Jeffrey P. Fox                         Vice President and Corporate        None
IDS Tower 10                           Controller
Minneapolis, MN  55440

William P. Fritz                       Group Vice President-Gateway        None
Suite 160
12855 Flushing Meadows Dr
St. Louis, MO  63131

Carl W. Gans                           Group Vice President-Twin City      None
8500 Tower Suite 1770                  Metro
8500 Normandale Lake Blvd.
Bloomington, MN  55437

Peter A. Gallus                        Vice President-Investment           None
IDS Tower 10                           Administration
Minneapolis, MN  55440

David A. Hammer                        Vice President and Marketing        None
IDS Tower 10                           Controller
Minneapolis, MN  55440

Teresa A. Hanratty                     Senior Vice President-Field         None
Suites 6&7                             Management
169 South River Road
Bedford, NH  03110

Robert L. Harden                       Group Vice President-Boston Metro   None
Two Constitution Plaza
Boston, MA  02129

Lorraine R. Hart                       Vice President-Insurance            None
IDS Tower 10                           Investments
Minneapolis, MN  55440

Scott A. Hawkinson                     Vice President and                  None
IDS Tower 10                           Controller-Private Client Group
Minneapolis, MN  55440

Brian M. Heath                         Senior Vice President and General   None
Suite 150                              Sales Manager
801 E. Campbell Road
Richardson, TX  75081

Janis K. Heaney                        Vice President-Incentive            None
IDS Tower 10                           Management
Minneapolis, MN  55440

Jon E. Hjelm                           Group Vice President-Rhode          None
319 Southbridge Street                 Island/Central-Western
Auburn, MA  01501                      Massachusetts

David J. Hockenberry                   Group Vice President-Tennessee      None
30 Burton Hills Blvd.                  Valley
Suite 175
Nashville, TN  37215

Jeffrey S. Horton                      Vice President and Treasurer        None
IDS Tower 10
Minneapolis, MN  55440

David R. Hubers                        Chairman, President and Chief       Board member
IDS Tower 10                           Executive Officer
Minneapolis, MN  55440

Debra A. Hutchinson                    Vice President - Relationship       None
IDS Tower 10                           Leader
Minneapolis, MN  55440

James M. Jensen                        Vice President and                  None
IDS Tower 10                           Controller-Advice and Retail
Minneapolis, MN  55440                 Distribution Group

Marietta L. Johns                      Senior Vice President-Field         None
IDS Tower 10                           Management
Minneapolis, MN  55440

Nancy E. Jones                         Vice President-Business             None
IDS Tower 10                           Development
Minneapolis, MN  55440

Ora J. Kaine                           Vice President-Financial Advisory   None
IDS Tower 10                           Services
Minneapolis, MN  55440

Linda B. Keene                         Vice President-Market Development   None
IDS Tower 10
Minneapolis, MN  55440

G. Michael Kennedy                     Vice President - Senior Portfolio   None
IDS Tower 10                           Manager
Minneapolis, MN  55440

Richard W. Kling                       Senior Vice President-Products      None
IDS Tower 10
Minneapolis, MN  55440

John M. Knight                         Vice President-Investment           Treasurer
IDS Tower 10                           Accounting
Minneapolis, MN  55440

Paul F. Kolkman                        Vice President-Actuarial Finance    None
IDS Tower 10
Minneapolis, MN  55440

Claire Kolmodin                        Vice President-Service Quality      None
IDS Tower 10
Minneapolis, MN  55440

David S. Kreager                       Group Vice President-Greater        None
Suite 108                              Michigan
Trestle Bridge V
5136 Lovers Lane
Kalamazoo, MI  49002

Steven C. Kumagai                      Director and Senior Vice            None
IDS Tower 10                           President-Direct and Interactive
Minneapolis, MN  55440                 Group

Mitre Kutanovski                       Group Vice President-Chicago Metro  None
Suite 680
8585 Broadway
Merrillville, IN  48410

Kurt A. Larson                         Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440

Lori J. Larson                         Vice President-Brokerage and        None
IDS Tower 10                           Direct Services
Minneapolis, MN  55440

Daniel E. Laufenberg                   Vice President and Chief U.S.       None
IDS Tower 10                           Economist
Minneapolis, MN  55440

Peter A. Lefferts                      Senior Vice President-Corporate     None
IDS Tower 10                           Strategy and Development
Minneapolis, MN  55440

Douglas A. Lennick                     Director and Executive Vice         None
IDS Tower 10                           President-Private Client Group
Minneapolis, MN  55440

Mary J. Malevich                       Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440






Fred A. Mandell                        Vice President-Field Marketing      None
IDS Tower 10                           Readiness
Minneapolis, MN  55440

Daniel E. Martin                       Group Vice President-Pittsburgh     None
Suite 650                              Metro
5700 Corporate Drive
Pittsburgh, PA  15237

Timothy J. Masek                       Vice President and Director of      None
IDS Tower 10                           Global Research
Minnapolis, MN  55440

Sarah A. Mealey                        Vice President-Mutual Funds         None
IDS Tower 10
Minneapolis, MN  55440

Paula R. Meyer                         Vice President-Assured Assets       None
IDS Tower 10
Minneapolis, MN  55440

William P. Miller                      Vice President and Senior           None
IDS Tower 10                           Portfolio Manager
Minneapolis, MN  55440

Shashank B. Modak                      Vice President - Technology Leader  None
IDS Tower 10
Minneapolis, MN  55440

Pamela J. Moret                        Vice President-Variable Assets      None
IDS Tower 10
Minneapolis, MN  55440

Barry J. Murphy                        Senior Vice President-Client        None
IDS Tower 10                           Service
Minneapolis, MN  55440

Mary Owens Neal                        Vice President-Consumer Marketing   None
IDS Tower 10
Minneapolis, MN  55440

Thomas V. Nicolosi                     Group Vice President-New York       None
Suite 220                              Metro Area
500 Mamaroneck Avenue
Harrison, NY  10528

Michael J. O'Keefe                     Vice President-Advisory Business    None
IDS Tower 10                           Systems
Minneapolis, MN 55440

James R. Palmer                        Vice President-Taxes                None
IDS Tower 10
Minneapolis, MN  55440

Marc A. Parker                         Group Vice                          None
10200 SW Greenburg Road                President-Portland/Eugene
Suite 110
Portland, OR 97223

Carla P. Pavone                        Vice President-Compensation         None
IDS Tower 10                           Services and ARD Product
Minneapolis, MN  55440                 Distribution

Thomas P. Perrine                      Senior Vice President-Group         None
IDS Tower 10                           Relationship Leader/American
Minneapolis, MN  55440                 Express Technologies Financial
                                       Services

Susan B. Plimpton                      Vice President-Marketing Services   None
IDS Tower 10
Minneapolis, MN  55440

Larry M. Post                          Group Vice President-Philadelphia   None
One Tower Bridge                       Metro
100 Front Street 8th Fl
West Conshohocken, PA  19428

Ronald W. Powell                       Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Diana R. Prost                         Group Vice                          None
3030 N.W. Expressway                   President-Kansas/Oklahoma
Suite 900
Oklahoma City, OK  73112

James M. Punch                         Vice President and Project          None
IDS Tower 10                           Manager-Platform I Value Enhanced
Minneapolis, MN  55440

Frederick C. Quirsfeld                 Senior Vice President-Fixed Income  Vice President - Fixed Income
IDS Tower 10                                                               Investments
Minneapolis, MN  55440

Rollyn C. Renstrom                     Vice President-Corporate Planning   None
IDS Tower 10                           and Analysis
Minneapolis, MN  55440

R. Daniel Richardson III               Group Vice President-Southern       None
Suite 800                              Texas
Arboretum Plaza One
9442 Capital of Texas Hwy N.
Austin, TX  78759

ReBecca K. Roloff                      Senior Vice President-Field         None
IDS Tower 10                           Management and Financial Advisory
Minneapolis, MN  55440                 Service

Stephen W. Roszell                     Senior Vice                         None
IDS Tower 10                           President-Institutional
Minneapolis, MN  55440

Max G. Roth                            Group Vice                          None
Suite 201 S IDS Ctr                    President-Wisconsin/Upper Michigan
1400 Lombardi Avenue
Green Bay, WI  54304

Erven A. Samsel                        Senior Vice President-Field         None
45 Braintree Hill Park                 Management
Suite 402
Braintree, MA  02184

Theresa M. Sapp                        Vice President - Relationship       None
IDS Tower 10                           Leader
Minneapolis, MN  55440

Russell L. Scalfano                    Group Vice                          None
Suite 201                              President-Illinois/Indiana/Kentucky
101 Plaza East Blvd.
Evansville, IN  47715

William G. Scholz                      Group Vice President-Arizona/Las    None
Suite 205                              Vegas
7333 E Doubletree Ranch Rd
Scottsdale, AZ  85258

Stuart A. Sedlacek                     Senior Vice President and Chief     None
IDS Tower 10                           Financial Officer
Minneapolis, MN  55440

Donald K. Shanks                       Vice President-Property Casualty    None
IDS Tower 10
Minneapolis, MN  55440

F. Dale Simmons                        Vice President-Senior Portfolio     None
IDS Tower 10                           Manager, Insurance Investments
Minneapolis, MN  55440

Judy P. Skoglund                       Vice President-Quality and          None
IDS Tower 10                           Service Support
Minneapolis, MN  55440

James B. Solberg                       Group Vice President-Eastern Iowa   None
466 Westdale Mall                      Area
Cedar RapIDS, IA  52404

Bridget Sperl                          Vice President-Geographic Service   None
IDS Tower 10                           Teams
Minneapolis, MN  55440

Paul J. Stanislaw                      Group Vice President-Southern       None
Suite 1100                             California
Two Park Plaza
Irvine, CA  92714

Lisa A. Steffes                        Vice President - Marketing Offer    None
IDS Tower 10                           Development
Minneapolis, MN  55440

Lois A. Stilwell                       Group Vice President-Outstate       None
Suite 433                              Minnesota Area/ North
9900 East Bren Road                    Dakota/Western Wisconsin
Minnetonka, MN  55343

William A. Stoltzmann                  Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

James J. Strauss                       Vice President and General Auditor  None
IDS Tower 10
Minneapolis, MN  55440

Jeffrey J. Stremcha                    Vice President-Information          None
IDS Tower 10                           Resource Management/ISD
Minneapolis, MN  55440

Barbara Stroup Stewart                 Vice President-Channel Development  None
IDS Tower 10
Minneapolis, MN  55440

Craig P. Taucher                       Group Vice                          None
Suite 150                              President-Orlando/Jacksonville
4190 Belfort Road
Jacksonville,  FL  32216

Neil G. Taylor                         Group Vice                          None
Suite 425                              President-Seattle/Tacoma/Hawaii
101 Elliott Avenue West
Seattle, WA  98119

John R. Thomas                         Senior Vice President               Board Member
IDS Tower 10
Minneapolis, MN  55440

Keith N. Tufte                         Vice President and Director of      None
IDS Tower 10                           Equity Research
Minneapolis, MN  55440

Peter S. Velardi                       Group Vice                          None
Suite 180                              President-Atlanta/Birmingham
1200 Ashwood Parkway
Atlanta, GA  30338

Charles F. Wachendorfer                Group Vice President-Detroit Metro  None
8115 East Jefferson Avenue
Detroit, MI  48214

Donald F. Weaver                       Group Vice President-Greater        None
3500 Market Street, Suite 200          Pennsylvania
Camp Hill, PA  17011

Norman Weaver Jr.                      Senior Vice President - Alliance    None
1010 Main St. Suite 2B                 Group
Huntington Beach, CA  92648

Michael L. Weiner                      Vice President-Tax Research and     None
IDS Tower 10                           Audit
Minneapolis, MN  55440

Jeffry M. Welter                       Vice President-Equity and Fixed     None
IDS Tower 10                           Income Trading
Minneapolis, MN  55440

Thomas L. White                        Group Vice President-Cleveland      None
Suite 200                              Metro
28601 Chagrin Blvd.
Woodmere, OH  44122

Eric S. Williams                       Group Vice President-Virginia       None
Suite 250
3951 Westerre Parkway
Richmond, VA  23233

William J. Williams                    Group Vice President-Western        None
Two North Tamiami Trail                Florida
Suite 702
Sarasota, FL  34236

Edwin M. Wistrand                      Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Michael D. Wolf                        Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440

Michael R. Woodward                    Senior Vice President-Field         None
32 Ellicott St                         Management
Suite 100
Batavia, NY  14020

Rande L. Zellers                       Group Vice President-Gulf States    None
1 Galleria Blvd., Suite 1900
Metairie, LA  70001


Item 27 (c).        Not Applicable

Item 28.            Location of Accounts and Records

                    American Express Financial Corporation
                    IDS Tower 10
                    Minneapolis, MN  55440

Item 29.            Management Services

                    Not Applicable.

Item 30.            Undertakings

                    Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, Strategist Growth and Income Fund, Inc., certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis and State of Minnesota on the 24th day of November, 1999.

STRATEGIST GROWTH AND INCOME FUND, INC.

By /s/   James A. Mitchell**
         James A. Mitchell, President


By /s/   John M. Knight
         John M. Knight, Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of November, 1999.

Signature                                            Title

By /s/   Rodney P. Burwell*                          Director
         Rodney P. Burwell

By /s/   Jean B. Keffeler*                           Director
         Jean B. Keffeler

By /s/   Thomas R. McBurney*                         Director
         Thomas R. McBurney

By /s/   James A. Mitchell*                          Director
         James A. Mitchell

By /s/   John R. Thomas*                             Director
         John R. Thomas


*Signed pursuant to Directors' Power of Attorney, dated April 19, 1999, filed electronically as Exhibit (p)(1) to Registrant's Post-Effective Amendment No. 4, by:



/s/  Eileen J. Newhouse
     Eileen J. Newhouse

**Signed pursuant to Officers' Power of Attorney, dated April 20, 1999, filed electronically as Exhibit (p)(2) to Registrant's Post-Effective Amendment No. 4, by:



/s/  Eileen J. Newhouse
     Eileen J. Newhouse

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, GROWTH AND INCOME TRUST consents to the filing of this Amendment to the Registration Statement signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 24th day of November, 1999.


GROWTH AND INCOME TRUST

By /s/   Arne H. Carlson****
         Arne H. Carlson, Chief Executive Officer


By /s/   John M. Knight
         John M. Knight, Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of November, 1999.

Signatures                                           Capacity

/s/  H. Brewster Atwater, Jr.***                     Trustee
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson***                              Chairman of the Board
     Arne H. Carlson

/s/  Lynne V. Cheney***                              Trustee
     Lynne V. Cheney

/s/  William H. Dudley***                            Trustee
     William H. Dudley

/s/  David R. Hubers***                              Trustee
     David R. Hubers

/s/  Heinz F. Hutter***                              Trustee
     Heinz F. Hutter

/s/  Anne P. Jones***                                Trustee
     Anne P. Jones

/s/  William R. Pearce***                            Trustee
     William R. Pearce

Signatures                                           Capacity

/s/  Alan K. Simpson***                              Trustee
     Alan K. Simpson

/s/  John R. Thomas***                               Trustee
     John R. Thomas

/s/  C. Angus Wurtele***                             Trustee
     C. Angus Wurtele


***Signed pursuant to Trustees' Power of Attorney, dated January 14, 1999, filed electronically as Exhibit (p)(3) to Registrant's Post-Effective Amendment No. 4, by:



/s/  Leslie L. Ogg
     Leslie L. Ogg

****Signed pursuant to Officers' Power of Attorney, dated March 1, 1999, filed electronically as Exhibit (p)(4) to Registrant's Post-Effective Amendment No. 4, by:



/s/  Leslie L. Ogg
     Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 5 TO REGISTRATION STATEMENT NO. 33-63907


This Amendment to the Registration Statement comprises the following papers and documents:

The facing sheet.

Part A.

         The prospectus for:        Strategist Balanced Fund
                                    Strategist Equity Fund
                                    Strategist Equity Income Fund
                                    Strategist Total Return Fund

Part B.

         Statement of Additional Information for: Strategist Balanced Fund
                                                  Strategist Equity Fund
                                                  Strategist Equity Income Fund
                                                  Strategist Total Return Fund


Part C.

         Other Information.

The signatures.